As filed with the Securities and Exchange Commission on July 30, 2020

1933 Act Registration Number 333-107797
1940 Act Registration Number 811-21410
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]

Post-Effective Amendment No.    46      [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

Amendment No.   47 [X]

The Weitz Funds
(Exact Name of Registrant as Specified in Charter)
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code:
402-391-1980
Wallace R. Weitz
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and Address of Agent for Service)

Copies of all communications to:
Patrick W.D. Turley, Esq.
Dechert LLP
1900 K Street N.W.
Washington, DC 20006

It is proposed that this filing will become effective on July 31, 2020 pursuant to paragraph (b) of Rule 485.

PROSPECTUS
July 31, 2020

Balanced Fund
Institutional Class (WBAIX)
Investor Class (WBALX)
Core Plus Income Fund
Institutional Class (WCPBX)
Investor Class (WCPNX)
Hickory Fund (WEHIX)
Nebraska Tax-Free Income Fund (WNTFX)
Partners III Opportunity Fund
Institutional Class (WPOPX)
Investor Class (WPOIX)
Partners Value Fund
Institutional Class (WPVIX)
Investor Class (WPVLX)
Short Duration Income Fund
Institutional Class (WEFIX)
Investor Class (WSHNX)
Ultra Short Government Fund (SAFEX)
Value Fund
Institutional Class (WVAIX)
Investor Class (WVALX)
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.
Notice Regarding Shareholder Report Delivery Options
Beginning January 1, 2021, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a financial adviser).  Instead, the reports will be made available on the Funds’ website https://weitzinvestments.com/resources/product-literature/default.fs, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report.  You will continue to receive other Fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all Fund documents electronically as described below.
If you would like to continue to receive the Funds’ future shareholder reports in paper free of charge after January 1, 2021, you can make that request (1) by contacting your financial intermediary, if you invest through a financial intermediary; or (2) if you invest directly with the Funds, by calling 800-304-9745.
If you already receive shareholder reports and other Fund documents electronically, you will not be affected by this change and you need not take any action.  If you do not receive shareholder reports and other Fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the Funds, call 800-304-9745.  An election to receive shareholder reports in paper will apply to all Funds held with the Weitz Funds and may apply to all funds held with your financial intermediary.

BALANCED FUND SUMMARY
Investment Objective
The investment objectives of the Fund are long-term capital appreciation, capital preservation and current income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees(1)	0.60%	0.60%
Distribution (12b-1) fees	None	None
Other expenses	0.35%	0.54%(2)
Total annual fund operating expenses(3)	0.95%	1.14%
Fee waiver and/or expense reimbursement(4)	(0.25)%	(0.29)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.70%	0.85%
(1) Restated to reflect current management fees.  Effective July 31, 2020, the management fees were reduced from 0.65% to 0.60% of the Fund’s average daily net assets.
(2) Restated to reflect current expenses.  Effective July 31, 2020, the Fund’s administrative services fees were revised.
(3) Restated to reflect current fees and expenses.
(4) The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Institutional Class shares and Investor Class shares to 0.70% and 0.85%, respectively, of each Class’s average daily net assets through July 31, 2021.  This agreement may only be terminated by the Board of Trustees of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.  The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$72	$278	$501	$1,144
Investor Class	$87	$333	$600	$1,360
Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of the portfolio.
Principal Investment Strategies
The Fund invests primarily in a portfolio of equity and debt securities.  Under normal circumstances, the Fund will invest at least 25% of its total assets in equity securities, such as common stocks and a variety of securities convertible into common stock such as rights, warrants and convertible preferred stock.  Also, under normal circumstances, the Fund will invest at least 25% of its total assets in investment-grade debt securities (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms) such as U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities), corporate debt securities, other mortgage-backed securities and asset-backed securities.  The Fund may also invest up to 20% of its total assets in debt securities which are unrated or non-investment grade (non-investment grade securities are commonly referred to as “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 20% limit.
The Fund may invest in the equity securities of issuers of all sizes.  The Fund may invest in debt securities of all maturities.  The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Fund’s “at least 25%” policy for investment grade debt securities only if the derivative instruments have economic characteristics similar to the securities included within that policy.  The Fund may invest in equity or debt securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers.
The Fund’s investment strategy (which we call “value investing”) is based on our belief that prices fluctuate around the true value of a security.  For the equity portion of the Fund we seek to identify the securities of growing, well-managed businesses which have honest, competent management.  We then estimate the price that an informed, rational buyer would pay for 100% of the business (i.e., the private market value).  At the heart of the process is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future.  The valuation may focus on asset values, earnings power and the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business.
The Fund then tries to buy shares of the company’s stock at a significant discount to this “private market value.”  We invest with a multiple-year time horizon.  The Fund anticipates that the stock price will rise as the value of the business grows and as the valuation discount narrows.  Ideally the business value grows and the stock continues to trade at a discount for long periods of time.  We generally will sell these stocks as they approach or exceed our estimate of private market value.
The Fund’s investment strategy with respect to debt securities is to select debt securities whose yield is sufficiently attractive in view of the risks of ownership.  We consider a number of factors such as the security’s price, coupon and yield-to-maturity, as well as the credit quality of the issuer in deciding whether to invest in a particular debt security.  In addition, we review the terms of the debt security, including subordination, default, sinking fund and early redemption provisions.
We do not try to “time” the market.  However, if there is cash available for investment and there are not securities which meet the Fund’s investment criteria or if we determine that market conditions warrant, the Fund may invest without limitation in cash and cash equivalents such as U.S. Government securities or government money market fund shares.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.
Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:
•
Market Risk   As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors.  Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases such as the COVID-19 pandemic) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated.  You may lose money if you invest in the Fund.

•
Active Management Risk   The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect.  The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.

•
Value Investing Risk   Value investors seek to invest in companies whose stock prices are low in relation to their estimated worth or future prospects.  Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.  Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

•
Concentration Risk   The risk that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.  The Fund tends to invest a high percentage of assets in its largest holdings.

•
Large Company Risk   Securities of large companies tend to have less overall volatility compared to those of mid-size and small companies; however, large companies may not be able to attain the high growth rates of successful mid-size or small companies.  In addition, large companies may be less capable of responding to competitive challenges and disruptive changes.

•
Mid-Size Company Risk   Securities of mid-size companies may be more volatile and less liquid, compared to those of large companies, due to the mid-size companies’ limited product lines, markets, financing sources and management depth.  Also, securities of mid-size companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.

•
Small Company Risk   Securities of small companies may be more volatile and less liquid, compared to those of large and mid-size companies, due to the small companies’ size, limited product lines, markets, financing sources and management depth.  Also, securities of small companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.

•
Non-U.S. Securities Risk   The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

•
Interest Rate Risk   Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates.  When interest rates rise, debt securities prices fall.  When interest rates fall, debt securities prices rise.  Changing interest rates may have sudden and unpredictable effects in the markets and on the Fund’s investments.  In general, debt securities with longer matures are more sensitive to changes in interest rates.

•
Credit Risk   The risk that the issuer of a debt security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall.  In general, lower-rated debt securities may have greater credit risk than investment grade securities.

•
Non-Investment Grade Debt (Junk Bond) Securities Risk   Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes or issuer developments.

•
Call Risk   Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date.  Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.

•
Debt Securities Liquidity Risk   Debt securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.

•
Mortgage-Backed (and Other Asset-Backed) Securities Risk    Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments of principal and/or interest on the mortgages (or loans) in an underlying asset pool.  Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments.  Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders.  Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (which could mean sooner or later than expected), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities and (iii) the credit support may be insufficient to make payment on the securities.

•
Government-Sponsored Enterprises Risk   Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.

•
Derivatives Risk   Derivatives are instruments, such as futures and forward contracts, whose value is derived from that of other assets, rates or indices.  The use of derivatives may carry more risk than other types of investments.  Derivatives are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested.  The use of some derivatives requires the Fund to segregate liquid assets to cover the Fund’s obligations under the derivatives agreement or as required by regulations.

•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.
Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.
Performance
The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of relevant broad-based securities market indices.  The Morningstar Moderately Conservative Target Risk Index, the Fund’s primary comparative index, is an asset allocation index maintained by Morningstar, Inc. which is intended to represent exposure to a diversified portfolio of equities and fixed-income investments.  As of June 30, 2020, the Index represented exposure to a portfolio comprised of 55% bonds

(with US bonds comprising 48.50% and non-US bonds comprising 6.50%) and 40% stocks (with US stocks comprising 24.50% and non-US stocks comprising 15.50%), with the remaining 5% consisting of a combination of inflation hedging instruments and cash (with 4% comprised of Treasury Inflation-Protected Securities (“TIPS”) and 1% held in cash).  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available at weitzinvestments.com or by calling us toll-free at 800-304-9745.
Calendar Year Total Returns—Investor Class

The year-to-date return for the Fund’s Investor Class for the six months ended June 30, 2020 was ‑0.84%.
BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	4th quarter 2011	8.53%
Worst quarter	3rd quarter 2011	-9.19%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2019)
	1 Year	5 Year	10 Year
Investor Class
Return before taxes	17.94%	5.79%	7.61%
Return after taxes on distributions	17.13%	4.52%	6.66%
Return after taxes on distributions and sale of fund shares	10.70%	4.21%	5.94%
Institutional Class return before taxes(1)	17.98%	5.80%	7.62%
Comparative Index (reflects no deduction for fees, expenses or taxes):
Morningstar Moderately Conservative Target Risk Index	15.25%	5.55%	6.26%

(1) Institutional Class shares first became available for sale on March 29, 2019.  For performance prior to that date, this table includes the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, and higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but Institutional Class shares would have had lower expenses.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).
Fund Management
Investment Adviser
Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.
Portfolio Manager
Bradley P. Hinton, CFA, is primarily responsible for the day-to-day management of the Fund.  Mr. Hinton has been portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares
For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.
For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000. The subsequent minimum investment requirement is $25.
Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ DST Asset Manager Solutions, Inc., 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzinvestments.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.
Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments).  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
WBAIX, WBALX Sum Pro
4002020

CORE PLUS INCOME FUND SUMMARY
Investment Objective
The primary investment objectives of the Fund are current income and capital preservation. A secondary investment objective is long-term capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees	0.40%	0.40%
Distribution (12b-1) fees	None	None
Other expenses	0.40%	0.78%(1)
Total annual fund operating expenses	0.80%	1.18%
Fee waiver and/or expense reimbursement(2)	(0.40)%	(0.68)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.40%	0.50%
(1) Restated to reflect current expenses.  Effective July 31, 2020, the Fund’s administrative services fees were revised.
(2) The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Institutional Class shares and Investor Class shares to 0.40% and 0.50%, respectively, of each Class’s average daily net assets through July 31, 2021.  This agreement may only be terminated by the Board of Trustees of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.  The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$41	$215	$405	$953
Investor Class	$51	$307	$583	$1,371

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of the portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities.  These debt securities may include U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities), corporate debt securities, other mortgage-backed securities, asset-backed securities and securities issued by foreign governments, which may include sovereign debt.  The Fund may invest up to 25% of its total assets in debt securities which are unrated or which are non-investment grade (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firm) (non-investment grade securities are commonly referred to as “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 25% limit.  The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.  The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  We select debt securities whose yield is sufficiently attractive in view of the risks of ownership.  In deciding whether the Fund should invest in particular debt securities, we consider a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  We review the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.
The Fund may invest in debt securities of all maturities, but expects to maintain a dollar-weighted average maturity of less than ten years.  The dollar-weighted average maturity of the Fund’s portfolio as of June 30, 2020 was 6.0 years.
The Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.
If we determine that circumstances warrant, a greater portion of the Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high-quality debt securities.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.
Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:
•
Market Risk   As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors.  Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases such as the COVID-19 pandemic) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated.  You may lose money if you invest in the Fund.

•
Active Management Risk   The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect.  The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.

•
Interest Rate Risk   Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates.  When interest rates rise, debt securities prices fall.  When interest rates fall, debt securities prices rise.  Changing interest rates may have sudden and unpredictable effects in the markets and on the Fund’s investments.  In general, debt securities with longer matures are more sensitive to changes in interest rates.

•
Credit Risk   The risk that the issuer of a debt security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall.  In general, lower-rated debt securities may have greater credit risk than investment grade securities.

•
Non-Investment Grade Debt (Junk Bond) Securities Risk   Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes or issuer developments.

•
Call Risk   Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date.  Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.

•
Debt Securities Liquidity Risk   Debt securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.

•
Mortgage-Backed (and Other Asset-Backed) Securities Risk    Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments of principal and/or interest on the mortgages (or loans) in an underlying asset pool.  Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments.  Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders.  Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (which could mean sooner or later than expected), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities and (iii) the credit support may be insufficient to make payment on the securities.

•
Government-Sponsored Enterprises Risk   Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.

•
Municipal Securities Risk   Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes which could affect the market for and value of municipal securities.

•
Non-U.S. Securities Risk   The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

•
Derivatives Risk   Derivatives are instruments, such as futures and forward contracts, whose value is derived from that of other assets, rates or indices.  The use of derivatives may carry more risk than other types of investments.  Derivatives are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested.  The use of some derivatives requires the Fund to segregate liquid assets to cover the Fund’s obligations under the derivatives agreement or as required by regulations.

•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.
Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.
Performance
The following chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a relevant broad-based securities market index.  The Bloomberg Barclays U.S. Aggregate Index, the Fund’s primary comparative index, is generally representative of the market for investment grade, U.S. dollar-denominated, fixed-rate taxable bonds.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available at weitzinvestments.com or by calling us toll-free at 800-304-9745.
Calendar Year Total Returns—Investor Class
The bar chart above had previously reflected the Fund’s Institutional Class, and has been changed to the Investor Class, to be more consistent with the presentation for other Weitz Funds.
The year-to-date return for the Fund’s Investor Class for the six months ended June 30, 2020 was 5.18%.
BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	2nd quarter 2016	3.89%
Worst quarter	4th quarter 2015	-1.63%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2019)
	1 Year	5 Year	Since inception
Investor Class
Return before taxes	7.39%	3.72%	3.63%
Return after taxes on distributions	6.12%	2.58%	2.53%
Return after taxes on distributions and sale of fund shares	4.38%	2.35%	2.30%
Institutional Class return before taxes	7.58%	3.92%	3.83%
Comparative Index (reflects no deduction for fees, expenses or taxes):
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.22%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).
Fund Management
Investment Adviser
Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.
Portfolio Managers
Thomas D. Carney, CFA, and Nolan P. Anderson are jointly and primarily responsible for the day-to-day management of the Fund.  Both Mr. Carney and Mr. Anderson have been portfolio managers of the Fund since its inception.
Purchase and Sale of Fund Shares
For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.
For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000.  The subsequent minimum investment requirement is $25.
Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ DST Asset Manager Solutions, Inc., 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzinvestments.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments).  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
WCPBX ,WCPNX Sum Pro
5732020

HICKORY FUND SUMMARY
Investment Objective
The investment objective of the Fund is capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees(1)	0.85%
Distribution (12b-1) fees	None
Other expenses	0.28%
Total annual fund operating expenses(2)	1.13%
Fee waiver and/or expense reimbursement(3)	(0.04)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.09%
(1)  Restated to reflect current management fees.  Effective July 31, 2020, the management fees were reduced.
(2) Restated to reflect current fees and expenses.
(3) The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses to 1.09% of the Fund’s average daily net assets through July 31, 2021.   This agreement may only be terminated by the Board of Trustees of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$111	$355	$618	$1,371

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of the portfolio.
Principal Investment Strategies
The Fund’s investment strategy (which we call “value investing”) is based on our belief that stock prices fluctuate around the true value of a company.  The Fund invests the majority of its assets in the common stock of medium-sized companies.  The Fund considers medium-sized companies to be issuers with a market capitalization, at the time of initial purchase, of greater than $1 billion and less than or equal to the market capitalization of the largest company in the Russell Midcap Index.  As of June 30, 2020, the market capitalization of the largest company in the Russell Midcap Index was $47.965 billion.  The Fund may invest in securities issued by non-U.S. companies, which securities may be denominated in U.S. dollars or foreign currencies.  As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers.
We seek to identify the securities of growing, well-managed businesses which have honest, competent management. We then estimate the price that an informed, rational buyer would pay for 100% of the business (i.e., the private market value).  At the heart of the process is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future.  The valuation may focus on asset values, earnings power and the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business.
The Fund then tries to buy shares of the company’s stock at a significant discount to this “private market value.”  We invest with a multiple-year time horizon. The Fund anticipates that the stock price will rise as the value of the business grows and as the valuation discount narrows.  Ideally the business value grows and the stock continues to trade at a discount for long periods of time.  We generally will sell these stocks as they approach or exceed our estimate of private market value.
We do not try to “time” the market.  However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. Government securities or government money market fund shares.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.
Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:
•
Market Risk   As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors.  Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases such as the COVID-19 pandemic) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated.  You may lose money if you invest in the Fund.

•
Active Management Risk   The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect.  The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.

•
Value Investing Risk   Value investors seek to invest in companies whose stock prices are low in relation to their estimated worth or future prospects.  Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.
•
Concentration Risk   The risk that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.  The Fund tends to invest a high percentage of assets in its largest holdings.

•
Mid-Size Company Risk   Securities of mid-size companies may be more volatile and less liquid, compared to those of large companies, due to the mid-size companies’ limited product lines, markets, financing sources and management depth.  Also, securities of mid-size companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.

•
Non-U.S. Securities Risk   The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

•   Failure to Meet Investment Objective  There can be no assurance that the Fund will meet its investment objective.
Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.
Performance
The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of relevant broad-based securities market indices.  The Russell Midcap Index, the Fund’s primary comparative index, measures the performance of the 800 next-largest U.S. companies, after the 1000 largest U.S. companies.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Effective March 29, 2019, the Fund revised its principal investment strategies.  The Fund’s past performance in the bar chart and table for periods prior to March 29, 2019 reflect the Fund’s prior principal investment strategies and may not be indicative of future performance results.  Updated performance information is available at weitzinvestments.com or by calling us toll-free at 800-304-9745.
Calendar Year Total Returns

The Fund’s year-to-date return for the six months ended June 30, 2020 was ‑14.50%.
BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	1st quarter 2019	16.65%
Worst quarter	3rd quarter 2011	-17.05%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2019)
	1 Year	5 Year	10 Year
Return before taxes	36.06%	5.27%	10.97%
Return after taxes on distributions	35.47%	3.72%	10.01%
Return after taxes on distributions and sale of fund shares	21.74%	3.85%	8.95%
Comparative Index (reflects no deduction for fees, expenses or taxes):
Russell Midcap Index	30.54%	9.33%	13.19%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).
Fund Management
Investment Adviser
Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.
Portfolio Managers
Wallace R. Weitz, CFA, and Andrew S. Weitz are jointly and primarily responsible for the day-to-day management of the Fund.  Wallace R. Weitz has been a portfolio manager of the Fund since January 1, 2003.  Andrew S. Weitz became a portfolio manager of the Fund on December 30, 2011.
Purchase and Sale of Fund Shares
The minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.
Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ DST Asset Manager Solutions, Inc., 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at

800-304-9745, or online at weitzinvestments.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.
Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments).  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
WEHIX Sum Pro
3322020

NEBRASKA TAX-FREE INCOME FUND SUMMARY
Investment Objective
The investment objective of the Fund is current income that is exempt from both federal and Nebraska personal income taxes, consistent with the preservation of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Distribution (12b-1) fees	None
Other expenses	0.70%
Total annual fund operating expenses	1.10%
Fee waiver and/or expense reimbursement(1)	(0.65)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.45%
(1) The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses to 0.45% of the Fund’s average daily net assets through July 31, 2021.   This agreement may only be terminated by the Board of Trustees of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$46	$285	$543	$1,282
Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of the portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax, or in open or closed-end mutual funds which in turn invest in municipal securities, generally.  The Fund may also invest up to 20% of its net assets in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.  The Fund will invest primarily in investment-grade securities (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms).  The Fund may also invest up to 20% of its total assets in unrated or non-investment grade securities (non‑investment grade securities are commonly referred to as “junk bonds”).  The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Fund’s 80% policy to the extent they have economic characteristics similar to the securities included within that policy.
Although the Fund has no limitations on the maturities of individual securities, the average dollar-weighted maturity of the Fund is generally expected to be less than ten years.  We select debt securities whose yield is sufficiently attractive in view of the risks of ownership.  In deciding whether the Fund should invest in particular debt securities, we consider a number of factors such as price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  In addition, we review the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.
If we determine that circumstances warrant, a greater portion of the Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high-quality debt securities.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.
Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:
•
Market Risk   As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors.  Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases such as the COVID-19 pandemic) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated.  You may lose money if you invest in the Fund.

•
Active Management Risk   The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect.  The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.

•
Interest Rate Risk   Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates.  When interest rates rise, debt securities prices fall.  When interest rates fall, debt securities prices rise.  Changing interest rates may have sudden and unpredictable effects in the markets and on the Fund’s investments.  In general, debt securities with longer matures are more sensitive to changes in interest rates.

•
Credit Risk   The risk that the issuer of a debt security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall.  In general, lower-rated debt securities may have greater credit risk than investment grade securities.

•
Non-Investment Grade Debt (Junk Bond) Securities Risk   Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes or issuer developments.
•
Call Risk   Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date.  Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.

•
Debt Securities Liquidity Risk   Debt securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.

•
Municipal Securities Risk   Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes which could affect the market for and value of municipal securities.

•
Nebraska State-Specific Risk   Because the Fund invests primarily in Nebraska municipal securities, the Fund is more vulnerable to unfavorable economic, political or regulatory developments in Nebraska than are funds that invest in municipal securities of many states.  These developments may include economic or political policy changes, tax base erosion, state limits on tax increases, budget deficits and other financial difficulties, as well as changes in the credit ratings assigned to the state’s municipal issuers.  Neither the State of Nebraska nor its agencies may issue general obligation bonds secured by the full faith and credit of the State.  In addition, the economy of the State is heavily agricultural and changes in the agricultural sector may adversely affect taxes and other municipal revenues.  The State and its issuers may also be adversely affected by the COVID‑19 pandemic, including negative financial impact on the State’s municipal issuers.

•
No Guarantee That Income Will Remain Tax Exempt   There is no guarantee that the Fund’s income will remain exempt from federal or state income taxes.  Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

•
Non-Diversified Risk   The Fund is considered non-diversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.  As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few securities.

•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.
Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.
Performance
The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a broad-based securities market index, the Bloomberg Barclays 5‑Year Municipal Bond Index, which represents major municipal bonds of all quality ratings with an average maturity of approximately five years.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available at weitzinvestments.com or by calling us toll-free at 800‑304‑9745.

Calendar Year Total Returns
The Fund’s year-to-date return for the six months ended June 30, 2020 was 2.23%.
BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	2nd quarter 2011	2.52%
Worst quarter	4th quarter 2010	-1.74%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2019)
	1 Year	5 Year	10 Year
Return before taxes	4.05%	1.30%	1.92%
Return after taxes on distributions	4.05%	1.29%	1.90%
Return after taxes on distributions and sale of fund shares	2.92%	1.35%	1.92%
Comparative Index (reflects no deduction for fees, expenses or taxes):
Bloomberg Barclays 5-Year Municipal Bond Index	5.45%	2.44%	2.94%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management
Investment Adviser
Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.
Portfolio Manager
Thomas D. Carney, CFA, is primarily responsible for the day-to-day management of the Fund.  Mr. Carney has been the portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares
The minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.
Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ DST Asset Manager Solutions, Inc., 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzinvestments.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.
Tax Information
The Fund’s distributions of interest on municipal bonds generally are not subject to Federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term capital gains and long-term capital gains.  In addition, interest on certain bonds may be subject to the Federal alternative minimum tax.  To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments).  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
WNTFX SumPro
3112020

PARTNERS III OPPORTUNITY FUND SUMMARY
Investment Objective
The investment objective of the Fund is capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees	1.00%	1.00%
Distribution (12b-1) fees	None	None
Other expenses	0.16%	0.74%(1)
Dividend expense on short sales	0.28%	0.29%
Total annual fund operating expenses	1.44%	2.03%
(1) Restated to reflect current expenses.  Effective July 31, 2020, the Fund’s administrative services fees were revised.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$147	$456	$787	$1,724
Investor Class	$206	$637	$1,093	$2,358

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of the portfolio.
Principal Investment Strategies
The Fund is a “multi-cap” fund and may invest in securities of any market capitalization.  The Fund may invest in securities issued by non-U.S. companies, which securities may be denominated in U.S. dollars or foreign currencies.  As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers.  The Fund invests in long positions in stocks and other securities, when we anticipate that the value of such securities will increase.  The Fund also invests in short positions in stocks and other securities, including short sales of exchange traded funds, when we anticipate a decline in the value of such securities.  The Fund has the ability to borrow money to invest in its long positions, and may buy and sell futures contracts, such as stock index futures contracts.  The Fund’s mix of long positions and short positions will change over time based on the investment adviser’s assessment of market conditions.
The Fund’s investment strategy for long positions (which we call “value investing”) is based on our belief that stock prices fluctuate around the true value of a company.  We seek to identify the securities of growing, well-managed businesses of any size which have honest, competent management.  We then estimate the price that an informed, rational buyer would pay for 100% of the business (i.e., the private market value).  At the heart of the process is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future.  The valuation may focus on asset values, earnings power and the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business.
The Fund then tries to buy shares of the company’s stock at a significant discount to this “private market value.”  We invest with a multiple-year time horizon.  The Fund anticipates that the stock price will rise as the value of the business grows and as the valuation discount narrows.  Ideally the business value grows and the stock continues to trade at a discount for long periods of time.  We generally will sell these stocks as they approach or exceed our estimate of private market value.
The Fund’s investment strategies for short positions can include (1) selling short an exchange traded fund (“ETF”) or other security that tracks a broad or narrow market index, in hopes of buying the security at a future date at a lower price, (2) simultaneously buying a put option and selling a call option on an ETF or other security that tracks a broad or narrow market index, (3) buying an ETF or other security that is designed to appreciate in value when the value of a broad or narrow market index declines, (4) simultaneously holding a short position in one security and a long position in another security, with the objective of earning positive returns on the combined set of positions, (5) selling a covered call option on a security that the Fund owns for the duration of the option period and (6) holding a short position in an ETF or other security that tracks a broad or narrow market index and adding to the Fund’s long positions in particular stocks by a corresponding amount.
We do not try to “time” the market.  However, if there is cash available for investment and there are not securities that meet the Fund’s long or short investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. Government securities or government money market fund shares.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.
Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:
•
Market Risk   As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors.  Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases such as the COVID-19 pandemic) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.
•
Active Management Risk   The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect.  The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.

•
Value Investing Risk   Value investors seek to invest in companies whose stock prices are low in relation to their estimated worth or future prospects.  Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.  Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

•
Concentration Risk   The risk that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.  The Fund tends to invest a high percentage of assets in its largest holdings.

•
Large Company Risk   Securities of large companies tend to have less overall volatility compared to those of mid-size and small companies; however, large companies may not be able to attain the high growth rates of successful mid-size or small companies.  In addition, large companies may be less capable of responding to competitive challenges and disruptive changes.

•
Mid-Size Company Risk   Securities of mid-size companies may be more volatile and less liquid, compared to those of large companies, due to the mid-size companies’ limited product lines, markets, financing sources and management depth.  Also, securities of mid-size companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.

•
Small Company Risk   Securities of small companies may be more volatile and less liquid, compared to those of large and mid-size companies, due to the small companies’ size, limited product lines, markets, financing sources and management depth.  Also, securities of small companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.

•
Non-U.S. Securities Risk   The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

•
Investments in Exchange Traded Funds   ETFs that are based on an index incur certain expenses not incurred by their applicable index and, as such, the Fund will incur additional expenses as a result of investing in an ETF.  ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.

•
Short Sales Risk   The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique.  The Fund will suffer a loss when the price of a security that it has sold short increases; the loss of value on a short position is theoretically unlimited.  Also there may be times when the Fund’s lender demands, or market conditions dictate, that the borrowed securities be returned to the lender on short notice, and the Fund may have to borrower the securities from another lender or purchase the securities at an unfavorable price.  In addition, the use of short sales will increase the Fund’s expenses.  And because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in the value of securities, which far exceeds the value of the Fund’s assets.  This may magnify gains and losses and increase the volatility of the Fund’s returns.

•
Leverage Risk   The Fund may borrow from banks or brokers and pledge its assets in connection with any such borrowing.  If the interest and other expenses on borrowings is greater than the Fund’s returns on the proceeds of the borrowings, then the use of leverage will decrease the overall return to the Fund’s shareholders.  The use of leverage will also tend to magnify the volatility of the Fund’s returns.

•
Derivatives Risk   Derivatives are instruments, such as futures and forward contracts, whose value is derived from that of other assets, rates or indices.  The use of derivatives may carry more risk than other types of investments.  Derivatives are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested. The use of some derivatives requires the Fund to segregate liquid assets to cover the Fund’s obligations under the derivatives agreement or as required by regulations.
•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.
Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.
Performance
The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of relevant broad-based securities market indices.  The Standard & Poor’s 500 Index, the Fund’s primary comparative index, is generally representative of the market for the stocks of large-size U.S. companies.  The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available at weitzinvestments.com or by calling us toll-free at 800‑304-9745.
Calendar Year Total Returns—Institutional Class

The year-to-date return for the Fund’s Institutional Class for the six months ended June 30, 2020 was ‑6.59%.
BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	1st quarter 2019	19.48%
Worst quarter	3rd quarter 2011	-12.84%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2019)
	1 Year	5 Year	10 Year
Institutional Class
Return before taxes	34.22%	5.75%	11.28%

Return after taxes on distributions	32.21%	4.21%	10.17%
Return after taxes on distributions and sale of fund shares	21.64%	4.27%	9.23%
Investor Class return before taxes(1)	33.48%	5.22%	10.89%
Comparative Indices (reflect no deduction for fees, expenses or taxes):
Standard & Poor’s 500 Index	31.49%	11.70%	13.56%
Russell 3000 Index	31.02%	11.24%	13.42%

(1) Investor Class shares first became available for sale on August 1, 2011.  For performance prior to that date, this table includes the actual performance of the Fund’s Institutional Class (and uses the actual expenses of the Fund’s Institutional Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Investor Class would have been substantially similar to, yet lower than, the performance of the Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but Investor Class shares would have had higher expenses.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).
Fund Management
Investment Adviser
Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.
Portfolio Manager
Wallace R. Weitz, CFA, and Andrew S. Weitz are jointly and primarily responsible for the day-to-day management of the Fund.  Wallace R. Weitz has been a portfolio manager of the Fund since its inception.  Andrew S. Weitz became a portfolio manager of the Fund on July 31, 2020.
Purchase and Sale of Fund Shares
For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.
For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000.  The subsequent minimum investment requirement is $25.
Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ DST Asset Manager Solutions, Inc., 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzinvestments.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments).  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
WPOPX ,WPOIX Sum Pro
3102020

PARTNERS VALUE FUND SUMMARY
Investment Objective
The investment objective of the Fund is capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees(1)	0.75%	0.75%
Distribution (12b-1) fees	None	None
Other expenses	0.18%	0.38%(2)
Total annual fund operating expenses(3)	0.93%	1.13%
Fee waiver and/or expense reimbursement(4)	(0.04)%	(0.04)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.89%	1.09%
(1) Restated to reflect current management fees.  Effective July 31, 2020, the management fees were reduced.
(2) Restated to reflect current expenses.  Effective July 31, 2020, the Fund’s administrative services fees were revised.
(3) Restated to reflect current fees and expenses.
(4) The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Institutional Class shares and Investor Class shares to 0.89% and 1.09%, respectively, of each Class’s average daily net assets through July 31, 2021.  This agreement may only be terminated by the Board of Trustees of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.  The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$91	$292	$511	$1,139
Investor Class	$111	$355	$618	$1,371
Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of the portfolio.
Principal Investment Strategies
The Fund’s investment strategy (which we call “value investing”) is based on our belief that stock prices fluctuate around the true value of a company.  The Fund is a “multi-cap” fund and may invest in securities of any market capitalization.  The Fund may invest in securities issued by non-U.S. companies, which securities may be denominated in U.S. dollars or foreign currencies.  As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers.
We seek to identify the securities of growing, well-managed businesses of any size which have honest, competent management. We then estimate the price that an informed, rational buyer would pay for 100% of the business (i.e., the private market value).  At the heart of the process is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future.  The valuation may focus on asset values, earnings power and the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business.
The Fund then tries to buy shares of the company’s stock at a significant discount to this “private market value.”  We invest with a multiple-year time horizon. The Fund anticipates that the stock price will rise as the value of the business grows and as the valuation discount narrows.  Ideally the business value grows and the stock continues to trade at a discount for long periods of time.  We generally will sell these stocks as they approach or exceed our estimate of private market value.
We do not try to “time” the market.  However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. Government securities or government money market fund shares.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.
Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:
•
Market Risk   As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors.  Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases such as the COVID-19 pandemic) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated.  You may lose money if you invest in the Fund.

•
Active Management Risk   The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect.  The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.

•
Value Investing Risk   Value investors seek to invest in companies whose stock prices are low in relation to their estimated worth or future prospects.  Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.  Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

•
Concentration Risk   The risk that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.  The Fund tends to invest a high percentage of assets in its largest holdings.

•
Large Company Risk   Securities of large companies tend to have less overall volatility compared to those of mid-size and small companies; however, large companies may not be able to attain the high growth rates of successful mid-size or small companies.  In addition, large companies may be less capable of responding to competitive challenges and disruptive changes.

•
Mid-Size Company Risk   Securities of mid-size companies may be more volatile and less liquid, compared to those of large companies, due to the mid-size companies’ limited product lines, markets, financing sources and management depth.  Also, securities of mid-size companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.

•
Small Company Risk   Securities of small companies may be more volatile and less liquid, compared to those of large and mid-size companies, due to the small companies’ size, limited product lines, markets, financing sources and management depth.  Also, securities of small companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.

•
Non-U.S. Securities Risk   The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.
Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.
Performance
The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of relevant broad-based securities market indices.  The Standard & Poor’s 500 Index, the Fund’s primary comparative index, is generally representative of the market for the stocks of large-size U.S. companies.  The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available at weitzinvestments.com or by calling us toll-free at 800-304-9745.

Calendar Year Total Returns – Investor Class
The year-to-date return for the Fund’s Investor Class for the six months ended June 30, 2020 was -12.89%.
BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	1st quarter 2019	15.26%
Worst quarter	4th quarter 2018	-15.97%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2019)
	1 Year	5 Year	10 Year
Investor Class
Return before taxes	33.26%	4.85%	10.64%
Return after taxes on distributions	30.99%	3.36%	9.77%
Return after taxes on distributions and sale of fund shares	21.12%	3.55%	8.69%
Institutional Class return before taxes(1)	33.61%	5.11%	10.78%
Comparative Indices (reflect no deduction for fees, expenses or taxes):
Standard & Poor’s 500 Index	31.49%	11.70%	13.56%
Russell 3000 Index	31.02%	11.24%	13.42%
(1) Institutional Class shares first became available for sale on July 31, 2014.  For performance prior to that date, this table includes the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, and higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but Institutional Class shares would have had lower expenses.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).
Fund Management
Investment Adviser
Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.
Portfolio Managers
Wallace R. Weitz, CFA, Bradley P. Hinton, CFA, and Andrew S. Weitz are jointly and primarily responsible for the day-to-day management of the Fund.  Wallace R. Weitz has been a portfolio manager of the Fund since its inception.  Mr. Hinton became a portfolio manager of the Fund in 2006.  Andrew S. Weitz became a portfolio manager of the Fund on July 31, 2020.
Purchase and Sale of Fund Shares
For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.
For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000. The subsequent minimum investment requirement is $25.
Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ DST Asset Manager Solutions, Inc., 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzinvestments.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.
Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments).  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
WPVIX, WPVLX Sum Pro
3312020

SHORT DURATION INCOME FUND SUMMARY
Investment Objective
The investment objective of the Fund is current income consistent with the preservation of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees	0.40%	0.40%
Distribution (12b-1) fees	None	None
Other expenses	0.24%	0.55%(1)
Total annual fund operating expenses	0.64%	0.95%
Fee waiver and/or expense reimbursement(2)	(0.16)%	(0.40)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.48%	0.55%

(1) Restated to reflect current expenses.  Effective July 31, 2020, the Fund’s administrative services fees were revised.
(2) The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Institutional Class shares and Investor Class shares to 0.48% and 0.55%, respectively, of each Class’s average daily net assets through July 31, 2021.  This agreement may only be terminated by the Board of Trustees of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.  The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$49	$189	$341	$783
Investor Class	$56	$263	$486	$1,130
Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of the portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities.  These debt securities may include U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities), corporate debt securities, other mortgage-backed securities, asset-backed securities and securities issued by foreign governments, which may include sovereign debt.  The Fund may invest up to 15% of its total assets in debt securities which are unrated or which are non‑investment grade (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms) (non‑investment grade securities are commonly referred to as “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 15% limit.  The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.  The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  We select debt securities whose yield is sufficiently attractive in view of the risks of ownership.  In deciding whether the Fund should invest in particular debt securities, we consider a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  We review the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.
The Fund may invest in debt securities of all maturities, but expects to maintain an average effective duration between one to three and a half years.  The average effective duration of the Fund’s portfolio as of June 30, 2020 was 1.3 years.  “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates.  The longer the duration of the Fund’s overall portfolio (or an individual debt security), the more sensitive its market price will be to changes in interest rates.  For example, if interest rates increase by 1%, the market price of a debt security with a duration of 3 years will generally decrease by approximately 3%.  Conversely, a 1% decline in interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.
If we determine that circumstances warrant, a greater portion of the Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high-quality debt securities.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.
Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:
•
Market Risk   As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors.  Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases such as the COVID-19 pandemic) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated.  You may lose money if you invest in the Fund.

•
Active Management Risk   The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect.  The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.

•
Interest Rate Risk   Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates.  When interest rates rise, debt securities prices fall.  When interest rates fall, debt securities prices rise.  Changing interest rates may have sudden and unpredictable effects in the markets and on the Fund’s investments.  In general, debt securities with longer matures are more sensitive to changes in interest rates.

•
Credit Risk   The risk that the issuer of a debt security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall.  In general, lower-rated debt securities may have greater credit risk than investment grade securities.

•
Non-Investment Grade Debt (Junk Bond) Securities Risk   Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes or issuer developments.

•
Call Risk   Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date.  Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.

•
Debt Securities Liquidity Risk   Debt securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.

•
Mortgage-Backed (and Other Asset-Backed) Securities Risk    Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments of principal and/or interest on the mortgages (or loans) in an underlying asset pool.  Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments.  Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders.  Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (which could mean sooner or later than expected), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities and (iii) the credit support may be insufficient to make payment on the securities.

•
Government-Sponsored Enterprises Risk   Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.

•
Non-U.S. Securities Risk   The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

•
Derivatives Risk   Derivatives are instruments, such as futures and forward contracts, whose value is derived from that of other assets, rates or indices.  The use of derivatives may carry more risk than other types of investments.  Derivatives are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested.  The use of some derivatives requires the Fund to segregate liquid assets to cover the Fund’s obligations under the derivatives agreement or as required by regulations

•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.
Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.
Performance
The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a relevant broad-based securities market index.  The Bloomberg Barclays 1-3 Year U.S. Aggregate Index, the Fund’s primary comparative index, is generally representative of the market for investment grade, U.S. dollar denominated, fixed-rate taxable bonds with maturities from one to three years.  The Fund’s returns are also compared to the annual percentage change in the U.S. Consumer Price Index (“CPI”) plus 1%.  CPI represents the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Effective December 16, 2016, the Fund revised its principal investment strategies.  The Fund’s past performance in the bar chart and table for periods prior to December 16, 2016 reflect the Fund’s prior principal investment strategies and may not be indicative of future performance results.  Updated performance information is available at weitzinvestments.com or by calling us toll-free at 800-304-9745.
Calendar Year Total Returns—Institutional Class
The year-to-date return for the Fund’s Institutional Class for the six months ended June 30, 2020 was 1.57%.
BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	1st quarter 2010	1.82%
Worst quarter	2nd quarter 2013	-1.25%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2019)
	1 Year	5 Year	10 Year
Institutional Class
Return before taxes	4.22%	2.08%	2.41%
Return after taxes on distributions	3.17%	1.09%	1.50%
Return after taxes on distributions and sale of fund shares	2.49%	1.16%	1.47%
Investor Class return before taxes(1)	4.02%	1.86%	2.22%
Comparative Indices (reflect no deduction for fees, expenses or taxes):
Bloomberg Barclays 1-3 Year U.S. Aggregate Index	4.04%	1.69%	1.56%
CPI + 1%	3.31%	2.84%	2.78%
(1) Investor Class shares first became available for sale on August 1, 2011.  For performance prior to that date, this table includes the actual performance of the Fund’s Institutional Class (and uses the actual expenses of the Fund’s Institutional Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Investor Class would have been substantially similar to, yet lower than, the performance of the Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but Investor Class shares would have had higher expenses.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).
Fund Management
Investment Adviser
Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.
Portfolio Manager
Thomas D. Carney, CFA, and Nolan P. Anderson are jointly and primarily responsible for the day-to-day management of the Fund.  Mr. Carney became a portfolio manager of the Fund in 1996.  Mr. Anderson became a portfolio manager of the Fund on July 31, 2017.
Purchase and Sale of Fund Shares
For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.
For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000.  The subsequent minimum investment requirement is $25.
Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ DST Asset Manager Solutions, Inc., 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at

800-304-9745, or online at weitzinvestments.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.
Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments).  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
WEFIX, WSHNX SumPro
3292020

ULTRA SHORT GOVERNMENT FUND SUMMARY
Investment Objective
The investment objective of the Fund is current income consistent with the preservation of capital and maintenance of liquidity.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Institutional Class
Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management fees	0.30%
Distribution (12b-1) fees	None
Other expenses	0.41%
Total annual fund operating expenses	0.71%
Fee waiver and/or expense reimbursement(1)	(0.51)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.20%
 (1) The investment adviser has agreed in writing to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.20% of the Institutional Class shares’ average daily net assets through July 31, 2021.  This agreement may only be terminated by the Board of Trustees of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.  The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$20	$176	$345	$834
Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of the portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities.  The balance of the Fund’s assets may be invested in U.S. dollar-denominated investment grade debt securities, including corporate debt securities, mortgage-backed securities and asset backed securities.  We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.  The Fund may invest in securities that are unrated if we determine that such securities are of investment grade quality.  The Fund may also invest in government money market funds or exchange traded funds which invest substantially all of their assets in U.S. government securities.
The Fund may invest in debt securities of all maturities, but expects to limit its average effective duration to one year or less.  The average effective duration of the Fund’s portfolio as of June 30, 2020 was 0.4 years.  “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates.  The longer the duration of the Fund’s overall portfolio (or an individual debt security), the more sensitive its market price will be to changes in interest rates.  For example, if interest rates increase by 1%, the market price of a debt security with a duration of 1 year will generally decrease by approximately 1%.  Conversely, a 1% decline in interest rates will generally result in an increase of approximately 1% of that security’s market price.
Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:
•
Market Risk   As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors.  Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases such as the COVID-19 pandemic) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated.  You may lose money if you invest in the Fund.

•
Active Management Risk   The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect.  The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.

•
Interest Rate Risk   Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates.  When interest rates rise, debt securities prices fall.  When interest rates fall, debt securities prices rise.  Changing interest rates may have sudden and unpredictable effects in the markets and on the Fund’s investments.  In general, debt securities with longer matures are more sensitive to changes in interest rates.

•
Credit Risk   The risk that the issuer of a debt security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall.  In general, lower-rated debt securities may have greater credit risk than investment grade securities.

•
Call Risk   Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date.  Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.

•
Debt Securities Liquidity Risk   Debt securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.

•
Mortgage-Backed (and Other Asset-Backed) Securities Risk    Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments of principal and/or interest on the mortgages (or loans) in an underlying asset pool.  Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments.  Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders.  Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (which could mean sooner or later than expected), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities and (iii) the credit support may be insufficient to make payment on the securities.

•
Government-Sponsored Enterprises Risk   Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.

•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.
Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.
Performance
The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a broad-based securities market index.  The ICE BofAML 6-Month Treasury Bill Index, the Fund’s primary comparative index, is generally representative of the market for U.S. Treasury Bills.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Effective December 16, 2016, the Fund revised its principal investment strategies and policies to permit the Fund to invest in a diversified portfolio of short-term debt securities and to have a fluctuating net asset value.  Prior to December 16, 2016, the Fund operated as a “government money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940 and maintained a stable net asset value of $1.00 per share.  The Fund’s past performance in the bar chart and table for periods prior to December 16, 2016 reflect the Fund’s prior principal investment strategies and policies and may not be indicative of future performance results.  Updated performance information is available at weitzinvestments.com or by calling us toll-free at 800-304-9745.

Calendar Year Total Returns—Institutional Class
The year-to-date return for the Fund’s Institutional Class for the six months ended June 30, 2020 was 0.95%.
BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	2nd quarter 2019	0.70%
Worst quarter	3rd quarter 2015	0.00%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2019)
	1 Year	5 Year	10 Year
Institutional Class(1)
Return before taxes	2.39%	1.01%	0.52%
Return after taxes on distributions	1.41%	0.59%	0.31%
Return after taxes on distributions and sale of fund shares	1.41%	0.59%	0.31%
Comparative Index (reflects no deduction for fees, expenses or taxes):
ICE BofAML 6-Month Treasury Bill Index	2.57%	1.26%	0.74%
(1) Returns prior to December 16, 2016 were achieved while the Fund was operated as a government money market fund.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).
Fund Management
Investment Adviser
Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Portfolio Managers
Thomas D. Carney, CFA, and Nolan P. Anderson are jointly and primarily responsible for the day-to-day management of the Fund.  Mr. Carney has been a portfolio manager of the Fund since its inception.  Mr. Anderson became a portfolio manager of the Fund on December 16, 2016.
Purchase and Sale of Fund Shares
For Institutional Class shares, the minimum investment required to open an account in the Fund is $25,000.  The subsequent minimum investment requirement is $25.
Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ DST Asset Manager Solutions, Inc., 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzinvestments.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.
Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.  As a result of the investment strategies of the Fund, it is not anticipated that a significant amount of the Fund’s distributions will be taxable as capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments).  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
SAFEX SumPro
33302020

VALUE FUND SUMMARY
Investment Objective
The investment objective of the Fund is capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees(1)	0.75%	0.75%
Distribution (12b-1) fees	None	None
Other expenses	0.19%	0.33%(2)
Total annual fund operating expenses(3)	0.94%	1.08%
Fee waiver and/or expense reimbursement(4)	(0.05)%	—
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.89%	1.08%
(1) Restated to reflect current management fees.  Effective July 31, 2020, the management fees were reduced.
(2) Restated to reflect current expenses.  Effective July 31, 2020, the Fund’s administrative services fees were revised.
(3) Restated to reflect current fees and expenses.
(4) The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Institutional Class shares and Investor Class shares to 0.89% and 1.09%, respectively, of each Class’s average daily net assets through July 31, 2021.  This agreement may only be terminated by the Board of Trustees of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.  The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$91	$295	$515	$1,150
Investor Class	$110	$343	$595	$1,317
Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of the portfolio.
Principal Investment Strategies
The Fund’s investment strategy (which we call “value investing”) is based on our belief that stock prices fluctuate around the true value of a company.  The Fund invests the majority of its assets in common stock of larger companies. The Fund considers larger-cap companies to be issuers with a market capitalization equal to or greater than the median capitalization of companies in the Russell 1000 Index at the time of purchase.  As of June 30, 2020, the median capitalization of companies in the Russell 1000 Index was $10.128 billion.  The Fund may invest in securities issued by non-U.S. companies, which securities may be denominated in U.S. dollars or foreign currencies.  As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers.
We seek to identify the securities of growing, well-managed businesses which have honest, competent management.  We then estimate the price that an informed, rational buyer would pay for 100% of the business (i.e., the private market value).  At the heart of the process is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future.  The valuation may focus on asset values, earnings power and the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business.
The Fund then tries to buy shares of the company’s stock at a significant discount to this “private market value.”  We invest with a multiple-year time horizon. The Fund anticipates that the stock price will rise as the value of the business grows and as the valuation discount narrows.  Ideally the business value grows and the stock continues to trade at a discount for long periods of time.  We generally will sell these stocks as they approach or exceed our estimate of private market value.
We do not try to “time” the market.  However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. Government securities or government money market fund shares.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.
Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:
•
Market Risk   As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors.  Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases such as the COVID-19 pandemic) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated.  You may lose money if you invest in the Fund.

•
Active Management Risk   The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect.  The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
•
Value Investing Risk   Value investors seek to invest in companies whose stock prices are low in relation to their estimated worth or future prospects.  Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.  Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

•
Large Company Risk   Securities of large companies tend to have less overall volatility compared to those of mid-size and small companies; however, large companies may not be able to attain the high growth rates of successful mid-size or small companies.  In addition, large companies may be less capable of responding to competitive challenges and disruptive changes.

•
Concentration Risk   The risk that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.  The Fund tends to invest a high percentage of assets in its largest holdings.

•
Non-U.S. Securities Risk   The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.
Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.
Performance
The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of relevant broad-based securities market indices.  The Standard & Poor’s 500 Index, the Fund’s primary comparative index, is generally representative of the market for the stocks of large-size U.S. companies.  The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity market.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available at weitzinvestments.com or by calling us toll-free at 800-304‑9745.
Calendar Year Total Returns – Investor Class
The year-to-date return for the Fund’s Investor Class for the six months ended June 30, 2020 was -3.50%.

BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	1st quarter 2019	15.32%
Worst quarter	4th quarter 2018	-12.62%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2019)
	1 Year	5 Year	10 Year
Investor Class
Return before taxes	34.13%	7.70%	11.66%
Return after taxes on distributions	32.60%	6.02%	10.56%
Return after taxes on distributions and sale of fund shares	21.19%	5.74%	9.49%
Institutional Class return before taxes(1)	34.49%	7.94%	11.79%
Comparative Indices (reflect no deduction for fees, expenses or taxes):
Standard & Poor’s 500 Index	31.49%	11.70%	13.56%
Russell 1000 Index	31.43%	11.48%	13.54%
(1) Institutional Class shares first became available for sale on July 31, 2014.  For performance prior to that date, this table includes the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, and higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but Institutional Class shares would have had lower expenses.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).
Fund Management
Investment Adviser
Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.
Portfolio Manager
Bradley P. Hinton, CFA is responsible for the day-to-day management of the Fund.  Mr. Hinton became a portfolio manager of the Fund in 2006.

Purchase and Sale of Fund Shares
For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.
For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000. The subsequent minimum investment requirement is $25.
Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ DST Asset Manager Solutions, Inc., 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzinvestments.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.
Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments).  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
WVAIX, WVALX Sum Pro
3282020

Additional Information About Investment Strategies and Related Risks
Each Fund seeks to achieve its investment objective(s) through its principal investment strategies.  Summaries of each Fund’s principal investment strategies and principal risks are provided at the beginning of this Prospectus.  This section of the Prospectus provides additional information about the investment strategies used by the Funds and the risks associated with the Funds.  None of the Funds engage in active and frequent trading of portfolio securities as a part of its principal investment strategies.  The Statement of Additional Information contains more detailed information about the Funds’ investment policies and risks.
Investment Objectives
The Weitz Equity Funds are the Hickory Fund, Partners III Opportunity Fund (“Partners III Fund”), Partners Value Fund and Value Fund.  The investment objective of each of the Weitz Equity Funds is capital appreciation.
The investment objectives of the Balanced Fund are long-term capital appreciation, capital preservation and current income.
The primary investment objectives of the Core Plus Income Fund (“Core Plus Fund”) are current income and capital preservation.  A secondary investment objective is long-term capital appreciation.
The investment objective of the Nebraska Tax-Free Income Fund (“Nebraska Fund”) is current income that is exempt from both federal and Nebraska personal income taxes, consistent with the preservation of capital.
The investment objective of the Short Duration Income Fund (“Short Duration Fund”) is current income consistent with preservation of capital.
The investment objective of the Ultra Short Government Fund (“Ultra Short Fund”) is current income consistent with the preservation of capital and maintenance of liquidity.
The investment objective of each Fund can be changed without a shareholder vote, except for that of the Nebraska Fund, for which a change requires shareholder approval.
Additional Information About Investment Strategies
Weitz Equity Funds:  Hickory Fund, Partners III Fund, Partners Value Fund and Value Fund
Each of the Weitz Equity Funds seek to achieve its objective by investing primarily in common stocks, including securities issued by non-U.S. companies and denominated in U.S. dollars.  Each of the Weitz Equity Funds may also make investments or engage in investment techniques, to a limited extent, that are not part of their principal investment strategies.  For example, each of the Weitz Equity Funds may invest in a variety of (a) securities of a company convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds, (b) securities of a company not convertible into common stock, such as bonds and preferred stock, and (c) securities issued by non-U.S. companies and denominated in foreign currencies, in each case which we determine may offer the opportunity for capital appreciation.  The Partners III Fund (and the other Weitz Equity Funds on a non-principal basis) may invest in put and call options.  Each Weitz Equity Fund may also invest in the securities of other investment companies, which may include exchange-traded funds.  The portfolios of each of the Weitz Equity Funds are generally more concentrated in investments of relatively few issuers than many mutual funds.
The Hickory Fund invests the majority of its assets in the common stock of medium-sized companies.  We consider medium-sized companies to be issuers with a market capitalization of at least $1 billion, and less than or equal to the market capitalization of the largest company in the Russell Midcap Index, at the time of initial purchase.  The Partners III and Partners Value Funds are “multi-cap” funds and may invest in the securities of any market capitalization.  The Value Fund invests the majority of its assets in the common stock of larger companies.  We consider larger-cap companies to be issuers with a market capitalization equal to or greater than the median capitalization of companies in the Russell 1000 Index at the time of purchase.

Tax considerations are secondary to the primary goal of capital appreciation, but all things being equal, we manage the portfolios to maximize after-tax returns for tax-paying shareholders.  For example, we prefer long-term capital gains to short-term gains and we optimize the recognition of capital losses when possible.
We do not try to “time” the market.  However, if there is cash available for investment and there are not securities which meet the Funds’ investment criteria or if we determine that market conditions warrant, the Funds may invest without limitation in cash and cash equivalents such as money market fund shares and repurchase agreements on U.S. Government securities or other high-quality debt securities for temporary defensive purposes.  In the event that a Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.
In making investment decisions, we distinguish between security price volatility and the risk of permanent loss of capital.  Some of the securities the Funds own may be volatile.  Since the Weitz Equity Funds focus on long-term total return (income plus capital gains), we are not as concerned with short-term volatility.
We are concerned with the risk of permanent loss of capital.  We believe that by focusing on the value of the underlying business and being disciplined about buying securities only when they appear to be selling below the company’s business value, the Weitz Equity Funds may enjoy what Benjamin Graham (sometimes called the father of “value” investing) called a “margin of safety.”  This margin of safety may limit, but does not eliminate, downside risk.   In addition, we will make mistakes in measuring value, business values may deteriorate after we buy, and securities may sell below their business values indefinitely, so the Weitz Equity Funds cannot avoid incurring losses.  Also, since our investment approach leads us to invest in securities which are not currently popular, the Weitz Equity Funds are subject to extended periods during which their securities will likely under-perform others or display volatile price movements.  Therefore, investors should purchase shares of the Weitz Equity Funds only if they intend to be patient, long-term investors.
Balanced Fund
The Balanced Fund seeks to achieve its objective by investing primarily in a portfolio of equity and debt securities.  Under normal circumstances, the Balanced Fund will invest at least 25% of its total assets in equity securities, such as common stocks and a variety of securities convertible into common stocks such as rights, warrants and convertible preferred stock.  Also, under normal circumstances, the Fund will invest at least 25% of its total assets in investment-grade debt securities (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms) such as U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities), corporate debt securities, other mortgage-backed securities and asset-backed securities.  The Fund may also invest up to 20% of its total assets in debt securities which are unrated or non-investment grade (non-investment grade securities are commonly referred to as “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 20% limit.
The Balanced Fund may invest in the equity securities of issuers of all sizes.  The Fund may invest in debt securities of all maturities.  The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Fund’s 25% policy for investment grade debt securities only if they have economic characteristics similar to the securities included within that policy.  The Fund may invest in equity or debt securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.
We do not try to “time” the market.  However, if there is cash available for investments and there are not securities which meet the Balanced Fund’s investment criteria, or if we determine that market conditions warrant, the Balanced Fund may invest, without limitation, in cash and cash equivalents, such as money market fund shares and repurchase agreements on U.S. Government securities or other high-quality debt securities for temporary defensive purposes.  In the event that the Balanced Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.
In making investment decisions, we distinguish between security price volatility and the risk of permanent loss of capital.  Some of the securities the Balanced Fund owns may be volatile.  Since the Balanced Fund has a long-term focus on capital appreciation, we are not as concerned with short-term volatility.

We are concerned with the risk of permanent loss of capital.  We believe that by focusing on the value of the underlying business and being disciplined about buying securities only when they appear to be selling below the company’s business value, the Balanced Fund may enjoy what Benjamin Graham called a “margin of safety.”  This margin of safety may limit, but does not eliminate, downside risk.   In addition, we will make mistakes in measuring value, business values may deteriorate after we buy, and securities may sell below their business values indefinitely, so the Balanced Fund cannot avoid incurring losses.  Also, since our investment approach leads us to invest in securities which are not currently popular, the Balanced Fund is subject to extended periods during which its securities will likely under-perform others or display volatile price movements.  Therefore, investors should purchase shares of the Balanced Fund only if they intend to be patient, long-term investors.
Investors in the Balanced Fund should also be aware that the Fund’s balance between stock and debt securities could limit the Balanced Fund’s potential for capital appreciation relative to a fund that invests primarily in stocks.
Core Plus Fund
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities.  This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify it shareholders at least 60 days before any change to this policy.  These debt securities may include U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities), corporate debt securities, other mortgage-backed securities, asset-backed securities and securities issued by foreign governments, which may include sovereign debt.  The Fund may invest up to 25% of its total assets in debt securities which are unrated or which are non-investment grade (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms (non-investment grade securities are commonly referred to as “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 25% limit.  The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.  The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  We select debt securities whose yield is sufficiently attractive in view of the risks of ownership.  In deciding whether the Fund should invest in particular debt securities, we consider a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  We review the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.  The Fund may invest in debt securities of all maturities, but expects to maintain a dollar-weighted average maturity of less than ten years.
The Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.
If we determine that circumstances warrant, a greater portion of the Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high-quality debt securities.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.
Nebraska Fund
The Nebraska Fund invests in municipal bonds which are debt obligations (including, without limitation, bonds, notes, commercial paper and lease obligations) generally issued to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations, and the financing of certain general operating expenses.  Municipal bonds may include general obligation bonds (which are backed by the full faith and credit of the issuer and may be repaid from any revenue source) and revenue bonds (which may be repaid only from the revenue of a specific facility or project).  Under normal circumstances, the Nebraska Fund will invest at least 80% of its net assets in municipal bonds that generate income that is exempt from federal income tax and Nebraska state income tax.  The Nebraska Fund may also invest up to 20% of its net assets in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.  These policies are fundamental and may not be changed without shareholder approval.  The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.
If we determine that circumstances warrant, a greater portion of the Nebraska Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high-quality debt securities.  In the event that the Nebraska Fund takes such a temporary position, it may not achieve its investment objective during this temporary period.
Partners III Fund
In addition to the strategies of the Weitz Equity Funds mentioned above, the Partners III Fund may also engage in short selling of securities (including short sales of exchange-traded funds), invest in commodities contracts and futures transactions such as stock index futures, borrow money and purchase securities on margin.
Short Duration Fund
Under normal circumstances, the Short Duration Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities.  This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.  These debt securities may include U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities), corporate debt securities, other mortgage-backed securities, asset-backed securities and securities issued by foreign governments, which may include sovereign debt.  The Fund may also invest up to 15% of its total assets in debt securities which are unrated or which are non-investment grade (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms) (non-investment grade securities are commonly referred to as “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 15% limit.  The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.  The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  We select debt securities whose yield is sufficiently attractive in view of the risks of ownership.  In deciding whether the Short Duration Fund should invest in particular debt securities, we consider a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  We review the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.
The Short Duration Fund may invest in debt securities of all maturities, but expects to maintain an average effective duration of between one to three and a half years.
The Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.
If we determine that circumstances warrant, a greater portion of the Short Duration Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high-quality debt securities.  In the event that the Short Duration Fund takes such a temporary position, it may not achieve its investment objective during this temporary period.
Ultra Short Fund
Under normal circumstances, the Ultra Short Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities.  This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.  The balance of the Fund’s assets may be invested in U.S. dollar-denominated investment grade debt securities, including corporate debt securities, mortgage-backed securities and asset backed securities.  We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.  The Fund may invest in securities that are unrated if we determine that such securities are of investment grade quality.  The Fund may also invest in government money market funds or exchange traded funds which invest substantially all of their assets in U.S. government securities.
The Fund may invest in debt securities of all maturities, but expects to limit its average effective duration to one year or less.
The Fund is not a money market fund that operates in compliance with Rule 2a-7 under the Investment Company Act of 1940 and the Fund does not seek to maintain a stable net asset value.  Accordingly, the Fund is not subject to the credit quality, liquidity, maturity, diversification and other limitations imposed on money market funds by Rule 2a-7.
Risks of Investing in the Funds
You should be aware that an investment in the Funds involves certain risks.  There is no guarantee that a Fund will meet its investment objective(s) or that a Fund will perform as it has in the past.  You may lose money if you invest in the Funds. The following table identifies the primary risk factors of each Fund in light of their respective principal investment strategies, as well as certain other risks that may apply to a Fund when it makes investments or engages in investment techniques that are not part of its principal investment strategies.  These risk factors are explained following the table below.  Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.  For more information about the risks associated with the Funds, see the Statement of Additional Information.
Risk	Balanced	Core Plus	Hickory	Nebraska	Partners III	Partners Value	Short Duration	Ultra Short	Value
Market Risk	XX	XX	XX	XX	XX	XX	XX	XX	XX
Active Management Risk	XX	XX	XX	XX	XX	XX	XX	XX	XX
Value Investing Risk	XX		XX		XX	XX			XX
Non-Diversified Risk				XX
Concentration Risk	XX		XX		XX	XX			XX
Large Company Risk	XX				XX	XX			XX
Mid-Size Company Risk	XX		XX		XX	XX
Small Company Risk	XX				XX	XX
Interest Rate Risk	XX	XX		XX			XX	XX
Credit Risk	XX	XX		XX			XX	XX
Non-Investment Grade Debt (Junk Bond) Securities Risk	XX	XX		XX			XX
Call Risk	XX	XX		XX			XX	XX
Debt Securities Liquidity Risk	XX	XX		XX			XX	XX
Change in Fed Policy Risk	x	x		x			x	x
Investments in Other Investment Companies	x	x	x	x	x	x	x	x	x
Investments in Exchange Traded Funds	x	x	x	x	XX	x	x	x	x
Restricted or Illiquid Securities Risk	x	x	x	x	x	x	x	x	x
Government-Sponsored Enterprises Risk	XX	XX	x		x	x	XX	XX	x
Mortgage-Backed (and Other Asset-Backed) Securities Risk	XX	XX					XX	XX
Non-U.S. Securities Risk	XX	XX	XX		XX	XX	XX	x	XX
Derivatives Risk	XX	XX	x	x	XX	x	XX		x
Preferred Securities Risk	x	x	x		x	x	x		x

Risk	Balanced	Core Plus	Hickory	Nebraska	Partners III	Partners Value	Short Duration	Ultra Short	Value
Short Sales Risk					XX
Leverage Risk					XX
Municipal Securities Risk		XX		XX
Nebraska State-Specific Risk				XX
Credit Support Risk				x
When-Issued and Delayed Delivery Transactions				x
Municipal Lease Obligations Risk				x
Information Risk	x	x	x	x	x	x	x	x	x
Failure to Meet Investment Objective Risk	XX	XX	XX	XX	XX	XX	XX	XX	XX
The risks marked XX are considered to be the principal investment risks of each respective Fund based upon the Fund’s principal investment strategies.  The risks marked x are considered to be additional non-principal investment risks.
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Market Risk   As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors.  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably.  The value of a security may decline due to general market conditions which are not specifically related to a particular industry, company or government, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  They may also decline due to factors which affect a particular industry such as labor shortages, unfavorable credit conditions, increased production costs or a diminished competitive position.  During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.  Historically, equity securities have had greater price volatility than debt securities.  Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases such as the COVID-19 pandemic) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated.  Financial markets have become increasingly interconnected on a global basis and as a result the occurrence of negative events in any global region can lead to volatility and/or price declines in the value of assets held by the Funds.  Changes in the value of portfolio assets could be short-term or long-term, depending on applicable circumstances.

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Active Management Risk   The investment adviser’s judgment about the attractiveness, value or potential appreciation of a Fund’s investments may prove to be incorrect.  A Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.

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Value Investing Risk   Value investors seek to invest in companies whose stock prices are low in relation to their estimated worth or future prospects.  Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.

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Non-Diversified Risk   The Nebraska Fund is “non-diversified” under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.  As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few securities.  A non-diversified portfolio is more likely to experience significant fluctuations in value, exposing a Fund to a greater risk of loss in any given period than a diversified fund.

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Concentration Risk   The risk that a Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.  Even for Weitz Funds that are “diversified” under the Investment Company Act of 1940, some of these Funds tend to invest a high percentage of assets in their largest holdings, as compared to what is typical for other mutual funds.  This may increase volatility.  These Funds will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

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Large Company Risk   Securities of large companies tend to have less overall volatility compared to those of mid-size and small companies; however, large companies may not be able to attain the high growth rates of successful mid-size or small companies.  In addition, large companies may be less capable of responding to competitive challenges and disruptive changes.

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Mid-Size Company Risk   Securities of mid-size companies may be more volatile and less liquid, compared to those of large companies, due to the mid-size companies’ limited product lines, markets, financing sources and management depth.  Also, securities of mid-size companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.

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Small Company Risk   Securities of small companies may be more volatile and less liquid, compared to those of large and mid-size companies, due to the small companies’ size, limited product lines, markets, financing sources and management depth.  Also, securities of small companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.

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Interest Rate Risk   Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates.  When interest rates rise, debt securities prices fall.  When interest rates fall, debt securities prices rise.  Changing interest rates may have sudden and unpredictable effects in the markets and on a Fund’s investments.  In general, debt securities with longer matures are more sensitive to changes in interest rates.

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Credit Risk   The risk that the issuer of a debt security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall.  In general, lower-rated debt securities may have greater credit risk than investment grade securities.

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Non-Investment Grade Debt (Junk Bond) Securities Risk   Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes or issuer developments.  In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than the market for investment grade securities, and there may be more price volatility for non-investment grade securities.

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Call Risk   Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date.  Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.

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Debt Securities Liquidity Risk   Debt securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.  In addition, the amount of outstanding debt securities has grown tremendously over the past three decades, while overall dealer capacity has decreased, so the relatively reduced dealer inventories could potentially lead to decreased liquidity and increased volatility in debt securities markets.  And, if sudden or large-scale increases in interest rates were to occur, a Fund that invests in debt securities could also face above-average redemption requests, which could cause the Fund to lose value due to downward pricing forces and reduced market liquidity.

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Change in Fed Policy Risk   The Board of Governors of the Federal Reserve System (the “Fed”) has increased the “federal funds rate” on several occasions in the past few years.  When interest rates go up, the value of a debt security goes down.  The Fed also holds a substantial amount of U.S. Treasury securities and mortgage-backed securities.  There can be no assurance as to whether current Fed policies will continue or change, or as to the impact of Fed policies on the Funds.

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Investments in Other Investment Companies   The Funds may invest in the shares of other investment companies, including non-affiliated money market funds.  Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the respective Fund.  To the extent that a Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.
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Investments in Exchange Traded Funds   ETFs that are based on an index incur certain expenses not incurred by their applicable index and, as such, a Fund will incur additional expenses as a result of investing in an ETF.  ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.

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Restricted or Illiquid Securities Risk   Securities that are not publicly traded such as those acquired in a privately negotiated transaction and other restricted securities may be difficult to sell or may be subject to agreements that prohibit or limit their sale or other disposition.  Securities that are thinly traded, especially those where a Fund holds a significant percentage of the issuer’s outstanding shares may also be considered illiquid and a Fund may be unable to sell them on short notice or only at a price below current value.  No Fund will invest in any restricted or illiquid securities which would cause the aggregate value of all such securities to exceed 15% of the Fund’s net assets.

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Government-Sponsored Enterprises Risk   Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.

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Mortgage-Backed (and Other Asset-Backed) Securities Risk    Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments of principal and/or interest on the mortgages (or loans) in an underlying asset pool.  Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments.  Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders.  Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (which could mean sooner or later than expected), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities and (iii) the credit support may be insufficient to make payment on the securities.

•
Non-U.S. Securities Risk   The Funds (other than the Nebraska Fund) may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

•
Derivatives Risk   Derivatives are instruments, such as futures and forward contracts, whose value is derived from that of other assets, rates or indices.  The use of derivatives may carry more risk than other types of investments.  Derivatives are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested.  Derivative strategies may also involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it would have lost had it invested in the underlying instrument.  The use of some derivatives requires the Fund to segregate liquid assets to cover the Fund’s obligations under the derivatives agreement or as required by regulations.

•
Municipal Securities Risk   Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes which could affect the market for and value of municipal securities.  Various municipalities have experienced economic and financial difficulties over recent periods, including as a result of infectious diseases.  In addition, preventive or protective actions that municipalities may take in response could result in business disruption and reduced or disrupted operations, which could have negative effects on municipal budgets.  Such events could negatively impact a Fund’s net asset value and/or the distributions paid by a Fund that invests in municipal securities.

•
Information Risk   The risk that key information about a security is inaccurate or unavailable.  Securities issued in initial public or private offerings often involve greater information risk than other equity securities due to a lack of historical public information.

•	Failure to Meet Investment Objective Risk There can be no assurance that a Fund will meet its investment objective.
•	Preferred Securities Risk In addition to credit risk, investment in preferred securities carries certain risks including:
o
Deferral Risk - Traditional preferred securities contain provisions that allow an issuer, under certain conditions, to skip (in the case of “noncumulative” preferred securities) or defer (in the case of “cumulative” preferred securities) dividend payments.  Fully taxable or hybrid preferred securities may contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters.  If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income.

o
Redemption Risk - Preferred securities may contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer.  In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return.

o	Limited Voting Rights - Preferred securities may not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.
o
Subordination - Preferred securities are subordinated to debt securities in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities.

Additional Risks—Nebraska Fund
•
Nebraska State-Specific Risk   Because the Nebraska Fund invests primarily in Nebraska municipal securities, the Nebraska Fund is more vulnerable to unfavorable economic, political or regulatory developments in Nebraska than are funds that invest in municipal securities of many states.  These developments may include economic or political policy changes, tax base erosion, state limits on tax increases, budget deficits and other financial difficulties, as well as changes in the credit ratings assigned to the state’s municipal issuers.  Certain Nebraska municipal securities contain unique risks.  Such municipal securities may include, without limitation, health care providers, facility offerings and other private activity bonds that lack governmental backing.  Neither the State of Nebraska nor its agencies may issue general obligation bonds secured by the full faith and credit of the State.  In addition, the economy of the State is heavily agricultural and changes in the agricultural sector may adversely affect taxes and other municipal revenues.  Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Nebraska municipal market.  The State and its issuers may also be adversely affected by the COVID‑19 pandemic, including negative financial impact on the State’s municipal issuers.  For example, municipal issuers could experience declines in tax receipts and other revenues used to make payments on municipal securities, and could experience increases in the cost of providing essential services.

•
Credit Support Risk   Some of the Nebraska Fund’s portfolio securities may be supported by credit enhancements issued by third parties such as municipal bond insurers.  For any portfolio security, if both the issuer and any credit enhancer failed to meet their obligations, the Nebraska Fund would be adversely impacted.  Also, the financial strength of a credit enhancer may decline after a municipal bond is issued.

•
When-Issued and Delayed Delivery Transactions   Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date.  Since the market price of the security may fluctuate during the time before payment and delivery, the Nebraska Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

•
Municipal Lease Obligations Risk   The Nebraska Fund may invest in municipal lease obligations.  Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments.  If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

•
No Guarantee That Income Will Remain Tax Exempt   There is no guarantee that the Nebraska Fund’s income will remain exempt from federal or state income taxes.  Income from municipal bonds held by the Nebraska Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Additional Risks—Partners III Fund
•
Short Sales Risk   The Partners III Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique.  The Fund will suffer a loss when the price of a security that it has sold short increases; the loss of value on a short position is theoretically unlimited.  Also there may be times when the Fund’s lender demands, or market conditions dictate, that the borrowed securities be returned to the lender on short notice, and the Fund may have to borrower the securities from another lender or purchase the securities at an unfavorable price.  In addition, the use of short sales will increase the Fund’s expenses.  And because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in the value of securities, which far exceeds the value of the Fund’s assets.  This may magnify gains and losses and increase the volatility of the Fund’s returns.

•
Leverage Risk   The Partners III Fund may borrow from banks or brokers and pledge its assets in connection with any such borrowing.  If the interest and other expenses on borrowings is greater than the Fund’s returns on the proceeds of the borrowings, then the use of leverage will decrease the overall return to the Fund’s shareholders.  The use of leverage will also tend to magnify the volatility of the Fund’s returns.

Management
Investment Adviser
Weitz Inc. is the investment adviser for the Weitz Funds (the “Trust”).  Weitz Inc. is located at One Pacific Place, 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.  Weitz Inc. provides investment advice to each Fund and is responsible for the overall management of Weitz Funds’ business affairs, subject to the supervision of the Board of Trustees of the Weitz Funds.  Weitz Inc. is a Nebraska corporation and also serves as investment adviser to certain other entities.
The Balanced Fund pays Weitz Inc., on a monthly basis, an annual advisory fee equal to 0.60% of the Balanced Fund’s average daily net assets.
The Core Plus Fund pays Weitz Inc., on a monthly basis, an annual advisory fee equal to 0.40% of the Core Plus Fund’s average daily net assets.
The Hickory Fund pays Weitz Inc., on a monthly basis, an annual advisory fee pursuant to the following schedule:
AVERAGE DAILY NET ASSET BREAK POINTS
Greater than	Less than or equal to	Rate
$0	$5,000,000,000	0.85%
$5,000,000,000		0.80%
The Nebraska Fund pays Weitz Inc., on a monthly basis, an annual advisory fee equal to 0.40% of the Nebraska Fund’s average daily net assets.
The Partners III Fund pays Weitz Inc., on a monthly basis, an annual advisory fee pursuant to the following schedule:
AVERAGE DAILY NET ASSET BREAK POINTS
Greater than	Less than or equal to	Rate
$0	$1,000,000,000	1.00%
$1,000,000,000	$2,000,000,000	0.95%
$2,000,000,000	$3,000,000,000	0.90%
$3,000,000,000	$5,000,000,000	0.85%
$5,000,000,000		0.80%

The Partners Value Fund pays Weitz Inc., on a monthly basis, an annual advisory fee pursuant to the following schedule:
AVERAGE DAILY NET ASSET BREAK POINTS
Greater than	Less than or equal to	Rate
$0	$5,000,000,000	0.75%
$5,000,000,000		0.70%
The Short Duration Fund pays Weitz Inc., on a monthly basis, an annual advisory fee equal to 0.40% of the Short Duration Fund’s average daily net assets.
The Ultra Short Fund pays Weitz Inc., on a monthly basis, an annual advisory fee equal to 0.30% of the Ultra Short Fund’s average daily net assets.
The Value Fund pays Weitz Inc., on a monthly basis, an annual advisory fee pursuant to the following schedule:
AVERAGE DAILY NET ASSET BREAK POINTS
Greater than	Less than or equal to	Rate
$0	$5,000,000,000	0.75%
$5,000,000,000		0.70%
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Balanced Fund or to pay directly a portion of the Fund’s expenses to the extent that the Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.70% and 0.85% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Core Plus Fund or to pay directly a portion of the Fund’s expenses to the extent that the Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.40% and 0.50% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Hickory Fund or to pay directly a portion of the Fund’s expenses to the extent that the Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 1.09% of the Fund’s annual average daily net assets.
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Nebraska Fund or to pay directly a portion of the Fund’s expenses to the extent that the Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.45% of the Fund’s annual average daily net assets.
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Partners Value Fund or to pay directly a portion of the Fund’s expenses to the extent that the Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.89% and 1.09% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Short Duration Fund or to pay directly a portion of the Fund’s expenses to the extent that the Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.48% and 0.55% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Ultra Short Fund or to pay directly a portion of the Fund’s Institutional Class’ expenses to the extent that the Fund’s Institutional Class’ total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses) exceed 0.20% of the Institutional Class shares’ annual average daily net assets.

Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Value Fund or to pay directly a portion of the Value Fund’s expenses to the extent that the Value Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.89% and 1.09% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
Weitz Inc. also provides administrative services, including transfer agent services and accounting services, to each Fund pursuant to Administration Agreements which provide that the Funds will pay Weitz Inc. a monthly fee based on the average daily net assets of each respective Fund and/or a fee per account, plus third party expenses directly related to providing such services.  Weitz Inc. has contracted with DST Asset Manager Solutions, Inc. to serve as sub-transfer agent for the Funds.  Weitz Inc. has also contracted with State Street Bank and Trust Company to perform certain accounting services for the Funds.
Information regarding the factors considered by the Board of Trustees in connection with the most recent renewal of the Investment Advisory Agreement with each of the Funds is included in the Funds’ September 30, 2019 Semi Annual Report to Shareholders, which is available at weitzinvestments.com.
The Trust has adopted Administrative Services Plans under which the Funds may pay administrative servicing fees to the Adviser and to financial institutions, which may include banks, broker-dealers, trust companies and other similar types of financial intermediaries, for providing certain types of administrative services to shareholders serviced by the financial institution.   The types of services for which entities may be compensated under the terms of the Administrative Services Plans include various types of administrative support services such as assisting shareholders with their fund accounts and records, their fund purchase and redemption orders and other similar types of non-distribution related services involving the administrative servicing of shareholder accounts.
Board of Trustees
The Board of Trustees of Weitz Funds is responsible for managing the business and affairs of the Funds, including overseeing the Funds’ officers, who actively supervise the day-to-day operations of the Funds.  Each Trustee serves until a successor is elected and qualified or until resignation.
A majority of the Trustees of Weitz Funds are independent Trustees within the meaning of the Investment Company Act of 1940.  In addition, the Board has elected an independent Trustee to serve as Chair of the Board.
Portfolio Managers
Fund	Portfolio Manager(s)	Start Date	Experience
Balanced Fund	Bradley P. Hinton, CFA	October 1, 2003 (inception)	Mr. Hinton joined Weitz Inc. in 2001 and became a portfolio manager in 2003. He is Co-Chief Investment Officer of Weitz Inc.

Core Plus Fund	Thomas D. Carney, CFA	July 31, 2014 (inception)	Mr. Carney joined Weitz Inc. in 1995 and became a portfolio manager in 1996.
	Nolan P. Anderson	July 31, 2014 (inception)	Mr. Anderson joined Weitz in 2011 and became a portfolio manager in 2014.

Hickory Fund	Wallace R. Weitz, CFA	January 1, 2003	Mr. Weitz founded Weitz Inc. in 1983. He is Co-Chief Investment Officer of Weitz Inc.
	Andrew S. Weitz	December 30, 2011	Mr. Weitz joined Weitz Inc. in 2008 and became a portfolio manager in 2011.

Nebraska Fund	Thomas D. Carney, CFA	January 1, 1996(1)	Mr. Carney joined Weitz Inc. in 1995 and became a portfolio manager in 1996.

Partners III Fund	Wallace R. Weitz, CFA	June 1, 1983 (inception)(1)	Mr. Weitz founded Weitz Inc. in 1983. He is Co-Chief Investment Officer of Weitz Inc.
	Andrew S. Weitz	July 31, 2020	Mr. Weitz joined Weitz Inc. in 2008 and became a portfolio manager in 2011.

Partners Value Fund	Wallace R. Weitz, CFA	June 1, 1983 (inception)(1)	Mr. Weitz founded Weitz Inc. in 1983. He is Co-Chief Investment Officer of Weitz Inc.
	Bradley P. Hinton, CFA	August 1, 2006	Mr. Hinton joined Weitz Inc. in 2001 and became a portfolio manager in 2003. He is Co-Chief Investment Officer of Weitz Inc.
	Andrew S. Weitz	July 31, 2020	Mr. Weitz joined Weitz Inc. in 2008 and became a portfolio manager in 2011.

Short Duration Fund	Thomas D. Carney, CFA	January 1, 1996	Mr. Carney joined Weitz Inc. in 1995 and became a portfolio manager in 1996.
	Nolan P. Anderson	July 31, 2017	Mr. Anderson joined Weitz in 2011 and became a portfolio manager in 2014.

Ultra Short Fund	Thomas D. Carney, CFA	January 1, 1996	Mr. Carney joined Weitz Inc. in 1995 and became a portfolio manager in 1996.
	Nolan P. Anderson	December 16, 2016	Mr. Anderson joined Weitz in 2011 and became a portfolio manager in 2014.

Value Fund	Bradley P. Hinton, CFA	August 1, 2006	Mr. Hinton joined Weitz Inc. in 2001 and became a portfolio manager in 2003. He is Co-Chief Investment Officer of Weitz Inc.
(1)This start date also includes time when the portfolio manager was responsible for management of the Fund’s predecessor partnership.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund(s) each manages is provided in the Statement of Additional Information.
Fund Distributor
The Weitz Funds are distributed by Weitz Securities, Inc., a Nebraska corporation (the “Distributor”), which is affiliated with Weitz Inc.   The Distributor provides distribution services without compensation from the Weitz Funds.
Fund History
The Trust is a Delaware statutory trust organized on August 4, 2003, and is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Balanced Fund was the Trust’s initial series and it commenced operations October 1, 2003.  The Partners III Fund was originally organized as a limited partnership (“Partners III Partnership”).  On December 30, 2005, the Partners III Partnership converted to the Partners III Fund, as a series of Weitz Funds.  The Nebraska Fund was originally organized as a limited partnership (“Income Partners”).  On December 29, 2006, Income Partners converted to the Nebraska Fund, as a series of Weitz Funds.  The Core Plus Fund commenced operations as a series of the Trust on July 31, 2014.  Each of the other Funds is a successor in interest to certain funds with the same name, investment objective and investment policies as series of two other investment companies previously managed by Weitz Inc.: Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Predecessor Funds”).  Effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust.  Effective December 16, 2016, the Short-Intermediate Income Fund changed its name to the Short Duration Income Fund and revised its principal investment strategies as part of a repositioning.  Effective December 16, 2016, the Government Money

Market Fund changed its name to the Ultra Short Government Fund and revised its principal investment strategies and policies as part of a repositioning.
For each of the Partners III Fund and the Short Duration Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2011 and the Investor Class shares became available for sale on August 1, 2011.  For the Core Plus Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2014 and both classes of shares became available for sale on July 31, 2014.  For each of the Partners Value Fund and the Value Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2014 and the Institutional Class shares became available for sale on July 31, 2014.  For the Ultra Short Fund, one class of shares (Institutional Class) was authorized in 2016.  For the Balanced Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2019 and the Institutional Class shares became available for sale on March 29, 2019.  The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund.
Disclosure of Portfolio Holdings
A complete listing of each Fund’s portfolio holdings is publicly available on a quarterly basis through applicable filings on Forms N-CSR and N-PORT made with the SEC.  This information is also available on the Weitz Funds’ website at weitzinvestments.com within 15 days after the end of each fiscal quarter, and will remain on the website until the next quarter’s information is available.  A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is provided in the Statement of Additional Information.
How to Choose a Share Class
For the Balanced, Core Plus, Partners III, Partners Value, Short Duration and Value Funds (each, a “Dual Class Fund”), investors can choose among two classes of shares:  Investor Class and Institutional Class.  As described below, the classes differ to the extent they bear certain class-specific minimums and expenses.  When choosing a share class, it is important to consider your method of investing, directly with a Fund or through certain broker-dealers or other financial intermediaries, the amount you plan to invest and the expenses of each class.
Investor Class
The minimum initial investment for Investor Class shares is $2,500.  The Investor Class has no up-front sales charges or deferred sales charges.  Your entire purchase price is invested in Investor Class shares at the net asset value (“NAV”) per share of the Investor Class.
Institutional Class
The minimum initial investment for Institutional Class shares in any Dual Class Fund is $1,000,000.    The minimum initial investment for Institutional Class shares in the Ultra Short Fund is $25,000.  The Institutional Class has no up-front sales charges or deferred sales charges.  Your entire purchase price is invested in Institutional Class shares at the NAV per share of the Institutional Class.
For the Dual Class Funds:  The following are limited exceptions to this minimum initial investment requirement: (1) for each Dual Class Fund, persons (or family members living at the same address) who hold shares of such Fund in one or more accounts that are registered with the Funds’ Transfer Agent and that have a total dollar value in such Fund of more than $1,000,000, (2) for the Partners III and Short Duration Funds only, persons who held Institutional Class shares of such a Fund prior to July 31, 2014 and who continue to hold Institutional Class shares of the Fund, (3) employees of Weitz Inc. and their families and (4) any other investor at the discretion of Fund management.  Institutional Class shares of the Dual Class Funds may also be offered without regard to the minimum initial investment requirement to investors purchasing such shares through qualified plans, wrap fee accounts or other fee-based programs.  The Funds reserve the right to further modify this minimum initial investment requirement and/or its exceptions from time to time, including the right to make additional exceptions on a case-by-case basis.
For the Ultra Short Fund:  The following are limited exceptions to this minimum initial investment requirement:  (1) persons who held a total dollar value of at least $2,500 in the Fund on December 16, 2016 and who continue to hold a total dollar value of at least $2,500 in the Fund, (2) employees of Weitz Inc. and Trustees of the Weitz Funds and their immediate families, and (3) any other investor at the discretion of Fund management.  Shares of the Ultra Short Fund may also be offered without regard to the minimum initial investment requirement to investors purchasing such shares through qualified plans, wrap fee accounts or other fee-based programs.  The Ultra Short Fund reserves the right to further modify this minimum initial investment requirement and/or its exceptions from time to time, including the right to make additional exceptions on a case-by-case basis.
Converting from Investor Class to Institutional Class
For any Dual Class Fund, if the current market value of your account in the Investor Class is at least $1,000,000, you may elect to convert that account from Investor Class to Institutional Class shares of the same Fund on the basis of relative NAVs.  Converting from Investor Class to Institutional Class may not be available at certain financial intermediaries, or there may be additional costs associated with this exchange as charged by your financial intermediary.  Because the NAV per share of the Institutional Class may be higher or lower than that of the Investor Class at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or less Institutional Class shares than the number of Investor Class shares converted.  You may convert from Investor Class to Institutional Class shares by calling us at 800-304-9745 or by contacting your financial intermediary if you hold your investment in the Fund through a financial intermediary.
If the current market value of your Institutional Class shares account declines to less than $1,000,000 due to a redemption or exchange, we may convert your Institutional Class shares into Investor Class shares of the same Fund on the basis of relative NAVs.  Although the total dollar value will be the same, a shareholder may receive more or less Investor Class shares than the number of Institutional Class shares converted.
A conversion from Investor Class shares to Institutional Class shares of the same Fund, or from Institutional Class shares to Investor Class shares of the same Fund, pursuant to the preceding paragraphs, should generally not be a taxable exchange for federal income tax purposes.
Investing Through an Intermediary
If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with a Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus, including possible fees for purchasing shares.  A Fund may also participate in programs with national brokerage firms that limit or eliminate a shareholder’s transaction fees, and a Fund (and/or its Investor Class or Institutional Class, as applicable) may pay administrative fees to these firms in return for services provided by these programs to the Funds.
Weitz Inc. and/or the Distributor may pay compensation (out of their own resources and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares.  This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options.  Any such payments will not change the NAV or the price of a Fund’s shares.
Purchasing Shares
The minimum investment required to open an Institutional Class account in any Dual Class Fund is $1,000,000.  The minimum investment required to open an Institutional Class account in the Ultra Short Fund is $25,000.  For limited exceptions, see “Institutional Class” above.  The minimum investment required to open an Investor Class account in any Dual Class Fund is $2,500.  The minimum investment required to open an account in any other Fund is $2,500.  The subsequent minimum investment requirement (for all Funds and all classes) is $25.
We reserve the right, at our sole discretion, to reject any order or subsequent purchase, to waive initial investment minimums for new accounts and to modify investment minimums from time to time.  All purchase orders are subject to acceptance by authorized officers of Weitz Funds and are not binding until so accepted.  DST Asset Manager Solutions, Inc. (“DST”) is the sub-transfer agent for Weitz Funds.  Any checks received directly by Weitz Funds at its business address will be forwarded promptly to DST and processed when received by DST.  Transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Funds.
Opening a Regular New Account
•	By Mail You can open a new account by:
o	Completing and signing a Weitz Funds purchase application;
o
Enclosing a check made payable to Weitz Funds.  We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, starter checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

o	Mailing the application and the check to:
By Mail:
Weitz Funds
P.O. Box 219320
Kansas City, Missouri 64121-9320
By Certified or Overnight Delivery:
Weitz Funds
c/o DST Asset Manager Solutions, Inc.
330 W. 9th Street
Kansas City, Missouri 64105
o	Providing other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.
•	By Internet
You can open a new account at weitzinvestments.com.  In order to complete an online purchase, you will need to provide electronic bank transfer instructions and certain identification information.  There is a limit of $100,000 per day for online purchase transactions through our website.  Certain account types are not available for online account access.
Opening a Retirement Account
Certain individuals may be eligible to open a traditional IRA, Roth IRA or SEP IRA.  In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of one or more of the Funds.  You can request information about establishing an IRA by calling us at 800-304-9745.
•	By Mail You can open an IRA account by:
o	Completing the IRA application and the transfer form, if applicable; and
o	Mailing the forms to the address shown under “Opening a Regular New Account.”
•	By Internet
Traditional IRA accounts and Roth IRA accounts can be opened online at weitzinvestments.com.  Currently, IRA accounts are not charged an annual maintenance fee.
Shares of the Funds may also be purchased as an investment in other types of pension or profit sharing plans.  Although Weitz Funds will endeavor to provide assistance to shareholders who are participants in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with the ongoing requirements for such plans.  Plan participants should seek the guidance of a professional adviser before investing retirement monies in shares of a Fund.

Purchasing Shares of a Fund
You pay no sales charge when you purchase shares of a Fund.  The price you pay for a Fund’s shares is the respective Fund’s net asset value (“NAV”) per share which is calculated once each day generally as of the close of trading on the New York Stock Exchange (“NYSE”) (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business.  The NYSE is closed on Saturdays and Sundays and on the following holidays (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  If your purchase request is received in good order on any day prior to such time, your purchase price will be the NAV calculated on that day.  If your purchase request is received in good order on any day after such time, your purchase price will be the NAV calculated on the next business day.  We cannot hold investments to be processed at a later date.  The shares you purchase must be qualified for sale in your state of residence.  You should purchase shares of the Funds only if you intend to be a patient, long-term investor.  Excessive trading into or out of a Fund may harm the Fund’s performance by disrupting the portfolio management process.  Such trading may also increase expenses for other shareholders.  If you engage in this type of activity, your trading privileges may be suspended or terminated.  All purchases are subject to acceptance by the Funds and the Funds reserve the right to reject any purchase in order to prevent transactions considered to be harmful to existing shareholders.  See “Frequent Trading Policy” for additional information about the Funds’ policy with respect to frequent or excessive trading.
You can purchase Fund shares in the following ways:
•	By Mail You can purchase additional shares in an existing account by:
o
Sending a check made payable to Weitz Funds.  We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, starter checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

o	Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement; and
o	Mailing the check and remittance stub to:
By Mail:
Weitz Funds
P.O. Box 219320
Kansas City, Missouri 64121-9320
By Certified or Overnight Delivery:
Weitz Funds
c/o DST Asset Manager Solutions, Inc.
330 W. 9th Street
Kansas City, Missouri 64105
If the remittance stub is not available, indicate on your check or on a separate piece of paper your account name, address and account number.
•	By Wire You can purchase shares with payment by bank wire by:
o	Calling us at 800-304-9745 and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank; and
o	Instructing the bank to wire funds as follows:
State Street Bank & Trust
ABA# 011000028
Account# 99057341
Weitz Funds Universal Account
For the account of: your account number and name
For credit to (indicate appropriate Fund number):

5400 Balanced Fund—Institutional Class

400 Balanced Fund—Investor Class
573 Core Plus Income Fund—Institutional Class
574 Core Plus Income Fund—Investor Class
332 Hickory Fund
311  Nebraska Tax-Free Income Fund
310 Partners III Opportunity Fund—Institutional Class
436 Partners III Opportunity Fund—Investor Class
562 Partners Value Fund – Institutional Class
331 Partners Value Fund—Investor Class
329 Short Duration Income Fund—Institutional Class
437 Short Duration Income Fund—Investor Class
3330              Ultra Short Government Fund—Institutional Class
541 Value Fund— Institutional Class
328 Value Fund—Investor Class

If you are purchasing shares by wire for a new account, you must send a completed purchase application to Weitz Funds at the address set forth above prior to wiring your payment.
Weitz Funds will not be responsible for the consequences of delays in the bank or Federal Reserve wire system.  Banks may impose a charge for the wire transfer of funds.
•	By Internet
If you have an existing account directly with Weitz Funds and you have established a User ID for your account, you can purchase additional Fund shares at weitzinvestments.com.  You also need to have established electronic bank transfer instructions to purchase shares online.  There is a limit of $100,000 per day for online purchase transactions through our website.  If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your purchase price will be the NAV as computed on the next business day.  Payment for Internet share purchases can only be made through your electronic bank transfer instructions.  If you have not previously established electronic bank transfer instructions for your account, you can do so at weitzinvestments.com, or by calling us at 800-304-9745.
•	By Telephone
If you have an existing account directly with Weitz Funds and you have established electronic bank transfer instructions, you can purchase additional shares of a Fund over the telephone.  There is a limit of $100,000 per day for purchase transactions over the telephone.  If your order is received after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your purchase price will be the NAV as computed on the next business day.  Payment for telephone share purchases can only be made through your electronic bank transfer instructions or by wire.  If you have not previously established banking instructions for your account, you can do so at weitzinvestments.com, or by calling us at 800-304-9745.  If an account has multiple owners, we may rely on the instructions of any one account owner.  A telephone purchase request in good order should include the following:
o	Your account name, account number and Fund name;
o	The amount of the purchase being requested (specified in dollars); and
o	Other identifying information which is requested.
Please retain the confirmation number assigned to your telephone purchase as proof of your trade.  We reserve the right to (i) refuse a telephone purchase if we believe it is advisable to do so; and (ii) revise or terminate the telephone purchase privilege at any time.
•	By Automatic Investment
At any time after you open an account, you can choose to make automatic investments in Fund shares (subject to the required minimum investment) at regular intervals (on the 1st, 8th, 15th or 22nd day of the month or, if such day is not a business day, on the next following business day) by sending a voided check from your bank account.  Your request to establish automatic investment privileges must be received by Weitz Funds at least three business days prior to the initial automatic investment.  You can add or cancel the automatic investment service or change the amount of the automatic investment by calling or sending a written request to Weitz Funds or at weitzinvestments.com.  Your request must be received at least three business days prior to the effective date of the change.
Funding Your Account
If your check is returned because of insufficient funds or because you have stopped payment on the check, or if your electronic bank transfer investment transaction is returned by the bank, you will be responsible for any losses sustained by a Fund as a result of (i) fees charged to a Fund or (ii) a decline in the net asset value when the shares issued are cancelled.  If you are an existing shareholder, losses may be collected by redeeming shares from your account.  Fund shares purchased by check or via electronic bank transfer cannot be redeemed until 15 days after the date of such purchase.
Purchasing Through Others
Shares of the Funds may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz Inc. or its affiliates.  If you invest through such entities, you must follow their procedures for buying and selling shares.  Please note that such financial intermediaries may charge you fees in connection with purchases of Fund shares and may require a minimum investment amount different from that required by the Funds.  Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Funds.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order.  The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients. Weitz Inc. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Funds and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing.
Redeeming Shares
Redemption Procedures
Shares will be redeemed at the NAV next determined after receipt of a redemption request in good order.  If your redemption request is received in good order on any day prior to the close of the NYSE (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business, shares will be redeemed at the NAV calculated on that day.  If your redemption request is received in good order after such time, shares will be redeemed at the NAV calculated on the next business day.  There are no fees for redeeming shares.  You must have a completed purchase application on file with Weitz Funds before a redemption request will be accepted.  In addition, Weitz Funds must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared.  You can call us at 800-304-9745 if you have questions about the requirements for redemption requests.
You can redeem Fund shares in the following ways:
•	By Written Request
You can redeem Fund shares by sending a redemption request in writing to Weitz Funds.  A written redemption request in good order should include the following:
o	Your account name, account number and Fund name;
o	The amount of the redemption being requested (specified in dollars or shares);
o
The signature of all account owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be of an authorized person with an indication of the capacity in which such person is signing;

o	A signature guarantee, if required; and
o
Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts. (Corporate resolutions must be dated within six months of the redemption request.)

You can call us at 800-304-9745 for information on which documents may be required.
Written redemption requests can be sent by mail or facsimile transmission to:
By Mail:
Weitz Funds
P.O. Box 219320
Kansas City, Missouri 64121-9320
By Certified or Overnight Delivery:
Weitz Funds
c/o DST Asset Manager Solutions, Inc.
330 W. 9th Street
Kansas City, Missouri 64105
By Facsimile:
402-391-2125

•	By Telephone Request
If you have an account directly with Weitz Funds, you can redeem Fund shares over the telephone up to $100,000 per day.  Telephone redemptions cannot be made from IRA accounts, retirement accounts, corporate accounts or certain other accounts.  The ability to redeem shares by telephone is automatically established on any account for which telephone redemptions are available unless the account holder requests otherwise.  A telephone redemption request can be made by calling 800-304-9745.  If an account has multiple owners, Weitz Funds may rely on the instructions of any one account owner.  A telephone redemption request in good order should include the following:
o	Your account name, account number and Fund name;
o	The amount of the redemption being requested (specified in dollars or shares); and
o	Other identifying information which is requested.
Please retain the confirmation number assigned to your telephone redemption as proof of your trade.  Weitz Funds reserve the right to (i) refuse a telephone redemption if we believe it is advisable to do so; and (ii) revise or terminate the telephone redemption privilege at any time.
•	By Internet
If you have an account directly with Weitz Funds and you have established a User ID, you can redeem Fund shares at weitzinvestments.com, up to $100,000 per day.  Redemptions cannot be made via the website from corporate accounts or certain other accounts.  If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your redemption price will be the NAV as computed on the next business day.
Redemption Payments
Each Fund typically expects to make a payment for shares redeemed to a redeeming shareholder within two business days following receipt of a shareholder redemption request in good order.  However, a Fund may take up to seven days to pay sale proceeds.  Payment will normally be made by check or, if you have established electronic bank transfer instructions, you can request to receive your redemption proceeds via electronic bank transfer or by wire to the bank account of record.  If you have not previously established electronic bank transfer instructions for your account, payment may also be made by wire transfer in accordance with wire instructions provided in writing to Weitz Funds, accompanied by a signature guarantee if required.  Weitz Funds reserve the right to require you to pay for the cost of transmitting the wire transfer.  Your bank may also impose a charge to receive the wire transfer.
To protect you and Weitz Funds, we may require a signature guarantee for any redemption request received within 15 days of an address change.  We reserve the right to require a signature guarantee on any redemption.
A redemption of shares is treated as a sale for tax purposes and will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, we reserve the right to reinvest your redemption proceeds in your account at the then current net asset value.
•	Methods to Meet Redemptions
Under normal market conditions, the Funds expect to meet redemption requests through the use of holdings of cash or cash equivalents or by the sale of portfolio securities.  In unusual or stressed market conditions, or as Weitz Funds deems appropriate, each Fund may also utilize a credit facility to meet redemptions, if necessary.  As further discussed below, each Fund also reserves the right to meet redemption requests through an in-kind distribution of portfolio securities instead of cash under certain circumstances as further described below.
•	Other Redemption Information
Redemption payments normally will be made wholly in cash.  A Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the respective Fund at the beginning of the period.  Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges, as well as taxable gains, upon the resale of the distributed securities.  In addition, a redemption in portfolio securities would be treated as taxable event and may result in the recognition of gain or loss for federal income tax purposes.
Weitz Funds may suspend redemptions or postpone payment: (i) at times when the NYSE is closed for other than weekends or holidays; (ii) under emergency circumstances as permitted by the SEC or (iii) to the extent otherwise permitted by applicable laws or regulations.
Exchanging Shares
You can exchange shares of one Fund for shares of another Weitz Fund.  Exchanges will only be made between accounts with identical registrations.  All exchange transactions are subject to the minimum investment requirements for the applicable Fund and/or share class.  The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise.  If you have established a User ID, you can submit an order to exchange shares at weitzinvestments.com.  You can also request the exchange of shares by telephone or in writing in the following manner:
o	Provide the name of the Funds, the account name, account number and the dollar amount of shares to be exchanged; and
o	Other identifying information which is requested.
If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your redemption price of the redeemed Fund and purchase price of the purchased Fund will be their respective NAV as computed on the next business day.
You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange is treated as a sale of shares from a Fund and the purchase of shares of the other Fund and any gain or loss on the transaction will be reportable on your tax return unless the shares were held in a tax-deferred account.  The price for the shares being exchanged will be the net asset value of the shares next determined after your exchange request is received.
Weitz Funds reserve the right to (i) refuse a telephone exchange if they believe it is advisable to do so; and (ii) revise or terminate the telephone exchange privilege at any time.
You should purchase shares of Weitz Funds only if you intend to be a patient, long-term investor.  The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices.  Weitz Funds reserve the right at any time to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders.  See “Frequent Trading Policy” for additional information about Weitz Funds’ policy with respect to frequent or excessive trading.
For transfers from Investor Class to Institutional Class (or vice versa), see “How to Choose a Share Class—Converting from Investor Class to Institutional Class.”

Shareholder Account Policies and Maintenance
Changing Your Address
You can change the address on your account by sending a request to Weitz Funds.  Written requests must be signed by all registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses.   Requests may also be made by telephone or online at weitzinvestments.com.  To protect you and Weitz Funds, we may require a signature guarantee for any redemption request received within 15 days of an address change.
Confirmations
Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from Weitz Funds.  At the end of each calendar quarter you will receive a statement which will include information on activity in your account.  You should review your confirmations and statements for accuracy and report any discrepancies to us promptly.
Shareholder Reports
Weitz Funds will make available periodic reports from the portfolio managers.  The annual report for Weitz Funds will include the Funds’ audited financial statements for the previous fiscal year, and the semi-annual report will include unaudited financial statements.
Electronic Delivery of Reports and Prospectuses
You may elect to receive our financial reports (Fund reports and prospectuses) online instead of in the mail.  By electing to receive reports electronically, you will save trees and get reports faster, and also help us reduce Fund expenses, which could lower your investment costs.  You may make this election at weitzinvestments.com.  Shareholder statements and confirmations are not available for online delivery at this time.  Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail (unless specifically requested).  Instead, the reports will be made available on the Weitz Funds’ website, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report.  For additional information, please see the notice contained on the cover of this Prospectus.
Householding
Many shareholders of Weitz Funds have family members living in the same home who also own shares of Weitz Funds.  In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce Fund expenses, Weitz Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address.  This process, known as “householding” does not apply to account statements, confirmations, or personal tax information.
If you do not wish to participate in householding, or wish to discontinue householding at any time, call us at 800-304-9745.  We will resume separate mailings for your account within 30 days of your request.
Important Information About Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including Weitz Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you is that we must obtain the following information for each customer who opens an account:

o	Name;
o	Date of birth (for individuals);
o	Physical residential address (not post office boxes); and
o	Taxpayer Identification Number such as Social Security Number or other identifying number.
Following receipt of your information, Weitz Funds will follow our Customer Identification Program to attempt to verify your identity.  You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity.  If you are opening an account for a legal entity (e.g., partnership, limited liability company, business trust, corporation or other non-natural persons) you must supply the identity or identities of the ultimate beneficial owner(s) of the legal entity.  We will also follow our Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons.  Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.
Federal law prohibits Weitz Funds and other financial institutions from opening accounts unless the minimum identifying information is received.  We are also required to verify the identity of the new customer under our Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if they are unable to verify your identity.  If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.
Telephone and Internet Account Access Information
Telephone conversations with Weitz Funds may be recorded or monitored for verification, recordkeeping and quality assurance purposes.  You may obtain personal account information:
o	On Weitz Funds’ website, weitzinvestments.com; or
o	By calling us at 800-304-9745.
Your account information should be kept private and you should immediately review any confirmations or account statements that you receive from Weitz Funds.  We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions.  For transactions conducted over the Internet, we recommend the use of a secure Internet browser.  We also suggest you make a note of any transaction numbers you receive when using our website.  If we follow our policies and procedures, Weitz Funds and its agents generally will not be responsible for any losses or costs incurred by following telephone or Internet instructions that we reasonably believe to be genuine.  There may also be delays, malfunctions or other inconveniences, or times when the website is not available for Fund transactions or other purposes.  If this occurs, you should consider using other methods to purchase, redeem or exchange shares.  If we believe it is in the best interest of all shareholders, we may modify or discontinue telephone and/or online transactions without notice.
Accounts with Small Balances
We reserve the right to automatically redeem any account balance in cases where the account balance in a Fund falls below $2,500.  Shareholders will be notified in writing at least 60 days prior to the automatic redemption of their account due to an account balance falling below $2,500.  Such automatic redemptions will reduce unnecessary administrative expenses and therefore, benefit the majority of shareholders.
Frequent Trading Policy
The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares.  Frequent trading into and out of a Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund.  We believe that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term investors because those activities may, among other things:  (a) dilute the value of shares held by long-term shareholders; (b) cause the Funds to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability.  The Funds therefore discourage frequent purchase and redemptions by shareholders and do not make any effort to accommodate this practice.  To protect against frequent or excessive short-term trading, the Board of Trustees of Weitz Funds has adopted policies and procedures that are intended to permit the Funds to curtail such activity by shareholders.  At the present time we do not impose limits on the frequency of purchases and redemptions, nor do we limit the number of exchanges into any of the Funds based upon the determination by the Board of Trustees that due to the nature of the Funds’ investment objectives, they are generally subject to minimal risks of frequent trading.  We reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Funds, including suspending or terminating trading privileges in Fund shares, for any investor whom we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Funds.  It may not be feasible for us to prevent or detect every potential instance of abusive or excessive short-term trading.
Pricing of Shares
Each Fund’s net asset value per share is determined once each day generally as of the close of trading on the NYSE (ordinarily 3:00 p.m. Central Time) on days on which the NYSE is open for business.  If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each Fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.  The NYSE is closed on Saturdays and Sundays and on the following holidays (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The net asset value of each Fund is generally based on the market value of the securities in the respective Fund.  If market values are not readily available or are deemed to be unreliable, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using valuation procedures approved by Weitz Funds’ Board of Trustees.  These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security.  As a result of relying on these valuation procedures, Weitz Funds may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.
Distributions and Taxes
Shareholder Distributions
You will receive distributions from the Funds which are your share of a Fund’s net income and gain on its investments.  Each Fund passes substantially all of its earnings along to its shareholders in the form of distributions.  For the Balanced, Hickory, Partners III, Partners Value and Value Funds, distributions are generally paid in June and December of each year.  For the Core Plus, Nebraska, and Short Duration Funds, distributions are generally paid quarterly.  For the Ultra Short Fund, dividends are accrued each business day, and distributions are generally paid within five days of the last business day of each month.
You will receive your distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash.  If you wish to change your instructions, you may notify us in writing, at weitzinvestments.com, or by calling us at 800-304-9745.  If an account has multiple owners, we may rely on the instructions of any one account owner.  Cash payment of distributions, if requested, will generally be mailed within five business days of the date such distributions are paid.  If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.
If the Post Office cannot deliver your check, or if your check remains uncashed for six months, we reserve the right to reinvest your distribution proceeds in your account at the then current net asset value.
Taxation of Distributions
A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although distributions paid to shareholders by a Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account or the distribution is derived from tax-exempt income and is reported as an “exempt-interest dividend”).  Distributions are taxable regardless of how long you have owned shares of a Fund and whether your distributions are reinvested in shares of a Fund or paid to you in cash.  Distributions that are derived from net long-term capital gains from the sale of securities a Fund owned for more than one year generally will be taxed as long-term capital gains.  All other distributions, including short-term capital gains, generally will be taxed as ordinary income, except for qualifying dividends, as described below.
With respect to the Nebraska Fund, dividends paid to shareholders of the Nebraska Fund and derived from municipal bond interest are expected to be reported by the Nebraska Fund as “exempt-interest dividends,” and shareholders may generally exclude such dividends from gross income for federal income tax purposes.  The federal tax exemption for “exempt-interest dividends” from municipal bonds does not necessarily result in the exemption of such dividends from state and local taxes although the Nebraska Fund intends to arrange its affairs so that a substantial portion of such distributions will be exempt from Nebraska personal income tax.  If the Nebraska Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Nebraska Fund’s distributions derived from interest on such bonds.  In addition, a portion of the Nebraska Fund’s dividends may be taxable as ordinary income as a result of federal tax rules.
Each calendar year we will send you the information you will need to report on your tax return regarding the amount and type of distributions you may have received in the previous year.
Current tax law generally provides for a maximum tax rate for individual and other noncorporate taxpayers of 15% or 20% (depending on whether an individual’s income exceeds certain threshold amounts) on long-term capital gains and on income from certain qualifying dividends on certain corporate stock.  A noncorporate shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.  These rate reductions do not apply to corporate taxpayers.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust), exceeds certain threshold amounts.
Distributions from a Fund that include income from certain U.S. Treasury or certain other federal obligations may be exempt from state income taxes.  State law varies as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax.
Taxation of Sales and Exchanges; Cost Basis Reporting
If you sell shares of a Fund or exchange shares of a Fund for shares of another Weitz Fund, you will generally recognize a gain or loss, unless your investment is held in a tax-deferred account.  The gain or loss will generally be determined by subtracting your cost basis in the shares from the redemption proceeds or the value of shares received.  Generally, cost basis is the original purchase price plus the price at which any distributions may have been reinvested.  The gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if you hold your shares for more than one year.  If you sell shares held for less than six months with respect to which you have received a capital gains distribution, any loss on the sale of such shares will be a long-term capital loss to the extent of such capital gains distribution.  In addition, any loss realized on shares of the Nebraska Fund held six months or less will be disallowed to the extent of any exempt interest dividends that were received on the shares.  You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.
If you acquire shares in the Funds on or after January 1, 2012 (such shares are generally referred to as “covered shares”), and sell or exchange them after that date, the Funds are generally required to report cost basis information to you and the Internal Revenue Service (the “IRS”) annually.  The Funds will compute the cost basis of your covered shares using the “average cost method,” which is the Funds’ “default method,” unless you have selected a different method, or you choose to specifically identify your shares at the time of each sale or exchange.  If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method.  In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.  You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.  If you have any questions, you may call us at 800-304-9745.

Backup Withholding
Federal law requires the Funds to withhold a portion of distributions and/or proceeds from redemptions (currently at a rate of 24%) if you fail to provide a correct tax identification number or to certify that you are not subject to backup withholding or if the Fund has been notified by the IRS that you are subject to backup withholding.  These certifications must be made on your application or on Form W-9, which may be requested by calling us at 800-304-9745.
The Funds will generally withhold 30% (or lower applicable treaty rate) on distributions made to shareholders that are not citizens or residents of the United States.
This section relates only to federal income tax; the consequences under other tax laws may differ.  Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions.  See the Statement of Additional Information for additional information regarding the tax aspects of investing in Weitz Funds.
Buying Shares Prior to a Distribution
You should consider the tax implications of buying shares of any Fund immediately prior to a distribution.  If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that include the value of the anticipated distribution and you will generally be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.
Additional Information
Code of Ethics
Weitz Funds, Weitz Inc. and Weitz Securities, Inc. have each adopted a written Code of Ethics which, among other things:
•	Requires all employees to obtain preclearance before executing personal securities transactions;
•	Requires all employees to report personal securities transactions at the end of each quarter;
•	Requires all employees to report personal securities holdings annually;
•	Restricts certain personnel from trading in a security if trades in that security are made for client accounts;
•
Prohibits certain personnel from profiting from the purchase and sale (or sale and purchase) of the same security within a period of 60 days from the original sale or purchase, as the case may be, of such security; and

•	Prohibits market-timing the Funds and/or front-running client transactions or trading in the Funds on the basis of material non-public information.
Weitz Funds’ Board of Trustees reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code.  Weitz Funds’ Code of Ethics is on public file with and available from the Securities and Exchange Commission.
Fund Custodian and Sub-Administrator
State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, is the custodian and sub-administrator for Weitz Funds.
Fund Sub-Transfer Agent
DST Asset Manager Solutions, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 is the sub-transfer agent for Weitz Funds.

Independent Registered Public Accounting Firm
Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, Minnesota 55402 is the independent registered public accounting firm for Weitz Funds.
Fund Legal Counsel
Dechert, LLP, 1900 K Street N.W., Washington, DC 20006 serves as legal counsel to Weitz Funds.

FINANCIAL HIGHLIGHTS
The Financial Highlights are intended to help you understand the financial performance of each Fund for the past five years or for a shorter period if a Fund has a shorter operating history.  Certain information reflects financial results for a single fund share.  The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund (assuming the reinvestment of all dividends and distributions).  The information presented in the financial highlights tables, for each of the fiscal years ended March 31, was audited by Ernst &Young LLP, independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports which are available upon request.
Effective December 16, 2016, the Ultra Short Fund’s principal investment strategies and policies were revised to allow the Fund to invest in a diversified portfolio of short-term debt securities and to have a fluctuating net asset value.  Prior to December 16, 2016, the Ultra Short Fund operated as a “government money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940, as amended, and maintained a stable net asset value of $1.00 per share.  The information for the periods provided for the Ultra Short Fund includes information that is prior to the Fund’s conversion from a government money market fund to an ultra short government bond fund, but reflect the 1-for-10 reverse split of the shares of the Fund, effective December 16, 2016.
Balanced Fund
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Balanced–Investor Class
2020	13.76	0.13(a)	(0.07)	0.06	(0.15)	(0.13)	(0.28)
2019	14.20	0.14	0.66	0.80	(0.13)	(1.11)	(1.24)
2018	13.63	0.08	0.87	0.95	(0.05)	(0.33)	(0.38)
2017	13.24	0.01	0.80	0.81	(0.03)	(0.39)	(0.42)
2016	14.07	0.02	(0.13)	(0.11)	—	(0.72)	(0.72)
(a) Based on average daily shares outstanding

Balanced Fund
(continued)
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Balanced–Investor Class
2020	13.54	0.35	47,591	1.20	0.85	0.94	32
2019	13.76	6.18	124,431	1.00	0.88	0.98	33
2018	14.20	7.06	122,069	1.05	1.00	0.55	40
2017	13.63	6.32	118,189	1.11	1.11	0.10	26
2016	13.24	(0.80)	111,488	1.11	1.11	0.12	35

Income (loss) from Investment Operations	Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Balanced–Institutional Class
2020(b)	13.75	0.16(a)	(0.08)	0.08	(0.15)	(0.13)	(0.28)
(a) Based on average daily shares outstanding (b) Initial offering of shares on March 29, 2019
Ratios/Supplemental Data
Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Balanced–Institutional Class
2020	13.55	0.45	84,682	1.00	0.70	1.09	32

Core Plus Income Fund
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Core Plus–Investor Class
2020	10.31	0.30(a)	(0.16)	0.14	(0.29)	(0.02)	(0.31)
2019	10.09	0.27(a)	0.21	0.48	(0.26)	—	(0.26)
2018	10.23	0.23(a)	(0.12)	0.11	(0.22)	(0.03)	(0.25)
2017	10.15	0.23(a)	0.21	0.44	(0.23)	(0.13)	(0.36)
2016	10.21	0.22(a)	(0.04)	0.18	(0.22)	(0.02)	(0.24)
(a) Based on average daily shares outstanding
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Core Plus–Investor Class
2020	10.14	1.38	25,921	1.18	0.57	2.85	51
2019	10.31	4.78	18,840	1.42	0.60	2.76	33
2018	10.09	1.20	7,274	1.65	0.60	2.26	43
2017	10.23	4.41	6,522	1.90	0.77	2.26	54
2016	10.15	1.78	4,809	2.35	0.85	2.20	26

Core Plus Income Fund
(continued)
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Core Plus–Institutional Class
2020	10.32	0.32(a)	(0.16)	0.16	(0.31)	(0.02)	(0.33)
2019	10.10	0.29(a)	0.21	0.50	(0.28)	—	(0.28)
2018	10.23	0.25(a)	(0.11)	0.14	(0.24)	(0.03)	(0.27)
2017	10.15	0.25(a)	0.21	0.46	(0.25)	(0.13)	(0.38)
2016	10.20	0.25(a)	(0.04)	0.21	(0.24)	(0.02)	(0.26)
(a) Based on average daily shares outstanding
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Core Plus–Institutional Class
2020	10.15	1.56	78,128	0.80	0.40	3.02	51
2019	10.32	5.07	59,687	0.96	0.40	2.93	33
2018	10.10	1.40	31,895	1.09	0.40	2.47	43
2017	10.23	4.61	23,854	1.22	0.57	2.47	54
2016	10.15	2.06	15,108	1.37	0.65	2.39	26

Hickory Fund
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Hickory
2020	46.86	(0.28)	(6.82)	(7.10)	—	(0.96)	(0.96)
2019	51.58	(0.05)	0.71	0.66	—	(5.38)	(5.38)
2018	53.11	(0.37)	1.55	1.18	—	(2.71)	(2.71)
2017	47.59	(0.25)	5.77	5.52	—	—	—
2016	59.51	(0.30)	(4.79)	(5.09)	—	(6.83)	(6.83)
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Hickory
2020	38.80	(15.67)	170,968	1.28	1.23	(0.53)	30
2019	46.86	2.30	210,744	1.27	1.27	(0.10)	28
2018	51.58	2.15	242,608	1.24	1.24	(0.65)	20
2017	53.11	11.60	272,499	1.25	1.25	(0.44)	7
2016	47.59	(9.04)	298,170	1.24	1.24	(0.50)	27

Nebraska Tax-Free Income Fund
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Nebraska Tax-Free
2020	9.95	0.13	0.12	0.25	(0.13)	—	(0.13)
2019	9.76	0.14	0.19	0.33	(0.14)	—	(0.14)
2018	9.90	0.14	(0.15)	(0.01)	(0.13)	—	(0.13)
2017	10.12	0.17	(0.22)	(0.05)	(0.17)	—	(0.17)
2016	10.19	0.18	(0.06)	0.12	(0.19)	—	(0.19)
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Nebraska Tax-Free
2020	10.07	2.55	31,465	1.10	0.94	1.29	7
2019	9.95	3.46	38,048	0.89	0.89	1.39	9
2018	9.76	(0.07)	58,604	0.84	0.84	1.41	24
2017	9.90	(0.54)	62,973	0.79	0.79	1.66	29
2016	10.12	1.20	64,134	0.78	0.78	1.82	13

Partners III Opportunity Fund
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Partners III Opportunity–Investor Class
2020	14.67	(0.20)(a)	(0.59)	(0.79)	—	(1.04)	(1.04)
2019	14.28	(0.17)(a)	1.58	1.41	—	(1.02)	(1.02)
2018	14.74	(0.19)(a)	0.40	0.21	—	(0.67)	(0.67)
2017	13.73	(0.20)(a)	1.40	1.20	—	(0.19)	(0.19)
2016	17.12	(0.25)(a)	(1.30)	(1.55)	—	(1.84)	(1.84)
(a) Based on average daily shares outstanding
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Partners III Opportunity–Investor Class
2020	12.84	(6.40)	19,287	2.04(b)	2.04(b)	(1.29)	32
2019	14.67	10.63	21,881	2.13(b)	2.13(b)	(1.23)	38
2018	14.28	1.49	24,808	2.14(b)	2.14(b)	(1.30)	31
2017	14.74	8.94	28,561	2.29(b)	2.29(b)	(1.43)	23
2016	13.73	(9.56)	35,461	2.33(b)	2.33(b)	(1.63)	46
(b) Included in the expense ratio is 0.00%, 0.00%, 0.00%, 0.08% and 0.27% related to interest expense and 0.29%, 0.40%, 0.47%, 0.54% and 0.50% related to dividend expense on securities sold short for the years ended March 31, 2020, 2019, 2018, 2017 and 2016, respectively.

Partners III Opportunity Fund
(continued)
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Partners III Opportunity–Institutional Class
2020	15.21	(0.11)(a)	(0.63)	(0.74)	—	(1.04)	(1.04)
2019	14.69	(0.09)(a)	1.63	1.54	—	(1.02)	(1.02)
2018	15.07	(0.12)(a)	0.41	0.29	—	(0.67)	(0.67)
2017	13.96	(0.13)(a)	1.43	1.30	—	(0.19)	(0.19)
2016	17.31	(0.19)(a)	(1.32)	(1.51)	—	(1.84)	(1.84)
(a) Based on average daily shares outstanding
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Partners III Opportunity–Institutional Class
2020	13.43	(5.83)	541,433	1.44(b)	1.44(b)	(0.69)	32
2019	15.21	11.25	616,621	1.56(b)	1.56(b)	(0.66)	38
2018	14.69	2.01	629,034	1.63(b)	1.63(b)	(0.79)	31
2017	15.07	9.52	661,165	1.80(b)	1.80(b)	(0.93)	23
2016	13.96	(9.20)	677,019	1.95(b)	1.95(b)	(1.26)	46
(b) Included in the expense ratio is 0.00%, 0.00%, 0.00%, 0.08% and 0.27% related to interest expense and 0.28%, 0.40%, 0.47%, 0.55% and 0.51% related to dividend expense on securities sold short for the years ended March 31, 2020, 2019, 2018, 2017 and 2016, respectively.

Partners Value Fund
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Partners Value–Investor Class
2020	29.45	(0.09)(a)	(3.80)	(3.89)	—	(2.24)	(2.24)
2019	31.31	(0.12)(a)	0.63	0.51	—	(2.37)	(2.37)
2018	30.72	(0.15)(a)	1.47	1.32	—	(0.73)	(0.73)
2017	27.66	(0.09)(a)	3.15	3.06	—	—	—
2016	35.05	(0.14)(a)	(3.47)	(3.61)	—	(3.78)	(3.78)
(a) Based on average daily shares outstanding
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Partners Value–Investor Class
2020	23.32	(14.82)	183,718	1.29	1.24	(0.31)	26
2019	29.45	2.50	265,250	1.27	1.27	(0.39)	38
2018	31.31	4.28	328,648	1.25	1.25	(0.46)	12
2017	30.72	11.06	429,226	1.27	1.24	(0.33)	16
2016	27.66	(10.61)	531,353	1.26	1.18	(0.45)	31

Partners Value Fund
(continued)
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Partners Value–Institutional Class
2020	29.82	(0.01)(a)	(3.87)	(3.88)	—	(2.24)	(2.24)
2019	31.59	(0.04)(a)	0.64	0.60	—	(2.37)	(2.37)
2018	30.91	(0.06)(a)	1.47	1.41	—	(0.73)	(0.73)
2017	27.75	(0.02)(a)	3.18	3.16	—	—	—
2016	35.09	(0.08)(a)	(3.48)	(3.56)	—	(3.78)	(3.78)
(a) Based on average daily shares outstanding
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Partners Value–Institutional Class
2020	23.70	(14.59)	216,400	1.08	0.97	(0.04)	26
2019	29.82	2.78	322,558	1.07	0.99	(0.12)	38
2018	31.59	4.55	331,474	1.07	0.99	(0.20)	12
2017	30.91	11.39	309,497	1.07	0.99	(0.08)	16
2016	27.75	(10.45)	297,290	1.07	0.99	(0.25)	31

Short Duration Income Fund
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Short Duration–Investor Class
2020	12.17	0.27(a)	(0.23)	0.04	(0.28)	—	(0.28)
2019	12.09	0.26(a)	0.09	0.35	(0.27)	—	(0.27)
2018	12.27	0.23(a)	(0.18)	0.05	(0.23)	—	(0.23)
2017	12.28	0.23(a)	0.04	0.27	(0.24)(b)	(0.04)	(0.28)
2016	12.48	0.22(a)	(0.15)	0.07	(0.23)	(0.04)	(0.27)
(a) Based on average daily shares outstanding (b) Includes a return of capital distribution of less than $0.01
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Short Duration–Investor Class
2020	11.93	0.26	60,845	0.95	0.65	2.20	51
2019	12.17	2.95	71,002	0.92	0.68	2.17	23
2018	12.09	0.44	113,238	0.91	0.68	1.93	34
2017	12.27	2.15	94,817	0.93	0.80	1.85	38
2016	12.28	0.58	100,948	0.91	0.85	1.77	23

Short Duration Income Fund
(continued)
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Short Duration–Institutional Class
2020	12.19	0.29(a)	(0.23)	0.06	(0.30)	—	(0.30)
2019	12.11	0.29(a)	0.09	0.38	(0.30)	—	(0.30)
2018	12.29	0.26(a)	(0.18)	0.08	(0.26)	—	(0.26)
2017	12.30	0.26(a)	0.04	0.30	(0.27)(b)	(0.04)	(0.31)
2016	12.50	0.25(a)	(0.15)	0.10	(0.26)	(0.04)	(0.30)
(a) Based on average daily shares outstanding (b) Includes a return of capital distribution of less than $0.01
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Short Duration–Institutional Class
2020	11.95	0.44	675,245	0.64	0.48	2.37	51
2019	12.19	3.18	828,697	0.63	0.48	2.37	23
2018	12.11	0.63	1,017,962	0.62	0.48	2.12	34
2017	12.29	2.38	1,103,272	0.62	0.58	2.07	38
2016	12.30	0.83	1,155,054	0.62	0.62	2.00	23

Ultra Short Government Fund
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Ultra Short Government–Institutional Class
2020	10.01	0.21	0.03	0.24	(0.21)	(0.01)	(0.22)
2019	10.00	0.20	0.01	0.21	(0.20)	—	(0.20)
2018	10.00	0.09	— #	0.09	(0.09)	—	(0.09)
2017(a)	10.00	0.03	— #	0.03	(0.03)	—	(0.03)
2016(a)	10.00	— #	— #	— #	— #	— #	— #
# Amount less than $0.01
(a) Prior to December 16, 2016, this Fund was known as the Government Money Market Fund.  Per share amounts have been adjusted to reflect a 1-for-10 reverse split, which was effective December 16, 2016.  In addition, on December 16, 2016, the Fund changed from a constant $1.00 net asset value per share money market fund to an ultra short government fund (that is not a money market fund).

		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Ultra Short Government–Institutional Class
2020	10.03	2.44	72,102	0.71	0.20	2.18	46
2019	10.01	2.17	97,444	0.61	0.20	2.05	148
2018	10.00	0.94	104,162	0.60	0.20	0.94	25
2017(a)	10.00	0.25	98,029	0.66	0.14	0.25	—
2016(a)	10.00	0.03	106,689	0.70	0.05	0.03	(b)
(a) Prior to December 16, 2016, this Fund was known as the Government Money Market Fund.  Per share amounts have been adjusted to reflect a 1-for-10 reverse split, which was effective December 16, 2016.  In addition, on December 16, 2016, the Fund changed from a constant $1.00 net asset value per share money market fund to an ultra short government fund (that is not a money market fund).
(b) Because calculations of portfolio turnover exclude securities whose maturity or expiration date was one year or less when the Fund acquired the securities, the Fund has no portfolio turnover information to report for this period.

Value Fund
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Value–Investor Class
2020	42.31	(0.15)(a)	(1.98)	(2.13)	—	(2.20)	(2.20)
2019	42.92	(0.19)(a)	3.60	3.41	—	(4.02)	(4.02)
2018	42.20	(0.18)(a)	3.96	3.78	—	(3.06)	(3.06)
2017	38.43	(0.16)(a)	3.93	3.77	—	—	—
2016	46.93	(0.25)(a)	(3.27)	(3.52)	—	(4.98)	(4.98)
(a) Based on average daily shares outstanding
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Value–Investor Class
2020	37.98	(5.77)	448,259	1.24	1.20	(0.33)	16
2019	42.31	9.04	541,168	1.23	1.23	(0.46)	32
2018	42.92	9.23	578,345	1.22	1.22	(0.42)	15
2017	42.20	9.81	638,993	1.24	1.22	(0.42)	24
2016	38.43	(8.05)	738,086	1.23	1.18	(0.59)	47

Value Fund
(continued)
		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Value–Institutional Class
2020	42.82	(0.05)(a)	(2.02)	(2.07)	—	(2.20)	(2.20)
2019	43.29	(0.09)(a)	3.64	3.55	—	(4.02)	(4.02)
2018	42.44	(0.09)(a)	4.00	3.91	—	(3.06)	(3.06)
2017	38.56	(0.08)(a)	3.96	3.88	—	—	—
2016	46.99	(0.17)(a)	(3.28)	(3.45)	—	(4.98)	(4.98)
(a) Based on average daily shares outstanding

		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Value–Institutional Class
2020	38.55	(5.55)	210,729	1.09	0.97	(0.10)	16
2019	42.82	9.32	227,580	1.08	0.99	(0.22)	32
2018	43.29	9.46	207,059	1.09	0.99	(0.20)	15
2017	42.44	10.06	191,299	1.10	0.99	(0.19)	24
2016	38.56	(7.88)	192,310	1.08	0.99	(0.39)	47

Additional Information Is Available
The Statement of Additional Information provides more detailed information about the Funds and their policies.  The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, is incorporated by reference.  Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports.  In the Funds’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.  The Statement of Additional Information and reports are available without charge, upon request, and are also available at weitzinvestments.com.
You may request information, make inquiries, or find additional information about the Funds as follows:
By telephone: 800-304-9745	By mail: Weitz Funds One Pacific Place 1125 South 103rd Street Suite 200 Omaha, Nebraska 68124-1071	On the Internet: Weitz Funds http://www.weitzinvestments.com SEC http://www.sec.gov

NASDAQ Symbols:
Balanced
Institutional Class	WBAIX
Investor Class	WBALX
Core Plus Income
Institutional Class	WCPBX
Investor Class	WCPNX
Hickory	WEHIX
Nebraska Tax-Free Income	WNTFX
Partners III Opportunity
Institutional Class	WPOPX
Investor Class	WPOIX
Partners Value
Institutional Class	WPVIX
Investor Class	WPVLX
Short Duration Income
Institutional Class	WEFIX
Investor Class	WSHNX
Ultra Short Government
Institutional Class	SAFEX
Value
Institutional Class	WVAIX
Investor Class	WVALX
Reports and other information about the Funds are available from the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov.  Copies of such information can also be obtained by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-01520.
SEC File Number: 811-21410
1

STATEMENT OF ADDITIONAL INFORMATION
July 31, 2020

Balanced Fund
Institutional Class (WBAIX)
Investor Class (WBALX)
Core Plus Income Fund
Institutional Class (WCPBX)
Investor Class (WCPNX)
Hickory Fund (WEHIX)
Nebraska Tax-Free Income Fund (WNTFX)
Partners III Opportunity Fund
Institutional Class (WPOPX)
Investor Class (WPOIX)
Partners Value Fund
Institutional Class (WPVIX)
Investor Class (WPVLX)
Short Duration Income Fund
Institutional Class (WEFIX)
Investor Class (WSHNX)
Ultra Short Government Fund (SAFEX)
Value Fund
Institutional Class (WVAIX)
Investor Class (WVALX)

This Statement of Additional Information is not a Prospectus.  This Statement of Additional Information relates to the Prospectus dated July 31, 2020; and this Statement of Additional Information is incorporated in its entirety into that Prospectus.  The audited financial statements of each of the Funds for the fiscal year ended March 31, 2020 are incorporated into this Statement of Additional Information from the Annual Report of the Funds.  Copies of the Annual Report and the Prospectus may be obtained from the Trust without charge by calling 800 304 9745 or by contacting the Trust at 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124-1071.

Page

Fund History	3
Investment Objective, Policies and Restrictions-
Hickory, Partners III Opportunity, Partners Value, and Value Funds	3
Classification	3
Investment Objective and Strategy	3
Securities and Other Investment Practices	4
Fundamental Investment Restrictions	9
Investment Objectives, Policies and Restrictions-
Balanced Fund	10
Classification	10
Investment Objectives and Strategy	10
Securities and Other Investment Practices	11
Fundamental Investment Restrictions	15
Investment Objective, Policies and Restrictions-
Core Plus Income Fund	15
Classification	15
Investment Objective and Strategy	16
Securities and Other Investment Practices	16
Fundamental Investment Restrictions	20
Investment Objective, Policies and Restrictions-
Nebraska Tax-Free Income Fund	21
Classification	21
Investment Objective and Strategy	21
Securities and Other Investment Practices	22
Fundamental Investment Restrictions	26
Investment Objective, Policies and Restrictions-
Short Duration Income Fund	26
Classification	26
Investment Objective and Strategy	26
Securities and Other Investment Practices	27
Fundamental Investment Restrictions	31
Investment Objective, Policies and Restrictions-
Ultra Short Government Fund	32
Classification	32
Investment Objective and Strategy	32
Securities and Other Investment Practices	32
Fundamental Investment Restrictions	35
Cybersecurity Risk	35
Portfolio Turnover	36
Management of the Funds	36
Board of Trustees	36
Compensation Table	38
Ownership of Fund Shares by Trustees	38
Other Information Concerning the Board of Trustees	39
Proxy Voting Policy	41
Portfolio Management	41
Disclosure of Fund Portfolio Holdings	43
Principal Holders of Securities	43
Investment Advisory and Other Services	47

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Investment Adviser	47
Administrator	49
Distributor, Distribution and Administrative Servicing Fees	51
Securities Lending Activities	53
Sub-Transfer Agent	53
Custodian and Sub-Administrator	53
Independent Registered Public Accounting Firm	53
Legal Counsel	53
Portfolio Transactions and Brokerage Allocation	53
Organization and Capital Structure	54
General	54
Shareholder Meetings	54
Purchasing Shares	54
Important Information about Procedures for Opening an Account	55
Pricing of Shares	56
Redemption of Shares	57
Taxation	57
Tax Status of the Funds	57
Distributions in General	58
Dispositions	59
Additional Tax Consequences Relating to the Nebraska Fund	59
Backup Withholding	60
Other Taxation	60
Fund Investments	61
Calculation of Performance Data	62
Financial Statements	63
Appendix A-
Interest Rate Futures Contracts, Bond Index Futures and Related Options	64

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FUND HISTORY
Weitz Funds (the “Trust”) is a Delaware statutory trust established on August 4, 2003, whose shares are offered in series with each series representing a separate fund of investments with its own investment objectives, policies and restrictions.  The Trust currently has nine investment series, the Balanced, Core Plus Income (“Core Plus Fund”), Hickory, Nebraska Tax-Free Income Fund (“Nebraska Fund”), Partners III Opportunity (“Partners III Fund”), Partners Value, Short Duration Income (“Short Duration Fund”), Ultra Short Government Fund and Value (each, a “Fund”).  The Balanced Fund was the Trust’s initial series and it commenced operations October 1, 2003.  As of December 30, 2005, Partners III Fund succeeded to substantially all the assets of Weitz Partners III Limited Partnership, an investment limited partnership which was managed at all times with full investment authority by Weitz Investment Management, Inc. (“Weitz Inc.” or the “Adviser”), the Trust’s investment adviser.  As of December 29, 2006, the Nebraska Fund succeeded to substantially all the assets of Weitz Income Partners Limited Partnership, an investment limited partnership which was managed at all times with full investment authority by Weitz Inc.  The Core Plus Fund commenced operations as a series of the Trust on July 31, 2014.  Each other Fund is a successor in interest to certain funds having the same investment objectives that were included as series of two other investment companies previously managed by Weitz Inc.:  Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Predecessor Funds”).  Effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of certain Funds.  For each of the Partners III Fund and the Short Duration Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2011 and Investor Class shares became available for sale on August 1, 2011.  For the Core Plus Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2014 and both classes of shares became available for sale on July 31, 2014.  For each of the Partners Value Fund and the Value Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2014 and Institutional Class shares became available for sale on July 31, 2014.  Effective December 16, 2016, the Short-Intermediate Income Fund changed its name to the Short Duration Income Fund and revised its principal investment strategies as part of a repositioning.  Effective December 16, 2016, the Government Money Market Fund changed its name to the Ultra Short Government Fund and revised its principal investment strategies and policies as part of a repositioning.  For the Balanced Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2019 and Institutional Class shares became available for sale on March 29, 2019.  Effective March 29, 2019, the Hickory Fund revised its principal investment strategies.
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
HICKORY, PARTNERS III OPPORTUNITY
PARTNERS VALUE AND VALUE FUNDS
Classification
The Hickory, Partners III, Partners Value and Value Funds (the “Weitz Equity Funds”) are each open-end investment management companies under the federal securities laws, and are each diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).
Investment Objective and Strategy
The investment objective of each Weitz Equity Fund is capital appreciation.  The investment objective of each Weitz Equity Fund may be changed without a shareholder vote.  Each of the Weitz Equity Funds seeks to achieve its objective by investing primarily in common stocks, including securities issued by non-U.S. companies and denominated in U.S. dollars.  Each of the Weitz Equity Funds may also make investments or engage in investment techniques, to a limited extent, that are not part of their principal investment strategies.  For example, each of the Weitz Funds may invest in a variety of (a) securities of a company convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds, (b) securities of a company not convertible into common stock, such as bonds and preferred stock, and (c) securities issued by non-U.S. companies and denominated in foreign currencies, in each case which we determine may offer the opportunity for capital appreciation.  The Partners III Fund (and other Weitz Equity Funds on a non-principal basis) may invest in put and call options.  Each Weitz Equity Fund may also invest in the securities of other investment companies, which may include exchange-traded funds (“ETFs”).  In addition, the Partners III Fund may also engage in short selling of securities, including short selling of ETFs, invest in commodities contracts and futures transactions such as stock index futures, borrow money and purchase securities on margin.  Each Weitz Equity Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all gains and income are acceptable.
The Hickory Fund invests the majority of its assets in the common stock of medium-sized companies.  We consider medium-sized companies to be issuers with a market capitalization of at least $1 billion, and less than or equal to the market capitalization of the largest company in the Russell Midcap Index, at the time of initial purchase.  The Partners Value and Partners III Funds are “multi-cap” funds and may invest in the securities of any market capitalization.  The Value Fund invests the majority of its assets in the common stock of larger companies.  We consider larger-cap companies to be issuers with a market capitalization equal to or greater than the median capitalization of companies in the Russell 1000 Index at the time of purchase.
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The portfolios of each of the Weitz Equity Funds are generally more concentrated than many mutual funds.
Tax considerations are secondary to the primary goal of capital appreciation, but all things being equal, the portfolios are managed to maximize after-tax returns for tax-paying shareholders.  For example, we prefer long-term capital gains to short-term gains and we optimize the realization of capital losses when possible.
The investment strategy of the Hickory, Partners III (with respect to its long positions), Partners Value and Value Funds (which we call “value investing”) is to (1) identify attractive businesses that Weitz Inc. can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this “business value” or “private market value.”  The valuation process may focus on asset values, earning power, the intangible value of a company’s “franchise,” or a combination of these variables, depending on the type of business and other factors.  Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a “margin of safety.”  This margin of safety may limit, but does not eliminate, downside risk.
The Partners III Fund invests in long positions in stocks and other securities, when we anticipate that the value of such securities will increase.  The Partners III Fund also invests in short positions in stocks and other securities, including short sales of ETFs, when we anticipate a decline in the value of such securities.  The Partners III Fund’s mix of long positions and short positions will change from time to time based on Weitz Inc.’s assessment of market conditions.
Each of the Weitz Equity Funds has adopted a policy which allows the Fund to invest for temporary defensive purposes a portion or all of its assets in high- quality nonconvertible preferred stock, high-quality nonconvertible debt securities and high-quality U.S. Government, state and municipal and governmental agency and instrumentality obligations, or retain funds in cash or cash equivalents, such as money market fund shares, when Weitz Inc. believes that circumstances warrant such a temporary defensive investment position.
Some of the obligations purchased by the Weitz Equity Funds are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.
While the obligations of many U.S. Government agencies are not direct obligations of the U.S. Treasury, they may be backed indirectly by the U.S. Government, in some cases by a right to borrow from the U.S. Government.  Other agencies and Government-Sponsored Enterprises (“GSEs”) are supported solely by the credit of the agency or GSE itself, or may be given additional support from U.S. Treasury authority to purchase outstanding debt obligations.  GSEs include, among others, Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac; and debt and mortgage-backed securities of these four entities are neither guaranteed nor insured by the U.S. Government.
Furthermore, with respect to U.S. Government securities purchased by the Weitz Equity Funds, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of a Fund’s shares.
State and municipal obligations, which can be taxable or tax exempt, may include both general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds issued by public bodies to finance private commercial and industrial facilities.
Securities and Other Investment Practices
This section provides a more detailed description of some of the types of securities and other instruments in which the Weitz Equity Funds may invest.  The Weitz Equity Funds may invest in these instruments to the extent permitted by their investment objective and policies and by applicable law.  The Weitz Equity Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.
Industry Concentration
Although each Weitz Equity Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, each Weitz Equity Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.
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Convertible Securities
In addition to common stocks, each Weitz Equity Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock.  Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price.  Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.
Warrants and Rights
Warrants and rights are options to purchase common stock at a specified price for a specified period of time.  Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock.  If not sold or exercised before their expiration date they become valueless.
Investment Company Shares
The Weitz Equity Funds may purchase securities of other investment companies, subject to the restrictions of the 1940 Act.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the respective Fund.  To the extent that the Weitz Equity Funds are invested in shares of other investment companies, the Weitz Equity Funds will incur additional expenses as a result of investing in investment company shares.
Investments in Exchange Traded Funds
The Weitz Equity Funds may invest in, or sell short, exchange traded funds (“ETFs”), including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines.  ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs that are based on an index also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an ETF, a Weitz Equity Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, a Weitz Equity Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Weitz Equity Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.
Borrowing
The Weitz Equity Funds are each authorized to borrow money.  Borrowing may be considered to be a form of leverage.  The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  A Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.
Loans of Portfolio Securities
The Weitz Equity Funds are permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the respective Fund must terminate the loan and vote the securities.  Alternatively, the respective Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that the invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the respective Fund.
Foreign Securities
The Weitz Equity Funds may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  The Weitz Equity Funds may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment.  The Weitz Equity Funds will
5

not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.
Investments in foreign securities may involve additional risks that may not be associated with investing in U.S. securities.  An investment may be affected by changes in currency rates and in exchange control regulations.  Foreign securities may be subject to adverse changes in foreign economic, political, regulatory and other conditions; the imposition of trade sanctions or other government restrictions; and diplomatic developments.  Any of these could impact the value or liquidity of the Funds’ investments, and could impair the Funds’ ability to meet their investment objectives.  Foreign securities issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers, and there may be less publicly available information about a foreign issuer than about a domestic issuer.  Some foreign securities markets may have substantially less trading activity than the United States securities markets, and securities of some foreign issuers may be relatively less liquid than securities of comparable domestic issuers.  Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic securities, and foreign governments may impose taxes on securities transactions or ownership.  There is generally less governmental regulation of securities issuers, securities exchanges and brokers in foreign countries than in the United States.  In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Illiquid Investments
A Weitz Equity Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.  An “illiquid investment” is any investment that a Weitz Equity Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
The Trust has adopted a liquidity risk management program (“LRMP”) pursuant to which the Funds identify illiquid investments.  Under the LRMP, the Adviser has been designated to administer the LRMP and has delegated certain responsibilities to the Liquidity Risk Management Committee, which is comprised of certain operations, compliance, trading, and portfolio management representatives of the Adviser.  The Adviser preliminarily identifies illiquid investments based on, among other things, the trading characteristics and market depth of a particular investment.
The Adviser classifies all portfolio holdings of each Weitz Equity Fund at least monthly into one of four liquidity classifications pursuant to the procedure set forth in the LRMP.  The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are highly liquid, moderately liquid, less liquid, and illiquid investments.  In determining these classifications, the Adviser will consider the relevant market, trading, and investment-specific considerations for a particular investment.  Moreover, in making such classification determinations, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Weitz Equity Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Adviser must take this determination into account when classifying the liquidity of that investment.  In addition, the Adviser may also consider the following factors in its determination: (i) the existence of an active market; (ii) whether it is exchange-traded; (iii) frequency of trades or quotes and average daily trading volume; (iv) volatility of trading prices; (v) bid-ask spreads; (vi) whether the asset has a relatively standardized and simple structure; (vii) the maturity and date of issue (as applicable); and (viii) any restrictions on transfer.
Preferred Stock and Debt Securities
Each Weitz Equity Fund may invest in other securities, including preferred stock and debt securities, which Weitz Inc. determines may offer the opportunity for capital appreciation.  Each Weitz Equity Fund will not invest more than 15% of its assets in debt securities which are unrated or which are non-investment grade (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms) (non-investment grade securities are commonly referred to as “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 15% limit.  Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities.  In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities.  Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities.  Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations.  Price changes for debt securities held by a Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of the Fund’s shares.  Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the
6

market.  Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.
Bank Obligations
The Weitz Equity Funds may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances, which evidence the banking institution’s obligation to repay funds deposited with it for a specified period of time at a stated interest rate.  The Weitz Equity Funds will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.
Repurchase Agreements
The Weitz Equity Funds may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the respective Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the respective Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities.  For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  A Weitz Equity Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Weitz Equity Funds will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.
Commercial Paper
The Weitz Equity Funds may purchase commercial paper which consists of short-term unsecured promissory notes.  The Weitz Equity Funds will purchase only commercial paper either (a) rated Prime 1 by Moody’s (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued by or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).
When Issued or Forward Commitment Transactions
The Weitz Equity Funds may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by a Weitz Equity Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the respective Fund at the time of entering into the transaction.  When a Weitz Equity Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade.  This subjects the Weitz Equity Fund to counterparty credit risk.  To the extent a Weitz Equity Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.
Short Sales, Put and Call Options
The Weitz Equity Funds may engage in short sales and buy and sell put and call options on equity securities, including ETFs, or futures contracts.  Short sales involve the sale of a security that the respective Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security.  The Fund must then purchase the security by a future date, as specified in the short sale contract.  To the extent that a Weitz Equity Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.  In the event that the value of the security sold short increases in value rather than decreases, the respective Fund would suffer a loss when it purchases the security sold short.  Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale.  For any short sale, the amount of any gain will be decreased (and the amount of any loss will be increased) by any premium or interest a Fund may be required to pay in connection with the short sale.  Short selling may also produce higher portfolio turnover and result in increased transaction costs to a Fund.  The Weitz Equity Funds may also engage in short sales “against the box,” where the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that any Weitz Equity Fund were to sell securities short “against the box” and the price of such
7

securities were to then increase rather than decrease, such Fund would forego the potential realization of the increased value of the shares held long.
Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time.  Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the respective Weitz Equity Fund could lose the entire cost of those puts and calls which expire worthless.
Covered Call Options
The Weitz Equity Funds may write covered call options to generate premium income which Weitz Inc. considers to be an acceptable investment result.  Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the “strike price”) prior to a certain date.  “Covered” options are those in which the option seller (the “writer”) owns the underlying securities.  Writing covered call options may increase the income of a Weitz Equity Fund since it receives a premium for writing the option.  If a Weitz Equity Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option.  As a result, the respective Fund will forego any opportunity for appreciation in such securities during the term of the option.  The respective Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market.  There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result.  The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.
Partners III Fund: Other Derivatives Instruments
The Partners III Fund may invest in derivatives instruments, such as options, futures contracts, including stock index futures contracts, interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Partners III Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.
While a stock index fluctuates generally with changes in the market values of the stocks included in the index, a stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.  No physical delivery of the underlying stocks in the index is made.
The Partners III Fund’s primary purpose in entering into stock index futures contracts is to protect it from fluctuations in the value of securities without actually buying or selling the underlying security.  For example, if the Partners III Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Partners III Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases.  If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Partners III Fund not participating in a market advance.  This technique is sometimes known as an anticipatory hedge.  To the extent the Partners III Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Partners III Fund’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregated value of the initial and variation margin payments made by the Partners III Fund with respect to the futures contracts.  However, because the Partners III Fund’s cash that may otherwise be invested would be held un-invested or invested in other liquid assets so long as the futures position remains open, the Partners III Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.  Conversely, if the Partners III Fund holds stocks and seeks to protect itself from an expected decrease in stock prices, the Partners III Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of securities by a corresponding increase in the value of the futures contract position.  The Partners III Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
The Partners III Fund may also buy and sell futures contracts on commodities, interest rates, currencies or other indices and options thereon.  Futures contracts are traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”).  Such transactions are centrally cleared, which is designed to ensure the performance of each party to the contract.  All terms of futures contracts are set forth in the rules of the relevant exchange.  Interest rate, commodity or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates, commodity prices or currency exchange rates in order to establish more
8

definitely the effective return on securities or currencies held or intended to be acquired by the Fund.  Interest rate, commodity or currency futures can be sold as an offset against the effect of expected increases in interest rates, declines in commodity prices or currency exchange rates and purchased as an offset against the effect of expected declines in interest rates, increases in commodity prices or currency exchange rates.
There is no assurance a liquid market will exist for any particular futures contract at any particular time.  Exchanges may establish daily price fluctuation limits for futures contract, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions.  If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Partners III Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result the Partners III Fund’s access to other assets held to cover its futures positions could also be impaired.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match the Partners III Fund’s current or anticipated investments exactly.  The Partners III Fund may invest in futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which the Partners III Fund typically invests, which involves a risk that the futures positions will not track the performance of the Partners III Fund’s other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Partners III Fund’s investments well.  Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded or from imposition of daily price fluctuation limits or trading halts.  The Partners III Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for the difference in volatility between the contract and the securities although this may not be successful in all cases.  If price changes in the Partners III Fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the amount were then closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  The Partners III Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.
Futures transactions involve brokerage costs and require the Partners III Fund to segregate liquid assets to cover its performance under such contracts.  The Partners III Fund’s overall performance could be adversely affected by entering into such contracts if the Adviser’s judgment with respect to the investment proves incorrect.
Fundamental Investment Restrictions
The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the respective Weitz Equity Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of a Weitz Equity Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of a Weitz Equity Fund’s outstanding shares.
None of the Weitz Equity Funds may:
1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.
2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

9

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS-
BALANCED FUND
Classification
The Balanced Fund is a diversified, open-end investment management company as defined in the 1940 Act.
Investment Objectives and Strategy
The investment objectives of the Balanced Fund are long-term capital appreciation, capital preservation and current income.  The Balanced Fund invests primarily in a portfolio of equity and debt securities.  Under normal circumstances, the Balanced Fund will invest at least 25% of its total assets in equity securities, such as common stocks and a variety of securities convertible into common stock such as rights, warrants and convertible preferred stock.  Also, under normal circumstances, the Balanced Fund will invest at least 25% of its total assets in investment-grade debt securities (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms).  The debt securities in which the Balanced Fund may invest include: (1) U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities); (2) corporate debt securities; (3) other mortgage-backed securities; (4) asset-backed securities, (5) bank obligations (certificates of deposit and bankers’ acceptances); (6) commercial paper; (7) repurchase agreements on U.S. Government securities; (8) securities of registered investment companies which invest in debt securities and (9) securities issued by foreign governments, which may include sovereign debt.
The Balanced Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Balanced Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Balanced Fund’s 25% policy for investment grade debt securities only if they have economic characteristics similar to the securities included within that policy.

The Balanced Fund’s investment strategy with respect to equity securities (which we call “value investing”) is to (1) identify attractive businesses that Weitz Inc. can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this “business value” or “private market value.” The valuation process may focus on asset values, earning power, the intangible value of a company’s “franchise,” or a combination of these variables, depending on the type of business and other factors.  Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a “margin of safety.”  This margin of safety may limit, but does not eliminate, downside risk.  The Balanced Fund may invest in the equity securities of issuers of all sizes.
The Balanced Fund’s investment strategy with respect to debt securities is to select securities whose yield is sufficiently attractive taking into consideration the risk of ownership.  In deciding whether the Balanced Fund should invest in a particular debt security, Weitz Inc. considers a number of factors such as the security’s price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  In addition, Weitz Inc. reviews the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.
10

The Balanced Fund may invest up to 20% of its total assets in debt securities which are unrated or which are non-investment grade; however, U.S. Government securities, as described above, even if unrated, do not count toward this 20% limit.  Non-investment grade securities are generally known as “junk bonds.”  Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities.  In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities.  Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities.  Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations.  Price changes for debt securities held by the Balanced Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of Balanced Fund shares.  Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the market.  Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.
When Weitz Inc. believes that circumstances warrant a temporary defensive investment position, a greater portion or all of the Balanced Fund’s portfolio may be retained in cash or cash equivalents, such as money market fund shares and repurchase agreements on U.S. Government securities.
Securities and Other Investment Practices
This section provides a more detailed description of some of the types of securities and other instruments in which the Balanced Fund may invest.  The Balanced Fund may invest in these instruments to the extent permitted by its investment objectives and policies and by applicable law.  The Balanced Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.
Industry Concentration
Although the Balanced Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Balanced Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.
Convertible Securities
In addition to common stocks, the Balanced Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock.  Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price.  Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.
Warrants and Rights
Warrants and rights are options to purchase common stock at a specified price for a specified period of time.  Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock.  If not sold or exercised before their expiration date they become valueless.
Investment Company Shares
The Balanced Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Balanced Fund.  To the extent that the Balanced Fund is invested in shares of other investment companies, the Balanced Fund will incur additional expenses as a result of investing in investment company shares.
Investments in Exchange Traded Funds
The Balanced Fund may invest in ETFs, including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines.  ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs that are based on an index also incur certain expenses not incurred by
11

their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an ETF, the Balanced Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Balanced Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Balanced Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.
Borrowing
The Balanced Fund is authorized to borrow money.  Borrowing may be considered to be a form of leverage.  The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Balanced Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Balanced Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.
Loans of Portfolio Securities
The Balanced Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities.  Alternatively, the Balanced Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Balanced Fund.
Foreign Securities
The Balanced Fund may invest in equity or debt securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  The Balanced Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions and not to hold such currency as an investment.  The Balanced Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.
Investments in foreign securities may involve additional risks that may not be associated with investing in U.S. securities.  An investment may be affected by changes in currency rates and in exchange control regulations.  Foreign securities may be subject to adverse changes in foreign economic, political, regulatory and other conditions; the imposition of trade sanctions or other government restrictions; and diplomatic developments.  Any of these could impact the value or liquidity of the Balanced Fund’s investments and could impair the Balanced Fund’s ability to meet their investment objective.  Foreign securities issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers, and there may be less publicly available information about a foreign issuer than about a domestic issuer.  Some foreign securities markets may have substantially less trading activity than the United States securities markets, and securities of some foreign issuers may be relatively less liquid than securities of comparable domestic issuers.  Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic securities, and foreign governments may impose taxes on securities transactions or ownership.  There is generally less governmental regulation of securities issuers, securities exchanges and brokers in foreign countries than in the United States.  In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Illiquid Investments
The Balanced Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.  An “illiquid investment” is any investment that the Balanced Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
The Trust has adopted a liquidity risk management program (“LRMP”) pursuant to which the Funds identify illiquid investments.  Under the LRMP, the Adviser has been designated to administer the LRMP and has delegated certain responsibilities to the Liquidity Risk Management Committee, which is comprised of certain operations, compliance, trading, and portfolio management
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representatives of the Adviser.  The Adviser preliminarily identifies illiquid investments based on, among other things, the trading characteristics and market depth of a particular investment.
The Adviser classifies all portfolio holdings of the Balanced Fund at least monthly into one of four liquidity classifications pursuant to the procedure set forth in the LRMP.  The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are highly liquid, moderately liquid, less liquid, and illiquid investments.  In determining these classifications, the Adviser will consider the relevant market, trading, and investment-specific considerations for a particular investment.  Moreover, in making such classification determinations, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Balanced Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Adviser must take this determination into account when classifying the liquidity of that investment.  In addition, the Adviser may also consider the following factors in its determination: (i) the existence of an active market; (ii) whether it is exchange-traded; (iii) frequency of trades or quotes and average daily trading volume; (iv) volatility of trading prices; (v) bid-ask spreads; (vi) whether the asset has a relatively standardized and simple structure; (vii) the maturity and date of issue (as applicable); and (viii) any restrictions on transfer.
Bank Obligations
The Balanced Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances, which evidence the banking institution’s obligation to repay funds deposited with it for a specified period of time at a stated interest rate.  The Balanced Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.
U.S. Government Obligations
A portion of the Balanced Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”).  Some of the obligations purchased by the Balanced Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.
While the obligations of many U.S. Government agencies are not direct obligations of the U.S. Treasury, they may be backed indirectly by the U.S. Government, in some cases by a right to borrow from the U.S. Government.  Other agencies and Government-Sponsored Enterprises (“GSEs”) are supported solely by the credit of the agency or GSE itself, or may be given additional support from U.S. Treasury authority to purchase outstanding debt obligations.  GSEs include, among others, Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac; and debt and mortgage-backed securities of these four entities are neither guaranteed nor insured by the U.S. Government.
Furthermore, with respect to U.S. Government securities purchased by the Balanced Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Balanced Fund’s shares.
Mortgage-Backed Securities and Other Asset-Backed Securities
Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments on the mortgages (or loans) in an underlying asset pool.  Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments.  Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders.  Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (which could mean sooner or later than expected), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities in particular and (iii) the credit support may be insufficient to make payment on the securities.
Repurchase Agreements
The Balanced Fund may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from
13

market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Balanced Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Balanced Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  The Balanced Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Balanced Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.
Commercial Paper
The Balanced Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued by or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).
When Issued or Forward Commitment Transactions
The Balanced Fund may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by the Balanced Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Balanced Fund at the time of entering into the transaction. When the Balanced Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade.  This subjects the Balanced Fund to counterparty credit risk.  To the extent the Balanced Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.
Short Sales, Put and Call Options
The Balanced Fund may engage in short sales and buy and sell put and call options.  Short sales involve the sale of a security that the Balanced Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security.  The Balanced Fund must then purchase the security by a future date, as specified in the short sale contract.  To the extent that the Balanced Fund engages in short sales, the Balanced Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.  In the event that the value of the security sold short increases in value rather than decreases, the Balanced Fund would suffer a loss when it purchases the security sold short.  Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale.  For any short sale, the amount of any gain will be decreased (and the amount of any loss will be increased) by any premium or interest the Balanced Fund may be required to pay in connection with the short sale.  Short selling may also produce higher portfolio turnover and result in increased transaction costs to the Balanced Fund.  The Balanced Fund may also engage in short sales “against the box,” where the Balanced Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that the Balanced Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Balanced Fund would forego the potential realization of the increased value of the shares held long.
Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time.  Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Balanced Fund could lose the entire cost of those puts and calls which expire worthless.
Covered Call Options
The Balanced Fund may write covered call options to generate premium income which Weitz Inc. considers to be an acceptable investment result.  Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the “strike price”) prior to a certain date.  “Covered” options are those in which the option seller (the “writer”) owns the underlying securities.  Writing covered call options may increase the income of the Balanced Fund since it receives a premium for writing the option.  If the Balanced Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option.  As a result, the Balanced Fund will forego any opportunity for appreciation in such securities during the term of the option.  The Balanced Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market.  There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the
14

desired result.  The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.
Interest Rate Futures, Bond Index Futures and Related Options Thereon
The Balanced Fund may utilize interest rate futures and bond index futures and related options.  See Appendix A hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.
LIBOR Replacement
Certain debt securities in which the Balanced Fund invests are subject to rates that are tied to the London Interbank Offered Rate (“LIBOR”).  On July 27, 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.  In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (“SOFR”).  The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities.  SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives, and to ultimately reduce the markets’ dependence on LIBOR.  Bank working groups and regulators in other countries have suggested other alternatives for their markets. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.  Accordingly, the potential effect of a transition away from LIBOR on the Balanced Fund, or on the debt securities based on LIBOR in which the Fund invests, cannot yet be determined.
Fundamental Investment Restrictions
The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Balanced Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of the Balanced Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Balanced Fund’s outstanding shares.
The Balanced Fund may not:
1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.
2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.
Invest more than 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U. S. Government or its agencies, bank money instruments or bank repurchase agreements.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS‑
CORE PLUS FUND
Classification
The Core Plus Fund is a diversified, open-end investment management company as defined in the 1940 Act.
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Investment Objective and Strategy
The primary investment objectives of the Core Plus Fund are current income and capital preservation. A secondary investment objective is long-term capital appreciation.  Under normal circumstances, the Core Plus Fund will invest at least 80% of the value of its assets, plus the amount of any borrowings for investment purposes, in debt securities and related derivative instruments.  This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.  The debt securities in which the Core Plus Fund may invest include: (1) U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities); (2) corporate debt securities; (3) other mortgage-backed securities; (4) asset-backed securities, (5) bank obligations (certificates of deposit and bankers’ acceptances); (6) commercial paper; (7) repurchase agreements on U.S. Government securities; (8) securities of registered investment companies which invest in debt securities and (9) securities issued by foreign governments, which may include sovereign debt.
The Core Plus Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Core Plus Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Core Plus Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.  The Core Plus Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  Although the Core Plus Fund has no limitations on the maturities of individual securities, the average dollar-weighted maturity of the Core Plus Fund’s portfolio is generally expected to be less than ten years.
Weitz Inc. selects debt securities whose yield is sufficiently attractive taking into consideration the risk of ownership.  In deciding whether the Core Plus Fund should invest in particular debt securities, Weitz Inc. considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  In addition, Weitz Inc. reviews the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.
The Core Plus Fund will invest primarily in investment-grade securities.  We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.  The Core Plus Fund may invest up to 25% of its total assets in debt securities which are unrated or which are non-investment grade; however, U.S. Government securities, as described above, even if unrated, do not count toward this 25% limit.  Non-investment grade securities are generally known as “junk bonds.”  Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities.  In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities.  Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities.  Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations.  Price changes for debt securities held by the Core Plus Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of Core Plus Fund shares.  Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the market.  Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.
The Core Plus Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.
When Weitz Inc. believes that circumstances warrant a temporary defensive investment position, a greater portion or all the Core Plus Fund’s portfolio may be retained in cash or cash equivalents, such as money market shares and repurchase agreements on U.S. Government securities.
Securities and Other Investment Practices
This section provides a more detailed description of some of the types of securities and other instruments in which the Core Plus Fund may invest.  The Core Plus Fund may invest in these instruments to the extent permitted by its investment objective and policies and by applicable law.  The Core Plus Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.
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Industry Concentration
Although the Core Plus Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Core Plus Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.
Common Stock and Securities Convertible into Common Stock
The Core Plus Fund may invest in common stock, preferred stock and in other securities convertible into common stock.  Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price.  Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends.
U.S. Government Obligations
A portion of the Core Plus Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”).  Some of the obligations purchased by the Core Plus Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.
While the obligations of many U.S. Government agencies are not direct obligations of the U.S. Treasury, they may be backed indirectly by the U.S. Government, in some cases by a right to borrow from the U.S. Government.  Other agencies and Government-Sponsored Enterprises (“GSEs”) are supported solely by the credit of the agency or GSE itself, or may be given additional support from U.S. Treasury authority to purchase outstanding debt obligations.  GSEs include, among others, Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac; and debt and mortgage-backed securities of these four entities are neither guaranteed nor insured by the U.S. Government.
Furthermore, with respect to U.S. Government securities purchased by the Core Plus Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Core Plus Fund’s shares.
Mortgage-Backed Securities and Other Asset-Backed Securities
Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments on the mortgages (or loans) in an underlying asset pool.  Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments.  Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders.  Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (which could mean sooner or later than expected), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities in particular and (iii) the credit support may be insufficient to make payment on the securities.
Repurchase Agreements
The Core Plus Fund may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Core Plus Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Core Plus Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities.  For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  The Core Plus Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Core Plus Fund will only enter into repurchase agreements with member
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banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.
Commercial Paper
The Core Plus Fund may purchase commercial paper which consists of short-term unsecured promissory notes.  The Core Plus Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s or A-1 (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).
Borrowing
The Core Plus Fund is authorized to borrow money.  Borrowing may be considered to be a form of leverage.  The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Core Plus Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Core Plus Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.
Loans of Portfolio Securities
The Core Plus Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities.  Alternatively, the Core Plus Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Core Plus Fund.
Foreign Securities
The Core Plus Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  The Core Plus Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions and not to hold such currency as an investment.  The Core Plus Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.
Investments in foreign securities may involve additional risks that may not be associated with investing in U.S. securities.  An investment may be affected by changes in currency rates and in exchange control regulations.  Foreign securities may be subject to adverse changes in foreign economic, political, regulatory and other conditions; the imposition of trade sanctions or other government restrictions; and diplomatic developments.  Any of these could impact the value or liquidity of the Core Plus Fund’s investments and could impair the Core Plus Fund’s ability to meet its investment objective.  Foreign securities issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers, and there may be less publicly available information about a foreign issuer than about a domestic issuer.  Some foreign securities markets may have substantially less trading activity than the United States securities markets, and securities of some foreign issuers may be relatively less liquid than securities of comparable domestic issuers.  Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic securities, and foreign governments may impose taxes on securities transactions or ownership.  There is generally less governmental regulation of securities issuers, securities exchanges and brokers in foreign countries than in the United States.  In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Investment Company Shares
The Core Plus Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Core Plus Fund.  To the extent that the Core
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Plus Fund is invested in shares of other investment companies, the Core Plus Fund will incur additional expenses as a result of investing in investment company shares.
Investments in Exchange Traded Funds
The Core Plus Fund may invest in ETFs, including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines.  ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs that are based on an index also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an ETF, the Core Plus Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Core Plus Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Core Plus Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.
Bank Obligations
The Core Plus Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate.  The Core Plus Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.
Illiquid Investments
The Core Plus Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.  An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
The Trust has adopted a liquidity risk management program (“LRMP”) pursuant to which the Funds identify illiquid investments.  Under the LRMP, the Adviser has been designated to administer the LRMP and has delegated certain responsibilities to the Liquidity Risk Management Committee, which is comprised of certain operations, compliance, trading, and portfolio management representatives of the Adviser.  The Adviser preliminarily identifies illiquid investments based on, among other things, the trading characteristics and market depth of a particular investment.
The Adviser classifies all portfolio holdings of the Core Plus Fund at least monthly into one of four liquidity classifications pursuant to the procedure set forth in the LRMP.  The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are highly liquid, moderately liquid, less liquid, and illiquid investments.  In determining these classifications, the Adviser will consider the relevant market, trading, and investment-specific considerations for a particular investment.  Moreover, in making such classification determinations, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Core Plus Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Adviser must take this determination into account when classifying the liquidity of that investment.  In addition, the Adviser may also consider the following factors in its determination: (i) the existence of an active market; (ii) whether it is exchange-traded; (iii) frequency of trades or quotes and average daily trading volume; (iv) volatility of trading prices; (v) bid-ask spreads; (vi) whether the asset has a relatively standardized and simple structure; (vii) the maturity and date of issue (as applicable); and (viii) any restrictions on transfer.
When Issued or Forward Commitment Transactions
The Core Plus Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Core Plus Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Core Plus Fund at the time of entering into the transaction.  When the Core Plus Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade.  This subjects the Core Plus Fund to counterparty credit risk.  To the extent the Core Plus Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.
Short Sales
The Core Plus Fund may engage in short sales “against the box,” where the Core Plus Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not
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required for short sales “against the box.”  In the event that the Core Plus Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Core Plus Fund would forego the potential realization of the increased value of the shares held long.
Covered Call Options
The Core Plus Fund may write covered call options to generate premium income which Weitz Inc. considers to be an acceptable investment result.  Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the “strike price”) prior to a certain date.  “Covered” options are those in which the option seller (the “writer”) owns the underlying securities.  Writing covered call options may increase the income of the Core Plus Fund since it receives a premium for writing the option.  If the Core Plus Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option.  As a result, the Core Plus Fund will forego any opportunity for appreciation in such securities during the term of the option.  The Core Plus Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market.  There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result.  The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.
Interest Rate Futures, Bond Index Futures and Related Options Thereon
The Core Plus Fund may utilize interest rate futures and bond index futures and related options.  See Appendix A hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.
LIBOR Replacement
Certain debt securities in which the Core Plus Fund invests are subject to rates that are tied to the London Interbank Offered Rate (“LIBOR”).  On July 27, 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.  In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (“SOFR”).  The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities.  SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives, and to ultimately reduce the markets’ dependence on LIBOR.  Bank working groups and regulators in other countries have suggested other alternatives for their markets. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.  Accordingly, the potential effect of a transition away from LIBOR on the Core Plus Fund, or on the debt securities based on LIBOR in which the Fund invests, cannot yet be determined.
Fundamental Investment Restrictions
The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Core Plus Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of the Core Plus Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Core Plus Fund’s outstanding shares.
The Core Plus Fund may not:
1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.
2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
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6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of a particular purchase in the securities of any one issuer other than U.S. Government securities, nor own more than 10% at the time of and giving effect to, a particular purchase of the outstanding voting securities of any one issuer.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
NEBRASKA TAX-FREE INCOME FUND
Classification
The Nebraska Fund is a non-diversified, open-end investment management company as defined in the 1940 Act.  Because the Nebraska Fund is non-diversified, it may have larger positions in fewer companies or industries than a diversified fund.  A non-diversified portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.
Investment Objective and Strategy
The investment objective of the Nebraska Fund is current income that is exempt from both federal and Nebraska personal income taxes, consistent with the preservation of capital.  The Nebraska Fund seeks to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds which in turn invest in such assets.  In addition, the Nebraska Fund may invest up to 20% of its net assets in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.  These policies are fundamental and may not be changed without shareholder approval.  Municipal bonds (as defined below) are debt obligations (including, without limitation, bonds, notes, commercial paper and lease obligations) generally issued to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations, and the financing of certain general operating expenses.  Municipal bonds may include general obligation bonds (which are backed by the full faith and credit of the issuer and may be repaid from any revenue source) and revenue bonds (which may be repaid only from the revenue of a specific facility or project).  The Nebraska Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Nebraska Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Nebraska Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.  Although the Nebraska Fund has no limitations on the maturities of individual securities, the average dollar-weighted maturity of the Nebraska Fund’s portfolio is generally expected to be less than ten years.
Weitz Inc. selects debt securities whose yield is sufficiently attractive taking into consideration the risk of ownership.  In deciding whether the Nebraska Fund should invest in particular debt securities, Weitz Inc. considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  In addition, Weitz Inc. reviews the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.
The Nebraska Fund will invest primarily in investment-grade securities.  We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.  The Nebraska Fund may invest up to 20% of its total assets in debt securities which are unrated or which are non-investment grade; however, U.S. Government securities, even if unrated, do not count toward this 20% limit.  Non-investment grade securities are generally known as “junk bonds.”  Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities.  In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities.  Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities.  Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations.  Price changes for debt securities held by the Nebraska Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of Nebraska Fund shares.  Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities.  It also may be more difficult during times of adverse market
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conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the market.  Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.
When Weitz Inc. believes that circumstances warrant a temporary defensive investment position, a greater portion or all the Nebraska Fund’s portfolio may be retained in cash or cash equivalents, such as money market shares and repurchase agreements on U.S. Government securities.
Securities and Other Investment Practices
This section provides a more detailed description of some of the types of securities and other instruments in which the Nebraska Fund may invest.  The Nebraska Fund may invest in these instruments to the extent permitted by its investment objectives and policies and by applicable law.  The Nebraska Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.
Municipal Bonds
Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, “Municipalities”), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax.  Municipal bonds include securities from a variety of sectors, each of which has unique risks.  Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance.  Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.  Under the Internal Revenue Code of 1986, as amended (the “Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.  Tax-exempt private activity bonds and industrial revenue bonds generally are also classified as revenue bonds and thus not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial revenue bonds are usually related to the credit of the corporate user of the facilities.  Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).  Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features.  A tax-exempt fund will invest generally only in securities deemed tax-exempt by  bond counsel, but there is no guarantee the interest payments on municipal bonds will continue to be tax-exempt for the life of the bonds.
Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility.  Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.
Some municipal bonds feature credit enhancements, such as a line of credit, letters of credit, municipal bond insurance, or standby bond purchase agreements (“SBPAs”).  Municipal bond insurance, which can be purchased by the bond issuer from a private, nongovernmental insurance company, provides a guarantee that the insured bond’s principal and interest will be paid when due.  Insurance does not guarantee the price of the bond or the share price of the Nebraska Fund.  An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed.  The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances.  A liquidity provider’s obligations under a SBPA can be subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.  Also, the financial strength of a credit enhancer may decline after a municipal bond is issued.
Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short term and one long term.  The interest rate on the short-term component is periodically reset.  The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond.  After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.  Therefore, rising short-term interest rates result in lower income for
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the longer-term portion, and vice versa.  The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity.
Municipal securities also include a variety of structures geared towards accommodating municipal issuer short-term cash flow requirements.  These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (“VRDOs”).  VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying entity and are typically issued at par.  The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).
The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in the municipal bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, municipal bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.
Municipal Bonds – Risks
Municipal bonds are subject to credit risk.  Like other debt securities, municipal bonds include investment-grade, non-investment-grade and unrated securities.  Rated municipal bonds that may be held by the Nebraska Fund include those rated investment-grade at the time of investment.  The Nebraska Fund may invest up to 20% of its total net assets in securities which are non-investment grade or unrated.  Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.  Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.  There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds.  Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Nebraska Fund’s municipal bonds in the same manner.
Risk Factors Affecting Investments in Nebraska Municipal Securities
The Nebraska Fund intends to invest a high proportion of its net assets in Nebraska municipal securities.  Because of these investments, the Nebraska Fund is susceptible to political and economic factors affecting the issuers of Nebraska municipal securities.  In particular, the Nebraska Fund is subject to state-specific risk, which is the chance that the Nebraska Fund, because it invests a high proportion of its net assets in the municipal securities of issuers located in Nebraska, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of another state or many states in different regions of the country.
Because of limitations contained in the state constitution, the State of Nebraska issues no general obligation bonds secured by the full faith and credit of the state.  Several agencies and instrumentalities of state government are authorized to issue bonds secured by revenue from specific projects and activities.  Agencies and instrumentalities of county and local government can also be authorized to issue bonds secured by revenue from specific projects and activities.  Such municipal securities may include, without limitation, health care providers, nuclear power plants, facility offerings and other private activity bonds that lack governmental backing.  Furthermore, municipal securities issued by public authorities in Nebraska are not backed by the State’s full faith and credit.  The Nebraska Fund’s success may be impacted by its ability to adequately evaluate the unique risks associated with the respective issuers.
The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) and the related governmental and public responses throughout the United States and in Nebraska have had, and may continue to have, an adverse effect on Nebraska’s economy.  Preventative or protective actions that governments have taken, and may continue to take, as a result of the pandemic has resulted in, and may continue to result in, periods of business disruption and reduced or disrupted operations, which could have long-term negative economic effects on Nebraska’s economy and state and local government budgets. The full effects of the pandemic and related responses are not yet known and will emerge over time.
In recent years, Nebraska’s unemployment rate has been lower than that of the overall United States, although both unemployment rates increased significantly in March and April 2020 due to the pandemic.  The U.S. Department of Labor has reported that the state’s unemployment rate was 8.7% in April 2020 and 3.1% in April 2019.  Nationally, the unemployment rate was 14.7% in April 2020 and 3.9% in April 2019.  The total non-farm job count in Nebraska decreased approximately 7.8% from
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April 2019 to April 2020.  In the United States overall, the decrease was greater at 13.3% during this same period.  Total private employment in Nebraska decreased 8.7% from April 2019 to April 2020, with goods-producing jobs decreasing approximately 1.0% and service-providing jobs decreasing approximately 9.0%.
In recent years, Nebraska’s per capita personal income has been slightly less than the national average but roughly in line with other states in the region, although the growth of per capital personal income in Nebraska and nationwide slowed in the first quarter of 2020 as a result of the pandemic.  The U.S. Bureau of Economic Analysis reports that in the first quarter of 2020, the growth rate in per capita personal income was 2.9% in Nebraska and 2.3% nationwide, compared to the fourth quarter of 2019, when the growth rate was 4.4% in Nebraska and 3.6% nationwide.  Nebraska’s cost of living is also generally below the national average.  Wages in metropolitan Nebraska are, on average, higher than in the non-metropolitan parts of the State.  The median value of owner-occupied housing units are, on average, lower in Nebraska than in the nation overall, leading to a higher percentage of owner-occupied housing in the State than the U.S. average.  The U.S. Bureau of the Census reports that in first quarter of 2020, the home ownership rate was 67.6% in Nebraska and 65.3% nationwide, compared to the first quarter of 2019, when the home ownership rate was 66.1% in Nebraska and 64.2% nationwide.
The economy of the State of Nebraska is heavily agricultural.  Because of its dependence on agriculture, Nebraska is subject to risks resulting from natural disasters, and climate change may increase the severity of weather events.  Historically, Nebraska has cycled through periods of drought and flooding.  In addition, other events, such as the pandemic, may exacerbate the risk associated with agriculture, which could negatively affect Nebraska’s economy.
The summary above is included for the purpose of providing a general description of Nebraska’s financial condition, and does not purport to be complete.  The information is derived from sources that are generally available to the public.  Although this information is generally compiled from state and federal government resources, the Nebraska Fund does not make any representation as to the accuracy of the information contained herein.  The Nebraska Fund has not independently verified this information and the Nebraska Fund does not have any obligation to update this information throughout the year.
Furthermore, the information contained above is subject to change rapidly, substantially and without notice.  Such changes may have a negative effect on fiscal conditions in Nebraska, which could harm the performance of the Nebraska Fund.  By including the information above, the Nebraska Fund does not intend to imply there has been no change in fiscal affairs in Nebraska since the date of this Statement of Additional Information.  More information about the risks of investing in in the municipal securities of issuers located in Nebraska may be available from official state or federal government resources.
Temporary Investments
The Nebraska Fund may invest in short-term municipal obligations of up to one year in maturity when circumstances warrant, or when such investments are considered advisable for liquidity.  Generally, the income from such short-term municipal obligations is exempt from federal income tax.  In addition, a portion of the Nebraska Fund’s assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity.  Such investments may include: (a) obligations of the U.S. Treasury; (b) obligations of agencies and instrumentalities of the U.S. Government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper and bankers’ acceptances and (d) repurchase agreements.
Investment Company Shares
The Nebraska Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Nebraska Fund.  To the extent that the Nebraska Fund is invested in shares of other investment companies, the Nebraska Fund will incur additional expenses as a result of investing in investment company shares.
Investments in Exchange Traded Funds
The Nebraska Fund may invest in ETFs, including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines.  ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs that are based on an index also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an ETF, the Nebraska Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Nebraska Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Nebraska Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.
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Borrowing
The Nebraska Fund is authorized to borrow money.  Borrowing may be considered to be a form of leverage.  The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Nebraska Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Nebraska Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.
Loans of Portfolio Securities
The Nebraska Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities.  Alternatively, the Nebraska Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Nebraska Fund.
Illiquid Investments
The Nebraska Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.  An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
The Trust has adopted a liquidity risk management program (“LRMP”) pursuant to which the Funds identify illiquid investments.  Under the LRMP, the Adviser has been designated to administer the LRMP and has delegated certain responsibilities to the Liquidity Risk Management Committee, which is comprised of certain operations, compliance, trading, and portfolio management representatives of the Adviser.  The Adviser preliminarily identifies illiquid investments based on, among other things, the trading characteristics and market depth of a particular investment.
The Adviser classifies all portfolio holdings of the Nebraska Fund at least monthly into one of four liquidity classifications pursuant to the procedure set forth in the LRMP.  The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are highly liquid, moderately liquid, less liquid, and illiquid investments.  In determining these classifications, the Adviser will consider the relevant market, trading, and investment-specific considerations for a particular investment.  Moreover, in making such classification determinations, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Nebraska Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Adviser must take this determination into account when classifying the liquidity of that investment.  In addition, the Adviser may also consider the following factors in its determination: (i) the existence of an active market; (ii) whether it is exchange-traded; (iii) frequency of trades or quotes and average daily trading volume; (iv) volatility of trading prices; (v) bid-ask spreads; (vi) whether the asset has a relatively standardized and simple structure; (vii) the maturity and date of issue (as applicable); and (viii) any restrictions on transfer.
When Issued or Forward Commitment Transactions
The Nebraska Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Nebraska Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Nebraska Fund at the time of entering into the transaction.  When the Nebraska Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade.  This subjects the Nebraska Fund to counterparty credit risk.  To the extent the Nebraska Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.
Short Sales
The Nebraska Fund may engage in short sales “against the box,” where the Nebraska Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not
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required for short sales “against the box.”  In the event that the Nebraska Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Nebraska Fund would forego the potential realization of the increased value of the shares held long.
Interest Rate Futures, Bond Index Futures and Related Options Thereon
The Nebraska Fund may utilize interest rate futures and bond index futures and related options.  See Appendix A hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.
Fundamental Investment Restrictions
The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Nebraska Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of the Nebraska Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Nebraska Fund’s outstanding shares.
The Nebraska Fund may not:
1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.
2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued by or guaranteed by the U.S. Government or its agencies, bank money instrument or bank repurchase agreements.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS‑
SHORT DURATION INCOME FUND
Classification
The Short Duration Income Fund is a diversified, open-end investment management company as defined in the 1940 Act.
Investment Objective and Strategy
The investment objective of the Short Duration Fund is current income consistent with the preservation of capital.  Under normal circumstances, the Short Duration Fund will invest at least 80% of the value of its assets, plus the amount of any borrowings for investment purposes, in debt securities.  This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.  The debt securities in which the Short Duration Fund may invest include: (1) U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities); (2) corporate debt securities; (3) other mortgage-backed securities; (4) asset-backed securities, (5) bank obligations (certificates of deposit and bankers’ acceptances); (6) commercial paper; (7) repurchase agreements on U.S. Government securities; (8) securities of registered investment companies which invest in debt securities and (9) securities issued by foreign governments, which may include sovereign debt.
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The Short Duration Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Short Duration Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Short Duration Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.  The Short Duration Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.
The Short Duration Fund may invest in securities of all maturities but expects to maintain an average effective duration of between one to three and a half years.  “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates.  The longer the duration of the Fund’s overall portfolio (or an individual debt security), the more sensitive its market price will be to changes in interest rates.  For example, if interest rates increase by 1%, the market price of a debt security with a duration of 3 years will generally decrease by approximately 3%.  Conversely, a 1% decline in interest rates will generally result in an increase of approximately 3% of that security’s market price.
Weitz Inc. selects debt securities whose yield is sufficiently attractive taking into consideration the risk of ownership.  In deciding whether the Short Duration Fund should invest in particular debt securities, Weitz Inc. considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  In addition, Weitz Inc. reviews the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.
The Short Duration Fund will invest primarily in investment-grade securities.  We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.  The Short Duration Fund may invest up to 15% of its total assets in debt securities which are unrated or which are non-investment grade; however, U.S. Government securities, as described above, even if unrated, do not count toward this 15% limit.  Non-investment grade securities are generally known as “junk bonds.”  Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities.  In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities.  Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities.  Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations.  Price changes for debt securities held by the Short Duration Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of Short Duration Fund shares.  Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the market.  Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.
The Short Duration Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.
When Weitz Inc. believes that circumstances warrant a temporary defensive investment position, a greater portion or all the Short Duration Fund’s portfolio may be retained in cash or cash equivalents, such as money market shares and repurchase agreements on U.S. Government securities.
Securities and Other Investment Practices
This section provides a more detailed description of some of the types of securities and other instruments in which the Short Duration Fund may invest.  The Short Duration Fund may invest in these instruments to the extent permitted by its investment objective and policies and by applicable law.  The Short Duration Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.
Industry Concentration
Although the Short Duration Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Short Duration Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.
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Common Stock and Securities Convertible into Common Stock
The Short Duration Fund may invest in common stock, preferred stock and in other securities convertible into common stock.  Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price.  Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends.
U.S. Government Obligations
A portion of the Short Duration Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”).  Some of the obligations purchased by the Short Duration Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.
While the obligations of many U.S. Government agencies are not direct obligations of the U.S. Treasury, they may be backed indirectly by the U.S. Government, in some cases by a right to borrow from the U.S. Government.  Other agencies and Government-Sponsored Enterprises (“GSEs”) are supported solely by the credit of the agency or GSE itself, or may be given additional support from U.S. Treasury authority to purchase outstanding debt obligations.  GSEs include, among others, Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac; and debt and mortgage-backed securities of these four entities are neither guaranteed nor insured by the U.S. Government.
Furthermore, with respect to U.S. Government securities purchased by the Short Duration Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of a Fund’s shares.
Mortgage-Backed Securities and Other Asset-Backed Securities
Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments on the mortgages (or loans) in an underlying asset pool.  Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments.  Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders.  Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (which could mean sooner or later than expected), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities in particular and (iii) the credit support may be insufficient to make payment on the securities.
Repurchase Agreements
The Short Duration Fund may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Short Duration Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Short Duration Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities.  For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  The Short Duration Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Short Duration Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.
Commercial Paper
The Short Duration Fund may purchase commercial paper which consists of short-term unsecured promissory notes.  The Short Duration Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s (or with an equivalent or better rating
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from another rating agency); or (b) if not rated, then issued by or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).
Borrowing
The Short Duration Fund is authorized to borrow money.  Borrowing may be considered to be a form of leverage.  The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Short Duration Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Short Duration Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.
Loans of Portfolio Securities
The Short Duration Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities.  Alternatively, the Short Duration Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Short Duration Fund.
Foreign Securities
The Short Duration Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  The Short Duration Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions and not to hold such currency as an investment.  The Short Duration Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.
Investments in foreign securities may involve additional risks that may not be associated with investing in U.S. securities.  An investment may be affected by changes in currency rates and in exchange control regulations.  Foreign securities may be subject to adverse changes in foreign economic, political, regulatory and other conditions; the imposition of trade sanctions or other government restrictions; and diplomatic developments.  Any of these could impact the value or liquidity of the Short Duration Fund’s investments and could impair the Short Duration Fund’s ability to meet its investment objective.  Foreign securities issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers, and there may be less publicly available information about a foreign issuer than about a domestic issuer.  Some foreign securities markets may have substantially less trading activity than the United States securities markets, and securities of some foreign issuers may be relatively less liquid than securities of comparable domestic issuers.  Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic securities, and foreign governments may impose taxes on securities transactions or ownership.  There is generally less governmental regulation of securities issuers, securities exchanges and brokers in foreign countries than in the United States.  In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Investment Company Shares
The Short Duration Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Short Duration Fund.  To the extent that the Short Duration Fund is invested in shares of other investment companies, the Short Duration Fund will incur additional expenses as a result of investing in investment company shares.
Investments in Exchange Traded Funds
The Short Duration Fund may invest in ETFs, including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines.  ETFs that are based on an index may not be able to replicate and maintain exactly the
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composition and relative weightings of securities in the applicable index.  ETFs that are based on an index also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an ETF, the Short Duration Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Short Duration Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Short Duration Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.
Bank Obligations
The Short Duration Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate.  The Short Duration Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.
Illiquid Investments
The Short Duration Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.  An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
The Trust has adopted a liquidity risk management program (“LRMP”) pursuant to which the Funds identify illiquid investments.  Under the LRMP, the Adviser has been designated to administer the LRMP and has delegated certain responsibilities to the Liquidity Risk Management Committee, which is comprised of certain operations, compliance, trading, and portfolio management representatives of the Adviser.  The Adviser preliminarily identifies illiquid investments based on, among other things, the trading characteristics and market depth of a particular investment.
The Adviser classifies all portfolio holdings of the Short Duration Fund at least monthly into one of four liquidity classifications pursuant to the procedure set forth in the LRMP.  The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are highly liquid, moderately liquid, less liquid, and illiquid investments.  In determining these classifications, the Adviser will consider the relevant market, trading, and investment-specific considerations for a particular investment.  Moreover, in making such classification determinations, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Short Duration Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Adviser must take this determination into account when classifying the liquidity of that investment.  In addition, the Adviser may also consider the following factors in its determination: (i) the existence of an active market; (ii) whether it is exchange-traded; (iii) frequency of trades or quotes and average daily trading volume; (iv) volatility of trading prices; (v) bid-ask spreads; (vi) whether the asset has a relatively standardized and simple structure; (vii) the maturity and date of issue (as applicable); and (viii) any restrictions on transfer.
When Issued or Forward Commitment Transactions
The Short Duration Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Short Duration Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Short Duration Fund at the time of entering into the transaction.  When the Short Duration Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade.  This subjects the Short Duration Fund to counterparty credit risk.  To the extent the Short Duration Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.
Short Sales
The Short Duration Fund may engage in short sales “against the box,” where the Short Duration Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that the Short Duration Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Short Duration Fund would forego the potential realization of the increased value of the shares held long.
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Covered Call Options
The Short Duration Fund may write covered call options to generate premium income which Weitz Inc. considers to be an acceptable investment result.  Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the “strike price”) prior to a certain date.  “Covered” options are those in which the option seller (the “writer”) owns the underlying securities.  Writing covered call options may increase the income of the Short Duration Fund since it receives a premium for writing the option.  If the Short Duration Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option.  As a result, the Short Duration Fund will forego any opportunity for appreciation in such securities during the term of the option.  The Short Duration Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market.  There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result.  The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.
Interest Rate Futures, Bond Index Futures and Related Options Thereon
The Short Duration Fund may utilize interest rate futures and bond index futures and related options.  See Appendix A hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.
LIBOR Replacement
Certain debt securities in which the Short Duration Fund invests are subject to rates that are tied to the London Interbank Offered Rate (“LIBOR”).  On July 27, 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.  In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (“SOFR”).  The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities.  SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives, and to ultimately reduce the markets’ dependence on LIBOR.  Bank working groups and regulators in other countries have suggested other alternatives for their markets. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.  Accordingly, the potential effect of a transition away from LIBOR on the Short Duration Fund, or on the debt securities based on LIBOR in which the Fund invests, cannot yet be determined.
Fundamental Investment Restrictions
The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Short Duration Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of the Short Duration Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Short Duration Fund’s outstanding shares.
The Short Duration Fund may not:
1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.
2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
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7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of a particular purchase in the securities of any one issuer other than U.S. Government securities, nor own more than 10% at the time of and giving effect to, a particular purchase of the outstanding voting securities of any one issuer.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
ULTRA SHORT GOVERNMENT FUND
Classification
The Ultra Short Government Fund is a diversified, open-end investment management company as defined in the 1940 Act.
Investment Objective and Strategy
The investment objective of the Ultra Short Government Fund is current income consistent with the preservation of capital and maintenance of liquidity.  Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities.  This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.  The balance of the Fund’s assets may be invested in U.S. dollar-denominated investment grade debt securities, including corporate debt securities, mortgage-backed securities, asset backed securities and taxable municipal bonds.  We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.  The Fund may invest in securities that are unrated if we determine that such securities are of investment grade quality.  The Fund may also invest in government money market funds or exchange traded funds which invest substantially all of their assets in U.S. government securities.
The Fund may invest in debt securities of all maturities, but expects to limit its average effective duration to one year or less.  “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates.  The longer the duration of the Fund’s overall portfolio (or an individual debt security), the more sensitive its market price will be to changes in interest rates.  For example, if interest rates increase by 1%, the market price of a debt security with a duration of 1 year will generally decrease by approximately 1%.  Conversely, a 1% decline in interest rates will generally result in an increase of approximately 1% of that security’s market price.
The Ultra Short Government Fund may invest in reverse repurchase agreements which involve the temporary transfer of a security in the portfolio of the Ultra Short Government Fund to another party, such as a bank or broker dealer, in return for cash, and an agreement to buy the security back at a future date and price.  The Ultra Short Government Fund can invest the cash it receives or use it to meet redemption requests.  If the Ultra Short Government Fund reinvests the cash at a rate higher than the cost of the agreement, it may earn additional income.  At the same time, the Ultra Short Government Fund is exposed to greater potential fluctuations in the value of its assets when engaging in reverse repurchase agreements.  During the time a reverse repurchase agreement is outstanding, the Ultra Short Government Fund will maintain cash and liquid securities in a segregated account with a value at least equal to its obligations under the agreement.
The Ultra Short Government Fund is not a money market fund that operates in compliance with Rule 2a-7 under the 1940 Act and the Fund does not seek to maintain a stable net asset value.  Accordingly, the Fund is not subject to the credit quality, liquidity, maturity, diversification and other limitations imposed on money market funds by Rule 2a-7.
Securities and Other Investment Practices
This section provides a more detailed description of some of the types of securities and other instruments in which the Ultra Short Government Fund may invest.  The Ultra Short Government Fund may invest in these instruments to the extent permitted by its investment objective and policies and by applicable law.  The Ultra Short Government Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.
U.S. Government Obligations
Under normal circumstances, most of the assets of the Ultra Short Government Fund will be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”).  Some of the obligations purchased
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by the Ultra Short Government Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.
While the obligations of many U.S. Government agencies are not direct obligations of the U.S. Treasury, they may be backed indirectly by the U.S. Government, in some cases by a right to borrow from the U.S. Government.  Other agencies and Government-Sponsored Enterprises (“GSEs”) are supported solely by the credit of the agency or GSE itself, or may be given additional support from U.S. Treasury authority to purchase outstanding debt obligations.  GSEs include, among others, Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac; and debt and mortgage-backed securities of these four entities are neither guaranteed nor insured by the U.S. Government.
Furthermore, with respect to U.S. Government securities purchased by the Ultra Short Government Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Fund’s shares.
Mortgage-Backed Securities and Other Asset-Backed Securities
Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments on the mortgages (or loans) in an underlying asset pool.  Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments.  Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders.  Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (which could mean sooner or later than expected), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities in particular and (iii) the credit support may be insufficient to make payment on the securities.
Repurchase Agreements
The Ultra Short Government Fund may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Ultra Short Government Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Ultra Short Government Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities.  For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  The Ultra Short Government Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Ultra Short Government Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.
Commercial Paper
The Ultra Short Government Fund may purchase commercial paper which consists of short-term unsecured promissory notes.  The Ultra Short Government Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s or A-1 (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).
Borrowing
The Ultra Short Government Fund is authorized to borrow money.  Borrowing may be considered to be a form of leverage.  The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Ultra Short Government Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed
33

funds.  The Ultra Short Government Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.
Loans of Portfolio Securities
The Ultra Short Government Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities.  Alternatively, the Ultra Short Government Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Ultra Short Government Fund.
Investment Company Shares
The Ultra Short Government Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act, which invest substantially all of their assets in U.S. government securities.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Ultra Short Government Fund.  To the extent the Ultra Short Government Fund is invested in shares of other investment companies, the Ultra Short Government Fund will incur additional expenses as a result of investing in investment company shares.
Investments in Exchange Traded Funds
The Ultra Short Government Fund may invest in ETFs which invest substantially all of their assets in U.S. government securities.  ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs that are based on an index also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an ETF, the Ultra Short Government Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Ultra Short Government Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Ultra Short Government Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.
Bank Obligations
The Ultra Short Government Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate.  The Ultra Short Government Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.
Illiquid Investments
The Ultra Short Government Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.  An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
The Trust has adopted a liquidity risk management program (“LRMP”) pursuant to which the Funds identify illiquid investments.  Under the LRMP, the Adviser has been designated to administer the LRMP and has delegated certain responsibilities to the Liquidity Risk Management Committee, which is comprised of certain operations, compliance, trading, and portfolio management representatives of the Adviser.  The Adviser preliminarily identifies illiquid investments based on, among other things, the trading characteristics and market depth of a particular investment.
The Adviser classifies all portfolio holdings of the Ultra Short Government Fund at least monthly into one of four liquidity classifications pursuant to the procedure set forth in the LRMP.  The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are highly liquid, moderately liquid, less liquid, and illiquid investments.  In determining these classifications, the
34

Adviser will consider the relevant market, trading, and investment-specific considerations for a particular investment.  Moreover, in making such classification determinations, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Ultra Short Government Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Adviser must take this determination into account when classifying the liquidity of that investment.  In addition, the Adviser may also consider the following factors in its determination: (i) the existence of an active market; (ii) whether it is exchange-traded; (iii) frequency of trades or quotes and average daily trading volume; (iv) volatility of trading prices; (v) bid-ask spreads; (vi) whether the asset has a relatively standardized and simple structure; (vii) the maturity and date of issue (as applicable); and (viii) any restrictions on transfer.
When Issued or Forward Commitment Transactions
The Ultra Short Government Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Ultra Short Government Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Ultra Short Government Fund at the time of entering into the transaction.  When the Ultra Short Government Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade.  This subjects the Ultra Short Government Fund to counterparty credit risk.  To the extent the Ultra Short Government Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.
Fundamental Investment Restrictions
The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Ultra Short Government Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of the Ultra Short Government Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Ultra Short Government Fund’s outstanding shares.
The Ultra Short Government Fund may not:
1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.
2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

CYBERSECURITY RISK
For all the Funds, with the increasing use of the Internet and other information technology in connection with the Funds’ operations, the Funds are subject to significant operational, information security and related risks through cyber security breaches.  A breach in cyber security refers to either an intentional or unintentional event that may cause the Funds to lose proprietary information, suffer data corruption and/or lose operational capacity.  These types of events may cause the Funds to incur regulatory penalties, additional compliance costs associated with corrective measures and/or financial loss.  Cyber security threats may result from unauthorized access to the Funds’ digital information systems, but can also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users).  Cyber security threats may cause disruptions to the Funds’ business operations, potentially resulting in, among other things: interference with a Fund’s ability to calculate its NAV, impediments to trading and the inability of Fund shareholders to transact business.  Because the Funds work closely with third-party service providers, cyber security breaches at such third-party service providers may subject the Funds to the same risks associated with direct cyber security breaches.  The same holds for cyber security breaches at any of the issuers of securities in which the Funds
35

may invest.  While the Funds have established and implemented risk management and information security systems and software designed to reduce the risks associated with cyber security breaches, there can be no assurance that such measures will succeed.
PORTFOLIO TURNOVER
The portfolio turnover rate for all Funds is the ratio of the lesser of annual purchases or sales of securities for the respective Fund to the average monthly value of such securities, excluding all securities for which the maturity or expiration date at the time of the acquisition is one year or less.  A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year.  The turnover rate will not be a limiting factor when Weitz Inc. deems portfolio changes appropriate.  A higher portfolio turnover rate (one in excess of 100% annually) results in correspondingly greater brokerage commissions being paid and other additional transactional expenses which are borne by the respective Fund and can affect the Fund’s investment performance.  Higher portfolio turnover rates may also result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income when shares are held in a taxable account.
The portfolio turnover rates for each of the last two fiscal years for each of the Funds were as follows:
	Fiscal Year Ended March 31,
Fund	2020	2019
Balanced	32%	33%
Core Plus	51	33
Hickory	30	28
Nebraska	7	9
Partners III	32	38
Partners Value	26	38
Short Duration	51	23
Ultra Short	46	148
Value	16	32
MANAGEMENT OF THE FUNDS
Board of Trustees
The Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust, including overseeing the Trust’s Officers, who actively supervise the day to day operations of the Trust.  Each Trustee serves until a successor is elected and qualified or until resignation.  Each Officer is elected annually by the Trustees.
A majority of the Trustees of Weitz Funds are independent Trustees within the meaning of the 1940 Act.  In addition, the Board has elected an independent Trustee to serve as Chair of the Board.  The Trustees exercise all of the rights and responsibilities required by the terms of the Trust’s Declaration of Trust.  The address of all Officers and Trustees is 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.
The following table sets forth certain information with respect to the Officers and Trustees of the Trust:
Interested Trustees*
Wallace R. Weitz (Age: 71)**
Position(s) Held with Trust: President; Portfolio Manager;
  Trustee
Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: President,
  Weitz Funds; Co-Chief Investment Officer (2017 to Present);
  Chief Investment Officer (2015 to 2017); Portfolio Manager, Weitz, Inc.
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: Cable One, Inc., a
  cable television, internet and telephone services company

Thomas R. Pansing (Age: 75)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: Partner,
  Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: none

*Mr. Weitz is a Director and Officer of Weitz Inc., the investment adviser to the Funds, and as such is considered an “interested person” of the Trust, as that term is defined in the 1940 Act (an “Interested Trustee”).  Mr. Pansing performs certain legal services for Weitz Inc. and the Funds and, therefore, is also classified as an “Interested Trustee”.
36

**Mr. Weitz is the father of Andrew S. Weitz who serves as a Vice President of the Trust and who also serves as a Director and Vice President of Weitz Inc.
Independent Trustees
Lorraine Chang (Age: 69)
Position(s) Held with Trust: Trustee; Chair, Board of
  Trustees
Length of Service (Beginning Date): 1997
Principal Occupation(s) During Past 5 Years: Independent
  Management Consultant
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: none

John W. Hancock (Age: 72)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: CPA,
  Hancock & Dana P.C., an accounting firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: none

Roland J. Santoni (Age: 78)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 2004
Principal Occupation(s) During Past 5 Years: Retired
  (April 2018 to present), Director (2010 to April 2018),
  Gary and Mary West Foundation, Partner (2012 to April 2018),
  West Partners, a private equity firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years:  none

Delmer L. Toebben (Age: 90)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1996
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: none

Justin B. Wender (Age: 51)
Position(s) Held with Trust:  Trustee
Length of Service (Beginning Date): 2009
Principal Occupation(s) During Past 5 Years: Managing Partner, Stella Point Capital, LP, a private equity firm
Number of Portfolios Overseen in Fund Complex:  9
Other Directorships During Past 5 Years:  International Money
  Express, Inc., an international money transfer company

Officers

Shar M. Bennett (Age 46)
Position(s) Held with Trust:  Assistant Treasurer
Length of Service (Beginning Date): 2018
Principal Occupation(s) During Past 5 Years:  Assistant
  Treasurer (November 2018 to present), Weitz Funds; Vice
  President, Director of Fund Administration (November 2018 to
  present), Director of Accounting (April 2004 to November
  2018), Weitz, Inc.

James J. Boyne (Age: 54)
Position(s) Held with Trust: Vice President and Treasurer
Length of Service (Beginning Date): 2018
Principal Occupation(s) During Past 5 Years: Vice President
  and Treasurer, Weitz Funds (November 2018 to present);
  President and Treasurer, Weitz, Inc. (November 2018 to
  present); Executive Director, Steamboat Springs Winter
  Sports Club (2013-2018)

37

Thomas D. Carney (Age: 56)
Position(s) Held with Trust:  Vice President
Length of Service (Beginning Date): 2015
Principal Occupation(s) During Past 5 Years: Vice
  President, Weitz Funds; Portfolio
  Manager, Weitz, Inc.

John R. Detisch (Age: 55)
Position(s) Held with Trust:  Vice President, General Counsel, Secretary and Chief Compliance Officer
Length of Service (Beginning Date):  2011
Principal Occupation(s) During Past 5 Years:  Vice President, General Counsel and Chief Compliance Officer, Weitz Funds; Vice President, General Counsel, Secretary and Chief Compliance Officer, Weitz, Inc.

Martha J. Gilchrist (Age 57)
Position(s) Held with Trust:  Vice President
Length of Service (Beginning Date): 2018
Principal Occupation(s) During Past 5 Years:  Vice President,
  Weitz Funds (November 2018 to present), Vice President (2015 to present), Director of Finance (November 2018 to present),
  Director of Operations (April 2004 to November 2018),
  Weitz, Inc.

Bradley P. Hinton (Age: 52)
Position(s) Held with the Trust: Vice President
Length of Service (Beginning Date): 2006
Principal Occupation(s) During Past 5 Years: Vice President,
  Weitz Funds; Co-Chief Investment Officer (2017 to
  present), Director of Research (2004-2017), Vice President and Portfolio Manager, Weitz, Inc.

Andrew S. Weitz (Age: 40)*
Position(s) Held with Trust:  Vice President
Length of Service (Beginning Date): 2018
Principal Occupation(s) During Past 5 Years: Vice
  President, Weitz Funds (2018 to present); Vice President and
  Director of Equity Research (2017 to 2020), Portfolio
  Manager, Weitz, Inc.

*Mr. Weitz is the son of Wallace R. Weitz who serves as a Trustee and President of the Trust and who also serves as Chairman of Weitz Inc.
Compensation Table
The table below includes certain information with respect to compensation of the Trustees of the Trust then in office for the fiscal year ended March 31, 2020.  Compensation of the Officers of the Trust is paid by Weitz Inc.
Name of Trustee	Aggregate Compensation From Weitz Funds	Total Compensation From Fund Complex
Lorraine Chang*	$92,000	$92,000
John W. Hancock	75,000	75,000
Thomas R. Pansing	75,000	75,000
Roland J. Santoni	75,000	75,000
Delmer L. Toebben	75,000	75,000
Wallace R. Weitz**	N/A	N/A
Justin B. Wender	75,000	75,000
* Ms. Chang receives additional annual compensation in connection with her service as Chair of the Board.
** As a Trustee who is also an Officer of the investment adviser to the Funds, Mr. Weitz receives no compensation for his services as a Trustee.
Ownership of Fund Shares by Trustees
The following table provides the range of ownership by the Trustees of shares of Weitz Funds as of December 31, 2019.
Interested Trustees
Name of Trustee	Dollar Range of Securities in Weitz Funds	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Wallace R. Weitz
Balanced Fund:                Over $100,000
Core Plus Fund:                     Over $100,000
Hickory Fund:                  Over $100,000
Nebraska Fund:                Over $100,000
Partners III Fund:              Over $100,000
Partners Value Fund:          Over $100,000
Short Duration Fund:         Over $100,000
Ultra Short Government:     Over $100,000
Value Fund:                     Over $100,000
Over $100,000

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Thomas R. Pansing	Hickory Fund: Over $100,000 Nebraska Fund: Over $100,000 Partners III Fund: Over $100,000 Short Duration Fund: Over $100,000 Ultra Short Government: Over $100,000 Value Fund: Over $100,000	Over $100,000
Independent Trustees
Name of Trustee	Dollar Range of Securities in Weitz Funds	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Lorraine Chang	Balanced Fund: Over $100,000 Partners Value Fund: Over $100,000	Over $100,000
John W. Hancock	Balanced Fund: Over $100,000 Hickory Fund: Over $100,000 Partners III Fund: Over $100,000 Partners Value Fund: Over $100,000 Ultra Short Government: $1-$10,000 Value Fund: Over $100,000	Over $100,000
Roland J. Santoni	Balanced Fund: Over $100,000 Core Plus Fund: $50,001-$100,000 Partners III Fund: Over $100,000	Over $100,000
Delmer L. Toebben	Balanced Fund: Over $100,000	Over $100,000
Justin B. Wender	Partners III Fund: Over $100,000 Ultra Short Government: Over $100,000	Over $100,000
Other Information Concerning the Board of Trustees
Board Leadership Structure
Lorraine Chang, who is an Independent Trustee, serves as the Chair of the Board and, in this role, oversees the functioning of the Board’s activities and acts as a liaison between the Board, management and legal counsel to the Funds.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust and By-Laws, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board.  The Board has designated a number of standing committees, as further discussed below, each of which has a Chair.  The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time.
The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.  In making its determination regarding the appropriateness of its leadership structure, the Board considered the size of the Board, the number of Funds in the Trust and the level of assets in the Funds, the investment strategies utilized by the Adviser with respect to each of the Funds, the background, skills and experience of each of the Board members and the mutual fund governance standards applicable to registered investment companies such as the Trust.
Trustee Qualifications
There are no specific required qualifications for Board membership.  The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills.  In addition to the table below, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.
Lorraine Chang – As a management consultant, Ms. Chang has experience with business, financial and regulatory matters.  She also has had long-standing service as a Trustee of the Board and currently serves as Chair of the Board.
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John W. Hancock – As a certified public accountant with extensive experience in the accounting industry, Mr. Hancock has experience and background in the auditing of operating companies and in business, financial and regulatory matters.  Mr. Hancock has also been designated as the Board’s financial expert on its Audit Committee, of which he is the Chair.
Thomas Pansing – A practicing attorney, Mr. Pansing has experience with business, financial and regulatory matters.  He also has had long-standing service as a Trustee of the Board.
Roland J.  Santoni – A retired professor of law, Mr. Santoni has experience with business, financial and regulatory matters.  He also has had long-standing service as a Trustee of the Board.
Delmer L. Toebben - A retired business executive, Mr. Toebben has experience with business, financial and regulatory matters.  He also has had long-standing service as a Trustee of the Board.
Justin B. Wender – As an executive in the private equity field, Mr. Wender has experience with business, financial and regulatory matters.  Mr. Wender also has experience serving as a board member on various public and privately-held firms.
Wallace R. Weitz – Through his positions as founder, director, Co-Chief Investment Officer and portfolio manager with Weitz Inc., the investment adviser to the Funds, Mr. Weitz has extensive experience and background in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board.  He also has had long-standing service as a Trustee of the Board.
Board Oversight of Risk Management
The Funds are subject to various risks including, among others, investment, financial, compliance, valuation and operational risks.  Day-to-day risk management functions are included within the responsibilities of the Adviser and other service providers who carry out the Funds’ investment management and business affairs.  The Adviser and other service providers each have their own, independent interest in risk management, and their policies and procedures for carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
The Board has not established a standing risk oversight committee.  Instead, in fulfilling its risk oversight responsibilities, the Board regularly solicits and/or receives reports from the Adviser, the Funds’ Chief Compliance Officer (“CCO”) and from legal counsel.  The Board has designated the CCO to oversee the risk management processes, procedures and controls for the Trust.  In this role, the CCO reports directly to the Board’s Independent Trustees and provides quarterly reports to the Board, in addition to an annual report to the Board in accordance with the Funds’ compliance policies and procedures and applicable regulatory requirements.  The CCO also regularly provides the Board with updates on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk.  In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider arrangements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role in response to various relevant factors.
Board Committees
The Board has established an Audit Committee, a Corporate Governance Committee and a Valuation Committee, all of which are composed solely of all of the independent Trustees of the Trust.  The Audit Committee reviews the audit plan and results of audits, pre-approves certain fees and generally monitors the performance of the Funds’ independent certified public accountants.  During the fiscal year ended March 31, 2020, the Audit Committee met two times.
The Corporate Governance Committee performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees, making nominations for independent trustee membership on the Board of Trustees and evaluating candidates’ qualifications for Board membership and their independence from Weitz Inc.  The Committee will consider nominees recommended by shareholders of the Funds.  Any such recommendations must be submitted in writing to Weitz Funds, 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124, Attention:  John Detisch, Secretary.  During the fiscal year ended March 31, 2020, the Corporate Governance Committee met two times.
The Valuation Committee oversees the Funds’ procedures on valuation of portfolio securities.  During the fiscal year ended March 31, 2020, the Valuation Committee met four times.
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Proxy Voting Policy
The Trust has delegated proxy voting decisions on securities held in the Trust’s portfolios to Weitz Inc.  Weitz Inc. has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) which provide that proxies on securities will be voted for the exclusive benefit, and in the best economic interest of, the Trust’s shareholders, as determined by the Adviser in good faith, subject to any restrictions or directions of the Trust.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the Adviser’s fiduciary duties under the federal and state law to act in the best interest of its clients.  The Board of Trustees of the Trust has approved the Proxy Voting Policies.
On certain routine proposals (such as those which do not change the structures, bylaws or operations of a company), Weitz Inc. will generally vote in the manner recommended by management.  Non-routine proposals (such as those affecting corporate governance, compensation and other corporate events) and shareholder proposals will generally be reviewed on a case-by-case basis.  An investment analyst/portfolio manager will review each such proposal and decide how the proxy will be voted.  With respect to all non-routine proposals and shareholder proposals, if a decision is made to consider voting in a manner other than that recommended by management, the analyst/portfolio manager will make a recommendation to Weitz Inc.’s director of equity research, who in turn may solicit input from other Weitz Inc. investment analysts and portfolio managers, and from Weitz Inc.’s CCO, before the director of equity research makes the final determination as to how to vote the proxy in the best economic interests of the client.
In certain circumstances where, for example, restrictions on ownership of a particular security beyond Weitz Inc.’s control make it impossible for Weitz Inc. to acquire as large a position in that security as Weitz Inc. determines is in the best interests of its clients, Weitz Inc. may, from time to time, enter into a voting agreement with an issuer of securities held in the account of a client which provides that the issuer will vote certain of the issuer’s proxies.  Weitz Inc. will enter into such agreements only when it determines that it is in the best interests of the client to do so.  Any such agreement will provide that any shares subject to the agreement be voted by the issuer in a manner that mirrors the votes cast on such matter by all other shareholders.
If Weitz Inc. determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Trust, Weitz Inc. will disclose such conflict of interest to the Corporate Governance Committee of the Board of Trustees and do one of the following (i) obtain the consent of such committee before voting the proxy; (ii) delegate the responsibility for voting the particular proxy to such committee; (iii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; or (iv) abstain from voting the proxy.  Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year is available: (1) on the Funds’ website, weitzinvestments.com and (2) on the SEC’s website, sec.gov.
Portfolio Management
Portfolio Managers
For the Balanced Fund, the Portfolio Manager is Bradley P. Hinton.  For the Core Plus Fund, the Co‑Portfolio Managers are Thomas D. Carney and Nolan P. Anderson.  For the Hickory Fund, the Co-Portfolio Managers are Wallace R. Weitz and Andrew S. Weitz.  For the Nebraska Fund, the Portfolio Manager is Thomas D. Carney.  For the Partners III Fund, the Co-Portfolio Managers are Wallace R. Weitz and Andrew S. Weitz.  For the Partners Value Fund, the Co-Portfolio Managers are Wallace R. Weitz, Bradley P. Hinton and Andrew S. Weitz.  For the Short Duration Fund, the Co‑Portfolio Managers are Thomas D. Carney and Nolan P. Anderson.  For the Ultra Short Government Fund, the Co-Portfolio Managers are Thomas D. Carney and Nolan P. Anderson.  For the Value Fund, the Portfolio Manager is Bradley P. Hinton.
The following table lists the number and types of other accounts managed by each individual portfolio manager and assets under management in those accounts as of March 31, 2020.
Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Wallace R. Weitz	0	N/A	0	N/A	2*	$ 13.6*	$13.6*
Nolan P. Anderson	0	N/A	0	N/A	0	N/A	N/A
Thomas D. Carney	0	N/A	0	N/A	4*	10.1*	10.1*
Bradley P. Hinton	0	N/A	0	N/A	3*	13.6*	13.6*
Andrew S. Weitz	0	N/A	0	N/A	0	N/A	N/A
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*Of the listed “other accounts,” (i) Mr. Weitz and Mr. Hinton are co-managers of two; (ii) Mr. Weitz, Mr. Hinton and Mr. Carney are co-managers of one and (iii) Mr. Hinton and Mr. Carney are co-managers of one.
Portfolio Manager Conflicts of Interest
As indicated in the table above, portfolio managers at Weitz Inc. may manage accounts for multiple clients.  In addition, portfolio managers may manage other types of pooled accounts (such as a private investment fund) and/or separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers at Weitz Inc. make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although Weitz Inc. does not track the time a portfolio manager spends on a single portfolio, it does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible.  Weitz Inc. seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines.  Most accounts within a particular investment discipline are managed using the same investment model.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Weitz Inc. may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account.  Accordingly, the performance of each account managed by a portfolio manager will vary.
To the extent that trade orders are aggregated, conflicts may arise when aggregating and/or allocating aggregated trades.  Weitz Inc. may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary.  When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.
Weitz Inc. has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  Weitz Inc. monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with Weitz Inc.’s Code of Ethics.
Trustees of the Trust and Portfolio Managers at Weitz, Inc. may serve as directors of publicly traded companies and/or privately held entities.  In such a scenario, Weitz, Inc. may require a Fund to forego the opportunity to invest in such company or other entity and thus to forego any potential benefit from investing in the company or other entity.
Portfolio Manager Compensation
Portfolio manager compensation is comprised of fixed salary and bonus.  Compensation is not linked to any specific factors, such as a Fund’s performance, asset level or cash flows, but is based upon evaluation of an individual’s overall contribution to the research and portfolio management processes.  Although amounts available for portfolio manager bonuses may be affected by the profits of Weitz Inc., bonuses are generally based upon a subjective evaluation of the individual’s overall contribution to the success of Weitz Inc.  In addition, all of the portfolio managers are shareholders of Weitz Inc. and therefore, derive a portion of their compensation from their respective share of the firm’s profits.
Portfolio Manager Fund Ownership
The dollar range of equity securities beneficially owned by the Funds’ portfolio managers in the Fund(s) they manage as of March 31, 2020 is as follows:
Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Wallace R. Weitz	Hickory Fund Partners III Fund Partners Value Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000
Nolan P. Anderson	Core Plus Fund Short Duration Fund Ultra Short Government Fund	$100,001 - $500,000 $10,001 - $50,000 $0
Thomas D. Carney	Core Plus Fund Nebraska Fund Short Duration Fund Ultra Short Government Fund	$500,001 - $1,000,000 $100,001 - $500,000 $100,001 - $500,000 $0

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Bradley P. Hinton	Balanced Fund Partners Value Fund Value Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000
Andrew S. Weitz	Hickory Fund Partners III Fund Partners Value Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000
Disclosure of Fund Portfolio Holdings
The Board of Trustees has adopted policies and procedures concerning the public and nonpublic disclosure of the Funds’ portfolio securities.  In order to protect the confidentiality of the Funds’ portfolio holdings, nonpublic information regarding those holdings may not, as a general matter, be disclosed except: (a) to service providers that require such information in the course of performing their duties (such as the Funds’ investment adviser, etc) and that are subject to a duty of confidentiality and (b) to entities that have a legitimate business purpose in receiving such information, such as mutual fund evaluation services as well as due diligence departments of financial services firms including broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes of such funds, provided that such entities have entered into a confidentiality agreement with the Funds.  The Funds make certain portfolio holdings information publicly available on its website, weitzinvestments.com on a quarterly basis.  The Funds also make certain portfolio holdings information publicly available through Form N-CSR and Form N-PORT filings made with the SEC.  As may be permitted by the Trust’s policies and procedures, the Funds’ portfolio managers may also make additional public disclosures of portfolio holdings information from time to time.

Whenever portfolio holdings disclosure made pursuant to the Funds’ procedures involves a conflict of interest between the Funds’ shareholders and the Adviser or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Trust’s Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.  Neither the Fund nor the Adviser may enter into any arrangement providing for the disclosure of nonpublic portfolio holding information for the receipt of compensation or benefit of any kind.
Any exceptions to the Trust’s policies and procedures regarding disclosure of portfolio holdings information may only be made with the consent of the Trust’s CCO upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.  Any amendments to these policies and procedures must be approved and adopted by the Trust’s Board of Trustees.
All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (a) the Funds’ non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (b) the recipient of the non-public portfolio holdings information (i) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (ii) will implement appropriate monitoring procedures; and (c) upon written request from Weitz Inc. or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information.  In lieu of the separate confidentiality agreement described above, the Funds may rely on the confidentiality provisions of existing agreements provided that the Trust’s CCO has determined that such provisions adequately protect the Funds against disclosure or misuse of non-public holdings information.
PRINCIPAL HOLDERS OF SECURITIES
As of July 1, 2020 the Officers and Trustees of the Trust collectively owned the amounts of each Fund (and Class of Fund) set forth below.  Also as of that date, the following persons owned 5% or more of a Fund (and Class of Fund).
Balanced Fund—Institutional Class   The Officers and Trustees of the Trust collectively owned 3,960,758 shares or 55.8% of the Balanced Fund’s outstanding Institutional Class shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	3,466,379	48.9%*
Nebraska Children and Families Foundation 215 Centennial Mall South, Suite 200 Lincoln, NE 68508-1813	1,287,659	18.1%

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Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	567,942	8.0%
Customers of Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1100	472,671	6.7%
Balanced Fund—Investor Class   The Officers and Trustees of the Trust collectively owned 52,175 shares or 1.4% of the Balanced Fund’s outstanding Investor Class shares.
Name and Address	Shares	Percent Owned
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	661,942	17.6%
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	455,254	12.1%
Customers of TD Ameritrade, Inc. PO Box 2226 Omaha, NE 68103-2226	382,181	10.2%
Core Plus Fund—Institutional Class   The Officers and Trustees of the Trust collectively owned 4,856,161 shares or 63.7% of the Core Plus Fund’s outstanding Institutional Class shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	4,538,177	59.5% *
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	1,956,514	25.7% *
Core Plus Fund—Investor Class   The Officers and Trustees of the Trust collectively owned 411,441 shares or 14.6% of the Core Plus Fund’s outstanding Investor Class shares.
Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	1,169,505	41.4% *
Customers of TD Ameritrade, Inc. PO Box 2226 Omaha, NE 68103-2226	824,563	29.2% *
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	410,419	14.5%
Hickory Fund   The Officers and Trustees of the Trust collectively owned 973,424 shares or 24.8% of the Hickory Fund’s outstanding shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	915,140	23.4%
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	353,645	9.0%
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Nebraska Fund   The Officers and Trustees of the Trust collectively owned 1,862,667 shares or 57.8% of the Nebraska Fund’s outstanding shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	1,830,754	56.8% *
Partners III Fund—Institutional Class   The Officers and Trustees of the Trust collectively owned 16,151,807 shares or 45.2% of the Partners III Fund’s outstanding Institutional Class shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	15,626,331	43.7% *
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	2,893,232	8.1%
Customers of Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103-2523	2,888,276	8.1%
Partners III Fund—Investor Class   The Officers and Trustees of the Trust collectively owned 12,995 shares or 0.9% of the Partners III Fund’s outstanding Investor Class shares.
Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	757,083	51.6% *
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	279,293	19.1%
Customers of TD Ameritrade, Inc. PO Box 2226 Omaha, NE 68103-2226	112,291	7.7%
Partners Value Fund—Institutional Class   The Officers and Trustees of the Trust collectively owned 1,431,167 shares or 16.5% of the Partners Value Fund’s outstanding Institutional Class shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	974,861	11.3%
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	745,008	8.6%
Barbara E. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	477,708	5.5%
Partners Value Fund—Investor Class   The Officers and Trustees of the Trust did not own any shares of the Partners Value Fund’s outstanding Investor Class shares.
Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	1,763,855	23.3%

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Name and Address	Shares	Percent Owned
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	1,642,001	21.7%
Short Duration Fund—Institutional Class   The Officers and Trustees of the Trust collectively owned 99,759 shares or 0.2% of the Short Duration Fund’s outstanding Institutional Class shares.
Name and Address	Class Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	31,259,435	55.7% *
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	12,974,992	23.1%
Customers of TD Ameritrade, Inc. PO Box 2226 Omaha, NE 68103-2226	2,865,112	5.1%
Short Duration Fund—Investor Class   The Officers and Trustees of the Trust did not own any shares of the Short Duration Fund’s outstanding Investor Class shares.
Name and Address	Class Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	2,511,836	55.5% *
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	1,258,504	27.8% *
Customers of TD Ameritrade, Inc. PO Box 2226 Omaha, NE 68103-2226	280,538	6.2%
Ultra Short Government Fund —Institutional Class   The Officers and Trustees of the Trust collectively owned 2,740,235 shares or 32.2% of the Ultra Short Government Fund’s outstanding Institutional Class shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	2,522,146	29.6% *
The Sherwood Foundation 808 Conagra Drive, Suite 200 Omaha, NE 68102-5025	2,351,583	27.6% *
Value Fund—Institutional Class   The Officers and Trustees of the Trust collectively owned 988,934 shares or 17.9% of the Value Fund’s outstanding Institutional Class shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	828,149	15.0%
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	529,968	9.6%
Ted E. Hoff 18 Norwood Court Council Bluffs, IA 51503-8434	380,734	6.9%
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Value Fund—Investor Class   The Officers and Trustees of the Trust did not own any shares of the Value Fund’s outstanding Investor Class shares.
Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	2,285,224	19.5%
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	1,739,092	14.8%
* A party holding in excess of 25% of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for their consideration and approval.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Weitz Inc., a Nebraska corporation whose stock is owned primarily by Wallace R. Weitz, is the investment adviser for each of the Funds.
The Balanced Fund pays Weitz Inc., on a monthly basis, an annual advisory fee equal to 0.60% of the Balanced Fund’s average daily net assets.
The Core Plus Fund pays Weitz Inc., on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.
The Hickory Fund pays Weitz Inc., on a monthly basis, an annual advisory fee pursuant to the following schedule:
Average Daily Net Asset Break Points
Greater Than	Less Than or Equal To	Rate
$ 0	$5,000,000,000	0.85%
5,000,000,000		0.80%
The Nebraska Fund pays Weitz Inc., on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.
The Partners III Fund pays Weitz Inc., on a monthly basis, an annual advisory fee pursuant to the following schedule:
Average Daily Net Asset Break Points
Greater Than	Less Than or Equal To	Rate
$ 0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%
The Partners Value Fund pays Weitz Inc., on a monthly basis, an annual advisory fee pursuant to the following break-point schedule:
Average Daily Net Asset Break Points
Greater Than	Less Than or Equal To	Rate
$ 0	$5,000,000,000	0.75%
5,000,000,000		0.70%
The Short Duration Fund pays Weitz Inc., on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.
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The Ultra Short Government Fund pays Weitz Inc., on a monthly basis, an annual advisory fee equal to 0.30% of the Ultra Short Government Fund’s average daily net assets.
The Value Fund pays Weitz Inc., on a monthly basis, an annual advisory fee pursuant to the following break-point schedule:
Average Daily Net Asset Break Points
Greater Than	Less Than or Equal To	Rate
$ 0	$5,000,000,000	0.75%
5,000,000,000		0.70%
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Balanced Fund or to pay directly a portion of the Balanced Fund’s expenses to the extent that the Balanced Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.70% and 0.85% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Core Plus Fund or to pay directly a portion of the Core Plus Fund’s expenses to the extent that the Core Plus Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.40% and 0.50% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Hickory Fund or to pay directly a portion of the Hickory Fund’s expenses to the extent that the Hickory Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 1.09% of the Hickory Fund’s annual average daily net assets.
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Nebraska Fund or to pay directly a portion of the Nebraska Fund’s expenses to the extent that the Nebraska Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.45% of the Nebraska Fund’s annual average daily net assets.
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Partners Value Fund or to pay directly a portion of the Partners Value Fund’s expenses to the extent that the Partners Value Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.89% and 1.09% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Short Duration Fund or to pay directly a portion of the Short Duration Fund’s expenses to the extent that the Short Duration Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.48% and 0.55% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Ultra Short Government Fund or to pay directly a portion of the Ultra Short Government Fund’s expenses to the extent that the Ultra Short Government Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.20% of the Ultra Short Government Fund’s annual average daily net assets.
Through July 31, 2021, Weitz Inc. has agreed in writing to reimburse the Value Fund or to pay directly a portion of the Value Fund’s expenses to the extent that the Value Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.89% and 1.09% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
The total investment advisory fees paid for each of the last three fiscal years were as follows:
	Fiscal Year Ended March 31,
Fund	2020	2019	2018
Balanced	$877,551	$811,118	$890,815
Core Plus	409,849	212,287	153,243
Hickory	2,285,697	2,238,099	2,668,175
Nebraska	129,947	205,782	244,412
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Partners III	6,663,445	6,263,026	6,840,012
Partners Value(a)	5,268,699	5,545,849	6,395,698
Short Duration	3,354,248	3,976,061	4,778,001
Ultra Short Government(b)	224,322	318,923	301,141
Value(c)	7,301,830	6,934,390	7,368,963

(a) After the investment adviser waived fees, the Partners Value Fund paid advisory fees of $5,261,083, $5,545,849 and $6,395,698 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
(b) After the investment adviser waived fees, the Ultra Short Government Fund paid advisory fees of $0, $0 and $0 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
(c) After the investment adviser waived fees, the Value Fund paid advisory fees of $7,295,640, $6,934,390 and $7,368,963 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.

Weitz Inc. is responsible for selecting the securities for each Fund.  In addition, Weitz Inc. also provides certain management and other personnel to the Funds.  Weitz Inc. also pays any sales or promotional costs incurred in connection with the sale of the Funds’ shares.
The Trust pays all expenses of operations not specifically assumed by Weitz Inc.  Such costs include, without limitation: costs and expenses related to custodial, administrative, transfer agent and sub-transfer agent services; fees of legal counsel and independent public accountants; compensation of trustees (other than those who are also officers of Weitz Inc.); expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokerage commissions; taxes; interest; payment of premiums for certain insurance carried by the Trust; and expenses of complying with federal, state and other laws.  Such expenses will be charged to the Fund for which such items were incurred, but if such items are not directly related to a Fund, they will be allocated among the Funds based upon the relative net assets of the Fund.  In addition, each Fund pays all expenses directly attributable to it.
The investment advisory agreements provide that neither Weitz Inc. nor any of its officers or trustees, agents or employees will have any liability to the Trust or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as investment adviser under the agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by the investment adviser of its obligations under the agreements.  The federal and state securities laws and other laws may impose liability under certain circumstances on persons who act in good faith.  Nothing in the investment advisory agreements waives or limits any rights under such laws.  Weitz Inc. has contractually retained all rights to use the name “Weitz” by the Funds and the Trust.  If the Funds were to contract with another investment adviser, the Funds could be required to change their names.
Administrator
Weitz Inc. also provides administrative services, including transfer agent services and accounting services, to each Fund pursuant to Administration Agreements, which provide that the Funds will pay Weitz Inc. a monthly fee (as set forth below), plus third party expenses directly related to providing such services.  Services provided under the Administration Agreements include, without limitation, customary services related to recordkeeping, compliance, registration, transfer agent and dividend disbursing.  Weitz Inc. has contracted with DST Asset Manager Solutions, Inc. to serve as sub‑transfer agent for the Funds.  Weitz Inc. has also contracted with State Street Bank and Trust Company to perform certain accounting services for the Funds.
For the Institutional Class of the Balanced, Core Plus, Partners III, Partners Value, Short Duration, Ultra Short Government and Value Funds, the relevant Administration Agreement provides that each such Fund pays to Weitz Inc., on a monthly basis, an annual fee based upon the class’ average daily net assets:
Greater Than	Less Than or Equal To	Rate	Minimum
$ 0	$ 25,000,000	0.24%	$25,000
25,000,000	125,000,000	0.09%
125,000,000		0.04%
For the Investor Class of the Balanced, Core Plus, Partners III, Partners Value, Short Duration and Value Funds, the relevant Administration Agreement provides that each such Fund pays to Weitz Inc., on a monthly basis, an annual fee based upon the class’ average daily net assets:
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Greater Than	Less Than or Equal To	Rate	Minimum
$ 0	$ 25,000,000	0.24%	$25,000
25,000,000	125,000,000	0.09%
125,000,000		0.04%
For the Hickory and Nebraska Funds, the relevant Administration Agreement provides that such Fund pays to Weitz Inc., on a monthly basis, a fee that is the sum of the following: (1) an annual fee based upon the Fund’s average daily net assets:
Greater Than	Less Than or Equal To	Rate	Minimum
$ 0	$ 25,000,000	0.24%	$25,000
25,000,000	100,000,000	0.14%
100,000,000	300,000,000	0.09%
300,000,000		0.04%
plus (2) an annual fee, paid monthly, equal to 0.10% of the average monthly net assets of the Fund’s shares held through a financial intermediary that receives compensation from Weitz Inc. in the form of either asset-based fees, account-based fees, or other similar remuneration.
The total administrative fees paid to the administrator for each of the last three fiscal years were as follows:
	Fiscal Year Ended March 31,
Fund	2020	2019	2018
Balanced —Institutional Class(a)	$115,582	N/A	N/A
Balanced —Investor Class(b)	80,925	$197,278	$194,936
Core Plus —Institutional Class(c)	106,390	76,595	65,480
Core Plus —Investor Class(d)	59,734	25,000	25,000
Hickory(e)	337,838	317,879	373,600
Nebraska(f)	73,341	101,065	116,669
Partners III —Institutional Class	357,561	342,017	362,757
Partners III —Investor Class	53,863	51,027	61,891
Partners Value —Institutional Class(g)	229,636	229,163	229,903
Partners Value —Investor Class	204,528	217,319	254,350
Short Duration —Institutional Class	407,308	459,099	535,613
Short Duration —Investor Class	100,762	124,141	132,421
Ultra Short Government —Institutional Class(h)	104,797	133,177	127,842
Value —Institutional Class(i)	199,687	187,034	181,614
Value —Investor Class	324,839	321,161	345,895

(a) Institutional Class shares of the Balanced Fund were initially offered for sale on March 29, 2019.  After Weitz Inc. waived fees (see Investment Adviser), the Balanced Fund—Institutional Class paid administrative fees of $0 for the fiscal year ended March 31, 2020.
(b) After Weitz Inc. waived fees (see Investment Adviser), the Balanced Fund—Investor Class paid administrative fees of $35,049, $78,612 and $135,187 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
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(c) After Weitz Inc. waived fees (see Investment Adviser), the Core Plus Fund—Institutional Class paid administrative fees of $0, $0 and $0 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
(d) After Weitz Inc. waived fees (see Investment Adviser), the Core Plus Fund—Investor Class paid administrative fees of $6,968, $0 and $0 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
(e) After Weitz Inc. waived fees (see Investment Adviser), the Hickory Fund paid administrative fees of $269,179 for the fiscal year ended March 31, 2020.
(f) After Weitz Inc. waived fees (see Investment Adviser), the Nebraska Fund paid administrative fees of $55,488 for the fiscal year ended March 31, 2020.
(g) After Weitz Inc. waived fees (see Investment Adviser), the Partners Value Fund—Institutional Class paid administrative fees of $4,242, $51,626 and $66,200 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
(h) After Weitz Inc. waived fees (see Investment Adviser), the Ultra Short Government Fund paid administrative fees of $0, $44,475 and $33,428 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
(i) After Weitz Inc. waived fees (see Investment Adviser), the Value Fund—Institutional Class paid administrative fees of $0, $18,833 and $23,655 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
Distributor; Distribution and Administrative Servicing Fees
Weitz Securities, Inc., a Nebraska corporation (the “Distributor”) wholly owned by Wallace R. Weitz, distributes the shares of the Funds on a continuous basis for all the Funds.  For all of the Funds, the Distributor provides distribution services without compensation deducted from the net assets of the Funds.
None of the Funds impose sale charges nor make any 12b‑1 payments to financial intermediaries, but the Balanced, Core Plus, Partners III, Partners Value, Short Duration, Ultra Short Government and Value Funds have adopted administrative services plans (the “Plans”) under which the Investor Class and Institutional Class shares of such Funds may each pay administrative servicing fees to the Adviser and to financial institutions which may include banks, broker-dealers, trust companies and other similar types of financial intermediaries (collectively, “Service Organizations”), for providing various administrative services to shareholders serviced by the financial institution.  The services provided under the Plans may include, but are not limited to: (i) providing or arranging for the provision of transfer agency services or sub-transfer agency services to shareholders and assisting in establishing and maintaining shareholder accounts and records; (ii) aggregating and processing purchase and redemption orders; (iii) providing shareholders with statements showing their positions in these Funds; (iv) processing dividend payments; (v) providing or arranging for the provision of sub-accounting services in connection with shares of these Funds; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to shareholders; (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of these Funds; (viii) answering customer inquiries of a general nature regarding these Funds; (ix) assisting customers in changing account options, account designations, and account addresses; (x) crediting distributions from these Funds to shareholder accounts; and (xi) providing such other non-distribution related administrative services as may be reasonably requested and which are deemed necessary and beneficial to shareholders.
With respect to the Institutional Class shares, the fees payable under the Plan are the sum of:

(1) An annual fee, paid monthly, equal to:  0.01% of the sum of, for all such Funds, the daily average net assets of each Fund’s Institutional Class accounts maintained on the transfer agent system for the Funds; and

(2) A monthly reimbursement payable to the Adviser for the amount of administrative servicing related fees paid by the Adviser to Service Organizations that have provided administrative services of the type described above to Institutional Class shareholders, subject to a limit of:  0.10% of the sum of, for all such Funds, each Fund’s average net assets of Institutional Class shares held through such Service Organizations;

Provided, however, that for each Fund, the minimum annual fee payable under the Plan for Institutional Class Shares shall be $10,000.
With respect to the Investor Class shares, the fees payable under the Plan are the sum of:

(1) An annual fee, paid monthly, equal to: (a) $25 for each open Investor Class account maintained on the transfer agent system for the Funds plus (b) 0.04% of the sum of, for all such Funds, each Fund’s daily average net assets of such Investor Class accounts; and

(2) A monthly reimbursement payable to the Adviser for the amount of administrative servicing related fees paid by the Adviser to Service Organizations that have provided administrative services of the type described above to Investor Class

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shareholders, subject to a limit of: 0.25% of the sum of, for all such Funds, each Fund’s average net assets of Investor Class shares held through such Service Organizations;
Provided, however, that for each Fund, the minimum annual fee payable under the Plan for Investor Class Shares shall be $10,000.
The total fees paid by the Funds under the Plans for each of the last three fiscal years were as follows:
Fiscal Year Ended March 31,
Fund	2020	2019	2018
Balanced —Institutional Class(a)	$10,000	N/A	N/A
Balanced —Investor Class(b)	76,260	N/A	N/A
Core Plus —Institutional Class(c)	33,869	$21,199	$18,685
Core Plus —Investor Class(d)	63,997	15,694	10,135
Partners III —Institutional Class	218,105	203,489	250,140
Partners III —Investor Class	62,522	57,142	67,349
Partners Value —Institutional Class(e)	90,469	84,961	85,410
Partners Value —Investor Class(f)	541,838	605,369	786,196
Short Duration —Institutional Class(g)	792,507	930,095	1,131,047
Short Duration —Investor Class(h)	197,868	270,703	299,161
Ultra Short Government —Institutional Class (i)	10,000	10,631	10,038
Value —Institutional Class(j)	48,122	37,908	36,699
Value —Investor Class(k)	1,016,684	993,786	1,089,035

(a) Institutional Class shares were initially offered for sale on March 29, 2019.  After Weitz Inc. waived fees (see Investment Adviser), the Balanced Fund—Institutional Class paid administrative servicing fees of $0 for the fiscal year ended March 31, 2020.
(b) After Weitz Inc. waived fees (see Investment Adviser), the Balanced Fund—Investor Class paid administrative servicing fees of $0 for the fiscal year ended March 31, 2020.
(c) After Weitz Inc. waived fees (see Investment Adviser), the Core Plus Fund—Institutional Class paid administrative servicing fees of $0, $0 and $0 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
(d) After Weitz Inc. waived fees (see Investment Adviser), the Core Plus Fund—Investor Class paid administrative servicing fees of $0, $0 and $0 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
(e) After Weitz Inc. waived fees (see Investment Adviser), the Partners Value Fund—Institutional Class paid administrative servicing fees of $0, $0 and $0 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively .
(f) After Weitz Inc. waived fees (see Investment Adviser), the Partners Value Fund—Investor Class paid administrative servicing fees of $455,819 for the fiscal year ended March 31, 2020.
(g) After Weitz Inc. waived fees (see Investment Adviser), the Short Duration Fund—Institutional Class paid administrative servicing fees of $89,198, $128,653 and $192,138 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
(h) After Weitz Inc. waived fees (see Investment Adviser), the Short Duration Fund—Investor Class paid administrative servicing fees of $29,574, $93,715 and $119,193 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
(i) After Weitz Inc. waived fees (see Investment Adviser), the Ultra Short Government Fund paid administrative servicing fees of $0, $0 and $0 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
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(j) After Weitz Inc. waived fees (see Investment Adviser), the Value Fund—Institutional Class paid administrative servicing fees of $0, $0 and $0 for the fiscal years ended March 31, 2020, 2019 and 2018, respectively.
(k) After Weitz Inc. waived fees (see Investment Adviser), the Value Fund—Investor Class paid administrative servicing fees of $893,361 for the fiscal year ended March 31, 2020.
Securities Lending Activities
The Funds did not engage in any securities lending during the fiscal year ended March 31, 2020.
Sub-Transfer Agent
Weitz Inc. has contracted with DST Asset Manager Solutions, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 to serve as a sub-transfer agent for the Funds.
Custodian and Sub-Administrator
State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, is the custodian for Weitz Funds.  The custodian has custody of all securities and cash of each of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties as directed by officers of the Trust.  State Street Bank and Trust Company also serves as sub-administrator for the Funds and provides certain fund accounting and administrative services.
Independent Registered Public Accounting Firm
The Funds’ independent registered public accounting firm is Ernst & Young, LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN  55402.
Legal Counsel
The Funds’ legal counsel is Dechert, LLP, 1900 K Street N.W., Washington, DC 20006.
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
Weitz Inc. is responsible for recommendations on buying and selling securities for the Funds and for determinations as to which broker is to be used in each specific transaction.  Weitz Inc. attempts to obtain from brokers the most favorable price and execution available.  In selecting brokers and determining the most favorable price and execution, all factors relevant to the best interest of the Funds are considered, including, for example, price, the size of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions.  Subject to these considerations, Weitz Inc. may place orders for the purchase or sale of the Funds’ securities with brokers who have provided research, statistical or other financial information.
Because of such factors, most of which are subject to the best judgment of Weitz Inc., Weitz Inc. may pay a broker providing brokerage and research services to the Funds a commission or commission equivalent for a securities transaction that is higher than the commission or commission equivalent another broker would have charged, provided that Weitz Inc. has determined in good faith that the amount of such commission or commission equivalent is reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the broker’s ability to execute difficult transactions in the future.  Research services furnished by brokers through whom Weitz Inc. effects securities transactions are used by Weitz Inc. in servicing all of its accounts and are not used exclusively with respect to transactions for the Funds.
Brokerage and research services may include, among other things, information on the economy, industries, individual companies, statistical information, accounting and tax law interpretations, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis and performance analysis.  Such research services are received primarily in the form of written reports, telephone contacts and occasional meetings with securities analysts.  Such research services may also be provided in the form of access to various computer-generated data and meetings arranged with corporate and industry spokesmen.  In some cases, research services are generated by third parties, but are provided to Weitz Inc. by or through brokers.
In the case where Weitz Inc. may receive both brokerage and research and other benefits from the services provided by brokers, Weitz Inc. makes a good faith allocation between the brokerage and research services and other benefits and pays for such other benefits in cash.
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Weitz Inc. may aggregate orders for the purchase or sale of the same security for the Funds and other advisory clients.  Weitz Inc. will only aggregate trades in this manner if all transaction costs are shared equally by the participants on a pro-rata basis.  Such aggregate trading allows Weitz Inc. to execute trades in a more timely and equitable manner and to reduce overall commission charges to clients.  Weitz Inc. may include its own proprietary accounts in such aggregate trades.  Weitz Inc. will only execute such a trade subject to its duty of obtaining the best execution of the trade from the broker selected.
During each of the last three fiscal years, the Funds paid the following brokerage commissions for securities transactions:
	Fiscal Year Ended March 31,
Fund	2020	2019	2018
Balanced	$16,623	$29,285	$29,477
Core Plus	1,108	200	375
Hickory	208,845	183,796	228,471
Nebraska	0	0	0
Partners III	638,000	502,673	467,310
Partners Value	447,928	443,630	274,857
Short Duration	6,250	14,750	7,515
Ultra Short Government	0	0	0
Value	127,025	240,138	248,613
ORGANIZATION AND CAPITAL STRUCTURE
General
The Trust is a Delaware statutory trust organized on August 4, 2003 and is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund.  The Trust currently has nine investment series, the Balanced, Core Plus, Hickory, Nebraska, Partners III, Partners Value, Short Duration, Ultra Short Government and Value Funds.  The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
The Trust is authorized to issue an indefinite number of shares of beneficial interest.  All shares, when issued, are fully paid, non-assessable, redeemable and fully transferable.  All shares, which have no preemptive or conversion rights, have equal voting rights and can be issued as full or fractional shares.  A fractional share has pro rata the same kind of rights and privileges as a full share.
For each of the Balanced, Core Plus, Partners III, Partners Value, Short Duration and Value Funds, two classes of shares (an Institutional Class and an Investor Class) are authorized.  The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund.
On certain issues, such as the election of trustees, all shares of the Trust vote together.  The shareholders of a particular Fund, however, would vote separately on issues affecting only that particular Fund, such as the approval of a change in a fundamental investment restriction for that Fund.  Also, the shareholders of a particular class may vote separately on issues affecting only that particular class.
Shareholder Meetings
Although the Funds may hold periodic shareholder information meetings, shareholder business meetings will not be held unless required by the 1940 Act or at the direction of the Board of Trustees of the Trust.  Among other things, the 1940 Act requires a shareholder vote for amendments to a Fund’s fundamental investment policies and investment advisory agreement.
PURCHASING SHARES
See “Purchasing Shares” in the Prospectus for information on how to purchase shares of the Funds.
To purchase shares, you should complete a Purchase Application and transfer funds for the purchase either by sending a check, electronic bank transfer or a wire transfer to the Trust.  The Trust does not accept cash, money orders, travelers’ checks, third-party checks, credit card convenience checks, starter checks, instant loan checks, post-dated checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks.  The price paid for the shares purchased will be the next determined net asset value after the Trust receives the application and payment for the shares.  All purchase orders are subject to acceptance by authorized officers of the Trust and are not binding until so accepted.  The net asset value of a Fund’s shares is determined once each day
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generally at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central time) on days on which the New York Stock Exchange is open for business.  If the completed order is received in good order before such time, the order will be effective on that day.  If the completed order is received in good order after such time the order will be effective on the following business day.
Shares of the Funds may also be purchased through certain brokers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz Inc. or its affiliates.  If you invest through such entities, you must follow their procedures for buying and selling shares.  Please note that such financial intermediaries may charge you fees in connection with the purchases of Fund shares and may require a minimum investment amount different from that required by the Funds.  Such brokers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Funds.  If the broker or financial intermediary submits trades to the Funds, the Funds will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance.  The broker or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.
Weitz Inc. may, from time to time, make payments to brokers or other financial intermediaries for certain services to the Funds and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.
You should purchase shares of the Funds only if you intend to be a patient, long-term investor.  The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares.  Frequent trading into and out of a Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund.  The Weitz Funds believe that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term investors because those activities may, among other things:  (a) dilute the value of shares held by long-term shareholders; (b) cause the Funds to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability.  The Funds therefore discourage frequent purchase and redemptions by shareholders and it does not make any effort to accommodate this practice.  To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Funds to curtail frequent or excessive short-term trading by shareholders.  At the present time the Funds do not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into any of the Funds.  The Funds reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Funds, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Funds, has been or may be disruptive to the Funds.  It may not be feasible for the Funds to prevent or detect every potential instance of abusive or excessive short-term trading.
Important Information about Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you is that the Funds must obtain the following information for each customer prior to opening an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (not post office boxes); and
•	Taxpayer Identification Number such as Social Security Number or other identifying number.
Following receipt of your information, the Funds will follow its Customer Identification Program to attempt to verify your identity.  You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity.  If you are opening an account for a legal entity (e.g., partnership, limited liability company, business trust, corporation or other non-natural persons) you must supply the identity or identities of the ultimate beneficial owner(s) of the legal entity.  The Funds will also follow its Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons.  Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.  Federal law prohibits the Funds and other financial institutions from opening accounts unless the minimum identifying information is received.  The Funds are also required to verify the identity of the new customer under the Funds’ Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if the Funds are unable to verify your identity.  If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.
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PRICING OF SHARES
The net asset value per share of each Fund (and, as applicable, each class) is determined once each day, as more particularly described below, and generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central Time) on days on which the New York Stock Exchange is open for business.  If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each Fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.  Currently the New York Stock Exchange and the Funds are closed for business on Saturdays and Sundays and on the following holidays (as observed):  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
For the Balanced, Core Plus, Partners III, Partners Value, Short Duration and Value Funds: the net asset value of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding.  For the Hickory, Nebraska and Ultra Short Government Funds:  the net asset value of Fund shares is determined by dividing the value of assets of that Fund, less liabilities of that Fund, by the number of shares of the Fund outstanding.  In calculating the net asset value of a Fund’s shares:
1.
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

2.
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

3.	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.
4.
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

5.	The value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.
6.	Money market funds are valued at the quoted net asset value.
7.
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees.  Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Certain securities the Funds may own may be valued at fair value as determined in good faith by the Trustees or by Weitz Inc., as Adviser, in accordance with policies and procedures approved by the Trustees.  Such valuations and procedures are reviewed periodically by the Trustees.  The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.  The valuation procedures applied in any specific instance are likely to vary from case to case.  However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with the disposition).  In addition, such specific factors are also generally considered such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.  These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security.  As a result of relying on these valuation procedures, the Funds may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.
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REDEMPTION OF SHARES
See “Redeeming Shares” in the Prospectus for information about redeeming shares of the Funds.
Redemption of a Fund’s shares may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) or (c) exist.
The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Trust to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of a Fund.  If Weitz Inc. determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing a Fund’s net asset value per share (a “redemption-in-kind”).  Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
TAXATION
Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s shares.  This discussion does not purport to be complete or to deal with all the aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
Tax Status of the Funds
The Trust intends to qualify each of the Funds as a “regulated investment company” under Subchapter M of the Code, so that the Funds will not have to pay federal income tax on capital gains and net investment income distributed to shareholders.  As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (i.e., any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior taxable years) reported by the Fund as capital gain dividends, if any, that it distributes as dividends to its shareholders on a timely basis.  Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.  In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax.  In order to avoid this excise tax, a Fund must distribute dividends in respect of each calendar year to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of such calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax.
As a regulated investment company, a Fund is not allowed to utilize any net operating loss deduction realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year.  A Fund may, however, subject to certain limitations, carry forward capital losses in excess of capital gains (“net capital losses”) from any taxable year to offset capital gains, if any, realized during a subsequent taxable year without any expiration date.  Any such loss carryforwards will retain their character as short-term or long-term.  Capital gains that are offset by capital loss carryforwards are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders.  If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of such Fund’s taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).  As a result, cash available for distribution to shareholders and the value of such Fund’s shares may be reduced materially.
To qualify as a regulated investment company, a Fund must, among other things, earn at least 90% of its gross income each taxable year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts.  The Code also requires a regulated investment company to diversify its holdings.  This means that with respect to 50% of a Fund’s assets, on the last day of each quarter of the Fund’s taxable
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year, no more than 5% of the Fund’s total assets can be invested in the securities of any one issuer and the Fund cannot own more than 10% of the outstanding voting securities of such issuer.  Additionally, on the last day of each quarter of the Fund’s taxable year, the Fund may not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or in the securities of certain publicly traded partnerships.  This diversification test is in contrast to the diversification test under the 1940 Act which, with respect to 75% of a Fund’s assets, restricts the Fund from investing more than 5% of its total assets in the securities of any one issuer or owning more than 10% of the voting securities of such issuer.  Each of the Funds is diversified under the Code, and each of the Funds (other than the Nebraska Fund) is diversified under the 1940 Act.  The Internal Revenue Service (“IRS”) has not made its position clear regarding the treatment of certain futures contracts and options for purposes of the diversification test, and the extent to which a Fund could buy or sell futures contracts and options may be limited by this requirement.
The Funds may make investments or engage in transactions that affect the character, amount and timing of gains and losses realized by the Funds.  The Funds also may make investments that produce income that is not matched by a corresponding cash receipt by the Funds.  Such investments may require a Fund to borrow money or dispose of other securities in order to pay a distribution.  Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period.  Such investments may prevent the Fund from making capital gain distributions.
Distributions in General
Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares.  Dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from a U.S. corporation, may, subject to limitation, be eligible for the dividends received deduction.
The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly reported by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.  Capital gains from assets held for one year or less will be taxed as ordinary income.
As discussed below, distributions paid by the Nebraska Fund are generally expected to be exempt from federal income tax and Nebraska state income tax.  A portion of such distributions may be subject to the federal alternative minimum tax.
Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders reinvesting distributions in newly issued shares will receive a statement as to the net asset value of the shares purchased.
If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Funds, such distribution generally will be taxable even though it represents a return of invested capital.  Investors should be careful to consider the tax implications of buying shares of the Funds just prior to a distribution.  The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.
A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Funds in October, November or December of that year with a record date in such a month and paid by the Funds during January of the following calendar year.  Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.
Current tax law generally provides for a maximum tax rate for individual taxpayers of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) on long-term capital gains and on certain qualifying dividend income.  The rate reductions do not apply to corporate taxpayers.  The Funds expect to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate.  A shareholder would also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate.  Distributions resulting from income from the Funds’ investments in debt securities will not generally qualify for the lower rates.  Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate.  Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.  Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements.  Passive foreign investment companies are not
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treated as “qualified foreign corporations.”  Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Dispositions
Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares.  A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares.  If the shareholder has held the shares as a capital asset for more than one year, the maximum federal income tax rate is currently generally either 15% of 20% (depending on whether the shareholder’s taxable income exceeds certain threshold amounts).  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case the basis of the shares acquired will need to be adjusted by the shareholder to reflect the disallowed loss.  If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.  Certain other limitations apply that restrict the ability to deduct capital losses.
Additional Tax Consequences Relating to the Nebraska Fund
Provided that the Nebraska Fund has at least 50% of its total assets invested in tax-exempt municipal securities at the end of each calendar quarter, dividends derived from its net interest income on such municipal securities and so reported by the Nebraska Fund will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by a shareholder.  A portion of the distributions paid by the Nebraska Fund may be subject to tax as ordinary income (including certain amounts attributable to debt securities acquired at a market discount).  In addition, any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains.  In addition, any loss realized on shares in the Nebraska Fund held six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares.
The Nebraska Fund may derive and distribute ordinary income and/or capital gains including income from taxable investments, securities loans and market discount on tax-exempt securities.  A portion of the exempt-interest dividends paid by the Nebraska Fund may be treated as a tax preference item included in alternative minimum taxable income for purposes of determining an individual’s liability for the alternative minimum tax.  In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.”
All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Nebraska Fund will not be deductible by the shareholder.  The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Nebraska Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends.  Under rules used by the Internal Revenue Service determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.  Further, entities or persons that are “substantial users,” or persons related to “substantial users,” of facilities financed by private activity bonds or by industrial development bonds should consult their tax advisors before acquiring shares of the Nebraska Fund.  The income from such bonds may not be tax-exempt for substantial users.  There also may be collateral U.S. federal income tax consequences regarding exempt-interest dividends earned by certain Fund shareholders, such as S corporations, financial institutions, and property and casualty companies.  A Nebraska Fund shareholder falling into any such category should consult its tax advisor concerning its investment in the Nebraska Fund.
Shareholders of the Nebraska Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Nebraska Fund).  The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount.  In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount.  Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.
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Proposals have been and may be introduced before Congress that would restrict or eliminate the U.S. federal income tax exemption on tax-exempt municipal securities.  If such a proposal were enacted, the availability of such securities for investment by the Nebraska Fund and the value of such Fund’s portfolio would be affected.  In that event, the Nebraska Fund would reevaluate its investment objective and policies.
Individuals, trusts, estates and corporations subject to the Nebraska income tax will not be subject to such tax on distributions paid by the Nebraska Fund so long as the Nebraska Fund continues to be a regulated investment company for federal tax purposes and to the extent that such distributions qualify as exempt-interest distributions and are attributable to (i) interest earned on Nebraska municipal securities to the extent that such interest is specifically exempt from the Nebraska income tax and the Nebraska minimum tax; or (ii) interest on obligations of the United States or its territories and possessions to the extent included in federal adjusted gross income but exempt from state income taxes under the laws of the United States.  Capital gain distributions generally will receive the same characterization for Nebraska income tax purposes.  All shareholders of the Nebraska Fund should consult their own tax advisers about the state and local tax consequences of their investment in the Nebraska Fund.
Backup Withholding
Federal law requires the Funds to withhold a portion of distributions and/or proceeds from redemptions (currently at a rate of 24%) if (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Other Taxation
Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.
The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.
Except as discussed below, distributions attributable to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% (or lower applicable treaty rate) on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.
Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income) or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, and any remaining portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.
Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W‑8EXP), or an acceptable substitute, may be subject to backup withholding on dividends (including capital gain distributions) and on the proceeds of redemptions and exchanges.
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The Funds are required to withhold U.S. tax at a 30% rate on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their Fund shares.
Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.
Fund Investments
Market Discount
If a Fund acquires a debt security at a price lower than the lower of the stated redemption price at maturity or adjusted issue price of such debt security, the excess of the stated redemption price or adjusted issue price over the purchase price is “market discount.”  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such security and receives a principal payment on it.  In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income.  In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.  Generally, market discount accrues on a daily basis for each day the security is held by a Fund at a constant rate over the time remaining to the security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.  Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”
Original Issue Discount
Certain debt securities acquired by a Fund may be treated as securities that were originally issued at a discount.  Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity.  Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.  Some debt securities may be acquired by a Fund at a discount that exceeds the original issue discount on such securities, if any.  This additional discount represents market discount for federal income tax purposes (see above).
Below Investment Grade Instruments
A Fund may invest a portion of its net assets in below investment grade instruments.  Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable.  These and other issues will be addressed by each Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
Options, Futures and Forward Contracts
Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.”  Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.
Transactions in options, futures and forward contracts undertaken by a Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund and may cause a greater percentage of the Fund’s distributions to be ineligible to be reported as qualified dividend income or for the corporate dividends received deduction, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  In
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addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.  Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.  The consequences of such transactions to a Fund are not entirely clear.  The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to what would have occurred if the Fund had not engaged in such transactions.
Constructive Sales
Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position.  In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund’s holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.  Constructive sale treatment generally does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.
Foreign Taxes
Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes, but there can be no assurance in this regard.
CALCULATION OF PERFORMANCE DATA
A Fund or Class thereof may include its total return in advertisements or reports to shareholders or prospective investors.  Total return is the percentage change in the net asset value of a Fund (or Class) share over a given period of time, with dividends and distributions treated as reinvested.  Performance of Funds (or Classes) may also be shown by presenting one or more performance measurements, including cumulative total return or average annual total return.  Cumulative total return is the actual total return of an investment in the respective Fund (or Class) over a specific period of time and does not reflect how much of the value of the investment may have fluctuated during the period of time indicated.  Average annual total return is the annual compound total return of the respective Fund (or Class) over a specific period of time that would have produced the cumulative total return over the same period if the Fund’s (or Class’) performance had remained constant throughout the period.
A Fund’s average annual total return is computed in accordance with a standardized method prescribed by the SEC.  The average annual total return for a specific period is found by first taking a hypothetical investment of $1,000 in a Fund’s shares on the first day of the period and computing the redeemable value of that investment at the end of the period.  The redeemable value is then divided by the initial investment, and this quotient is raised to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. The calculation assumes that all income and capital gains distributions paid by a Fund have been reinvested at net asset value on the reinvestment dates.
Quotations of a Fund’s average annual total returns after taxes on distributions and after taxes on distributions and redemption are also computed in accordance with standardized methods prescribed by SEC rules.  A Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions.  This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.
A Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions.  This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.
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The Weitz Equity Funds may compare their respective performance to that of certain widely managed stock indices including the S&P 500 and the Russell 1000, 3000 and Midcap Indices.  The Balanced Fund may compare its performance to that of certain widely managed stock and bond indices including the Morningstar Moderately Conservative Target Risk Index.  The Weitz Funds may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.
For the Balanced, Core Plus, Nebraska, Short Duration and Ultra Short Government Funds
A Fund or Class thereof may quote yield in advertisements or in reports and other communications to shareholders.  For this purpose, yield is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period.  Net investment income includes interest and dividend income earned on a Fund’s securities; it is net of all expenses.  The yield calculation assumes that net investment income earned over 30 days is compounded semi-annually and then annualized.  Methods used to calculate advertised yields are standardized for all bond mutual funds.  However, these methods differ from the accounting methods used by the Funds to maintain books and records, and so the advertised 30-day yield may not fully reflect the income paid to a shareholder’s account.  A Fund’s net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund (including particular expenses of a relevant Class).   Consequently, any given quotation should not be considered as representative of what a Fund’s (or Class’) yield may be for any specified period in the future.  Yield information may be useful in reviewing the performance of a Fund or Class, and for providing a basis for comparison with other investment alternatives.  However, the yield of these Funds (or Classes) will fluctuate, unlike other investments which pay a fixed yield for a stated period of time.  Current yield should be considered together with fluctuations in the net asset value of the Fund (or Class) over the period for which yield has been calculated, which, when combined, will indicate the total return to shareholders of the Fund (or Class) for that period.  In addition, investors should give consideration to the quality and maturity of the securities owned by a Fund when comparing investment alternatives.
Investors should recognize that in periods of declining interest rates the yield of these Funds will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield of these Funds will tend to be somewhat lower.  Also, when interest rates are falling, any inflow of net new money to such a Fund will likely be invested in instruments producing lower yields than the balance of the holdings of such Fund, thereby reducing the current yield of the Fund.  In periods of rising interest rates, the opposite can be expected to occur.
A Fund or Class thereof may quote the indices of bond prices and yields prepared by Bloomberg Barclays and other leading broker-dealer firms.  These indices are not managed for any investment goal.  Their composition may, however, be changed from time to time.  A Fund or Class thereof may also compare its average annual total return to an unmanaged financial statistic, such as the United States Consumer Price Index (CPI).
The Core Plus, Short Duration and Ultra Short Government Funds (or a Class thereof) may quote the yield or total return of Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the performance of the Fund (or Class).  In considering such yields or total returns, investors should recognize that the performance of securities in which the Fund may invest does not reflect the Fund’s performance (or any Class’ performance), and does not take into account either the effects of portfolio management or of management fees or other expenses; and that the issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity, while there are no such guarantees with respect to shares of the Fund.
FINANCIAL STATEMENTS
The financial statements of each of the Funds for the fiscal year ended March 31, 2020, appearing in the Funds’ Annual Report to Shareholders, have been audited by Ernst & Young, LLP and are incorporated by reference herein.
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APPENDIX A

INTEREST RATE FUTURES CONTRACTS, BOND INDEX FUTURES
AND RELATED OPTIONS
The Partners III Fund may buy and sell futures contracts on commodities, interest rates, currencies or other indices and options thereon.  The Balanced, Core Plus, Nebraska and Short Duration Funds may purchase and sell interest rate futures contracts, bond index futures and options thereon.  To the extent a Fund uses futures and/or options on futures, it would do so in accordance with Regulation 4.5 under the Commodity Exchange Act.  With respect to the Funds, the Trust has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Regulation 4.5, with respect to the Funds’ operation.  Accordingly, the Funds are not currently subject to registration or regulation by the CFTC as a commodity pool or a CPO.  Changes to a Fund’s investment strategies or investments may cause that Fund to lose the benefits of the exclusion under Regulation 4.5 and may trigger CFTC regulation.  If a Fund becomes subject to CFTC regulation, the Fund may incur additional expenses.
Futures ‑ In General
A futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place.  Unlike the direct investment in a futures contract, an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option in the futures contract.  The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs).  The value of the option may change daily and that change would be reflected in the net asset value of each Fund.
Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month.  If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.  Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.  Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.
The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received.  Instead, an amount of cash or securities acceptable to Weitz Inc. and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the broker.  This amount is known as “initial margin,” and represents a “good faith” deposit assuring the performance of both the purchaser and the seller under the futures contract.  Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  In accordance with a process known as “marking-to-market,” subsequent payments to and from the broker, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable.  Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain.  In addition, a commission is paid on each completed purchase and sale transaction.
Interest Rate Futures Contracts
An interest rate futures contract creates an obligation on the part of the seller (the “short”) to deliver, and an offsetting obligation on the part of the purchaser (the “long”) to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price.  A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction.  The interest rate futures contracts to be traded by the Balanced, Core Plus, Nebraska and/or Short Duration Funds are traded only on commodity exchanges, known as “contract markets,” approved for such trading by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.  These contract markets, through their clearing corporations, guarantee that the contracts will be performed.  Presently, futures contracts are based on such debt securities as
64

long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage‑backed securities, three‑month U.S. Treasury bills and bank certificates of deposit.
The purpose of the acquisition or sale of an interest rate futures contract by the Balanced, Core Plus, Nebraska and/or Short Duration Funds as the holder of debt securities, is to hedge against fluctuations in rates on such securities without actually buying or selling debt securities.  For example, if interest rates are expected to increase, the respective Fund might sell interest rate futures contracts.  Such a sale would have much the same effect as selling some of the debt securities held by the respective Fund.  If interest rates increase as anticipated by Weitz Inc., the value of certain debt securities in the respective Fund would decline, but the value of the respective Fund’s interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the respective Fund from declining as much as it otherwise would have.  Of course, since the value of the securities held by the respective Fund will far exceed the value of the interest rate futures contracts sold by the respective Fund, an increase in the value of the futures contracts could only mitigate—but not totally offset the decline in the value of the respective Fund.
Similarly, when it is expected that interest rates may decline, interest rate futures contracts could be purchased to hedge against the respective Fund’s anticipated purchases of debt securities, at higher prices.  Since the rate of fluctuation in the value of interest rate futures contracts should be similar to that of the debt securities, the respective Fund could take advantage of the anticipated rise in the value of bonds without actually buying them until the market had stabilized.  At that time, the interest rate futures contracts could be liquidated and the respective Fund’s cash could then be used to buy bonds on the cash market.  The Balanced, Core Plus, Nebraska and/or Short Duration Funds could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase or by buying bonds with longer maturities and selling bonds with shorter maturities when interest rates are expected to decline.  However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the respective Fund to react more quickly to anticipated changes in market conditions or interest rates.
Options on Interest Rate Futures Contracts
An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place.  An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option.  Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase securities.  A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option.  A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date.  The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Balanced, Core Plus, Nebraska or Short Duration Funds, as the case may be.
The Balanced, Core Plus, Nebraska and Short Duration Funds may purchase put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions.  The Balanced, Core Plus, Nebraska and Short Duration Funds may purchase put options on interest rate futures contracts securities if Weitz Inc. anticipates a rise in interest rates.  The purchase of put options on interest rate futures contracts is analogous to the purchase of put options on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates.  Because of the inverse relationship between the trends in interest rates and values of debt securities, a rise in interest rates would result in a decline in the value of debt securities held in the respective Fund.  Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with debt securities, a put option on such a contract becomes more valuable as interest rates rise.  By purchasing put options on interest rate futures contracts at a time when Weitz Inc. expects interest rates to rise, the respective Fund will seek to realize a profit to offset the loss in value of its portfolio securities, without the need to sell such securities.
The Balanced, Core Plus, Nebraska and Short Duration Funds may purchase call options on interest rate futures contracts if Weitz Inc. anticipates a decline in interest rates.  The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk.  It is analogous to the purchase of a call option on an
65

individual debt security, which can be used as a substitute for a position in the debt security itself.  Depending upon the pricing of the option compared to either the futures contract upon which it is based or to the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt.  The Balanced, Core Plus, Nebraska and Short Duration Funds may purchase a call option on an interest rate futures contract to hedge against a market advance when the respective Fund is holding cash.  The respective Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market has stabilized.  At that time, the options can be liquidated and the respective Fund’s cash can be used to buy long-term securities.
The Balanced, Core Plus, Nebraska and Short Duration Funds could also write options on an interest rate futures contract.  The writer of an option on an interest rate futures contract assumes the opposite position from the purchaser of the option.  The writer of a call option, for example, receives the premium paid by the purchaser of the call, and in return assumes the responsibility to enter into a seller’s position in the underlying futures contract at any time the call is exercised.  Because the writer of an option assumes the obligation to purchase or sell the underlying futures contract at a fixed price at any time, regardless of market fluctuations, writing options involves more risk than purchasing options.  To alleviate this risk in part, the respective Fund would cover any option it wrote, either by owning a position whose price changes would offset the respective Fund’s obligation under the option (for example, by purchasing the underlying futures contract if the respective Fund had written a call option) or by segregating assets sufficient to cover its obligations under options it had written. In addition, the respective Fund would be required to make futures margin payments with respect to options written on futures contracts.  An option on an interest rate futures contract written by the respective Fund could be terminated by exercise, or the respective Fund could seek to close out the option on a futures exchange by purchasing an identical option at the current market price.  Writing an option would provide the respective Fund with income in the form of the option premium.  In addition, writing a call option would provide a partial hedge against declines in the value of securities the respective Fund owned (but would also limit potential capital appreciation in the securities), and writing a put option would provide a partial hedge against an increase in the value of securities the respective Fund intended to purchase (but also would expose the Balanced, Core Plus, Nebraska and/or Short Duration Funds to the risk of a market decline).
The Balanced, Core Plus, Nebraska and Short Duration Funds will sell put and call options on interest rate futures contracts only as a substitute for the purchase of a futures contract for the purpose of hedging and as part of closing sale transactions to terminate its options positions.  There is no guarantee that such closing transactions can be effected.  There are several risks relating to options on interest rate futures contracts.  The holder of an option on a futures contract may terminate the position by selling or purchasing an offsetting option of the same series.  There is no guarantee that such closing transactions can be effected.  The ability to establish and close out positions on such options will be subject to the existence of a liquid secondary market.  In addition, the purchase of put or call options by the respective Fund will be based upon predictions as to anticipated interest rate trends by Weitz Inc., which could prove to be inaccurate.  Even if the expectations of Weitz Inc. are correct, there may be an imperfect correlation between the change in the value of the options and of the respective Fund’s securities.
Bond Index Futures Contracts
Bond index futures contracts are commodity contracts listed on commodity exchanges.  A bond index assigns relative values to bonds included in the index and the index fluctuates with the value and interest rate of the bonds so included.  A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the bond index on the last trading day of the contract.  The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.
The Balanced, Core Plus, Nebraska and Short Duration Funds intend to use bond index futures contracts and related options for hedging and not for speculation.  Hedging permits the respective Fund to gain rapid exposure to or protect itself from changes in the market.  For example, the respective Fund may find itself with a high cash position at the beginning of a market rally.  Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement.  By using bond index futures, the respective Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally.  The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed.  Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into bond index futures contracts to sell units of an index and individual bonds can be sold over a longer period under cover of the resulting short contract position.
The Balanced, Core Plus, Nebraska and Short Duration Funds may enter into contracts with respect to any bond index or sub‑index.  To hedge the respective Fund successfully, however, such Fund must enter into contracts with respect to indexes or sub‑indexes whose movements will have a significant correlation with movements in the prices of such Fund’s securities.
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Options on Bond Index Futures
Bond indices are calculated based on the prices of securities traded on national securities exchanges.  An option on a bond index is similar to an option on a futures contract except all settlements are in cash.  A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level.  Such options would be used in a manner identical to the use of options on futures contracts.
As with options on bonds, the holder of an option on a bond index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date.  Trading in options on bond indexes began only recently.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop.  None of the Balanced, Core Plus, Nebraska or Short Duration Funds will purchase options unless and until the market for such options has developed sufficiently so that the risks in connection with options are not greater than the risks in connection with bond index futures contracts transactions themselves.  Compared to using futures contracts, purchasing options involves less risk to a portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).  There may be circumstances, however, when using an option would result in a greater loss to a portfolio than using a futures contract, such as when there is no movement in the level of the bond index.

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PART C:  OTHER INFORMATION

Item 28. Exhibits

Exhibit No.	Description
(a)(i)	Certificate of Trust(1)
(a)(ii)	Declaration of Trust(1)
(b)	By-Laws(1)
(c)	Certificates for Shares are not issued
(d)(i)	Amended Management and Investment Advisory Agreement for Balanced Fund (filed herewith)
(d)(ii)	Amended Management and Investment Advisory Agreement for Value Fund (filed herewith)
(d)(iii)	Amended Management and Investment Advisory Agreement for Partners Value Fund (filed herewith)
(d)(iv)	Amended Management and Investment Advisory Agreement for Hickory Fund (filed herewith)
(d)(v)	Amended Management and Investment Advisory Agreement for Short Duration Income Fund(3)
(d)(vi)	Amended Management and Investment Advisory Agreement for Ultra Short Government Fund(3)
(d)(vii)	Amended Management and Investment Advisory Agreement for Partners III Opportunity Fund(2)
(d)(viii)	Amended Management and Investment Advisory Agreement for Nebraska Tax-Free Income Fund(2)
(d)(ix)	Management and Investment Advisory Agreement for Core Plus Income Fund(2)
(d)(x)	Amended Expense Limitation Agreement for Value Fund Institutional Class Shares (filed herewith)
(d)(xi)	Amended Expense Limitation Agreement for Value Fund Investor Class Shares (filed herewith)
(d)(xii)	Amended Expense Limitation Agreement for Partners Value Fund Institutional Class Shares (filed herewith)
(d)(xiii)	Amended Expense Limitation Agreement for Partners Value Fund Investor Class Shares (filed herewith)
(d)(xiv)	Amended Expense Limitation Agreement for Short Duration Income Fund Investor Class Shares (filed herewith)
(d)(xv)	Expense Limitation Agreement for Short Duration Income Fund Institutional Class Shares(4)
(d)(xvi)	Expense Limitation Agreement for Ultra Short Government Fund Institutional Class Shares(3)
(d)(xvii)	Amended Expense Limitation Agreement for Core Plus Income Fund Institutional Class Shares(4)
(d)(xviii)	Amended Expense Limitation Agreement for Core Plus Income Fund Investor Class Shares (filed herewith)
(d)(xix)	Expense Limitation Agreement for Balanced Fund Investor Class Shares(9)

(d)(xx)	Expense Limitation Agreement for Balanced Fund Institutional Class Shares(9)
(d)(xxi)	Expense Limitation Agreement for Hickory Fund (filed herewith)
(d)(xxii)	Expense Limitation Agreement for Nebraska Tax-Free Income Fund (filed herewith)
(e)	Distribution Agreement(5)
(f)	Not Applicable
(g)(i)	Master Custodian Agreement with State Street Bank and Trust Company(6)
(h)(i)	Amended Administration Agreement(9)
(h)(ii)	Amended Administration Agreement for Investor Class Shares(9)
(h)(iii)	Amended Administration Agreement for Institutional Class Shares(9)
(h)(iv)	Master Accounting Services Agreement with State Street Bank and Trust Company(6)
(h)(v)	Form N-PORT and Form N-CEN Services Agreement(8)
(i)	Opinion and Consent of Counsel (filed herewith)
(j)	Consent of Independent Registered Public Accounting Firm (filed herewith)
(k)	Not Applicable
(l)	Subscription Agreement(7)
(m)(i)	Amended Administrative Services Plan for Investor Class Shares (filed herewith)
(m)(ii)	Amended Administrative Services Plan for Institutional Class Shares (filed herewith)
(n)	Amended Plan Pursuant to Rule 18f-3(9)
(o)	Not Applicable
(p)	Code of Ethics – The Weitz Funds, Weitz Investment Management, Inc. and Weitz Securities, Inc.(10)

(1)	Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A filed on August 8, 2003.
(2)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed on July 29, 2014.
(3)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A filed on October 3, 2016.
(4)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed on December 16, 2016.
(5)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on July 29, 2011.
(6)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A filed on July 28, 2017.
(7)	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed on September 26, 2003.
(8)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 39 to its Registration Statement on Form N-1A filed on July 20, 2018.

(9)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A filed on March 29, 2019.
(10)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A filed on July 26, 2019.

Item 29.  Persons Controlled by or under Common Control with the Registrant

None.

Item 30.  Indemnification

Reference is made to Article VII Section 3 in the Registrant’s Declaration of Trust which is incorporated by reference herein.  In addition to the indemnification provisions contained in the Registrant’s Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration Agreement and Custodian Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.
Item 31.  Business and Other Connections of Investment Adviser

Name	Positions with Adviser	Principal Occupation (Present and for Past Two Years)
Wallace R. Weitz	Chair of the Board and Co-Chief Investment Officer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement
James J. Boyne	President and Treasurer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement
John R. Detisch	Vice President, Secretary, General Counsel and Chief Compliance Officer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement
Bradley P. Hinton	Vice President and Co-Chief Investment Officer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Name	Positions with Adviser	Principal Occupation (Present and for Past Two Years)
Andrew S. Weitz	Vice President and Director	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement
Martha J. Gilchrist	Vice President and Director of Finance	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement
Shar M. Bennett	Vice President	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement
Kelly L. Kraft Lori M. Dorsey	Vice President and Director of Sales Vice President and Director of Marketing	Vice President and Director of Sales of Weitz Inc. Vice President and Director of Marketing of Weitz Inc.

Item 32.  Principal Underwriter
(a)	Not applicable.
(b)	Directors and Officers:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Wallace R. Weitz Suite 200 1125 South 103 Street Omaha, NE 68124‑1071	President and Director	President and Trustee
James J. Boyne Suite 200 1125 South 103 Street Omaha, NE 68124‑1071	Vice President and Treasurer	Vice President, Treasurer and Chief Financial Officer
John R. Detisch Suite 200 1125 South 103 Street Omaha, NE 68124‑1071	Vice President, Secretary, Chief Compliance Officer and Director	Vice President, Secretary and Chief Compliance Officer
Martha J. Gilchrist Suite 200 1125 South 103 Street Omaha, NE 68124‑1071	Vice President and Director of Finance	Vice President

(c) Not applicable.
Item 33.  Location of Accounts and Records

The accounts, books and other records required to be maintained by The Weitz Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in possession of: (1) Weitz Investment Management, Inc., 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124‑1071 (records relating to its function as investment adviser, administrator and transfer agent for The Weitz Funds); (2) Weitz Securities, Inc., 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124‑1071 (records relating to its function as distributor for The Weitz Funds); (3) DST Asset Manager Solutions, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 (records relating to its function as sub-transfer agent for The Weitz Funds), and (4) State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111 (records relating to its function as custodian and sub-administrator for The Weitz Funds).
Item 34.  Management Services
Not applicable.
Item 35.  Undertakings

None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned authorized individual in the City of Omaha, State of Nebraska, on the 30th day of July, 2020.

THE WEITZ FUNDS
By: /s/ Wallace R. Weitz
Wallace R. Weitz, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on July 30, 2020:
Signature	Title

/s/ Wallace R. Weitz	President and Trustee
Wallace R. Weitz

/s/ James J. Boyne	Treasurer and Chief Financial Officer
James J. Boyne

/s/ John W. Hancock*	Trustee
John W. Hancock

/s/ Thomas R. Pansing, Jr.*	Trustee
Thomas R. Pansing, Jr.

/s/ Delmer L. Toebben*	Trustee
Delmer L. Toebben

/s/ Lorraine Chang*	Trustee
Lorraine Chang

/s/ Roland J. Santoni**	Trustee
Roland J. Santoni

/s/ Justin B. Wender***	Trustee
Justin B. Wender

/s/ Wallace R. Weitz	Trustee
Wallace R. Weitz
Attorney-in-fact

      * Pursuant to Power of Attorney filed with the initial Registration Statement on Form N-1A as filed on August 8, 2003.
    ** Pursuant to Power of Attorney filed with Post-Effective Amendment No. 2 to the Registration Statement as filed on March 12, 2004.
  *** Pursuant to Power of Attorney filed with Post-Effective Amendment No. 14 to the Registration Statement as filed on July 31, 2009.

EXHIBIT INDEX

Exhibit No. Description

(d)(i)	Amended Management and Investment Advisory Agreement for Balanced Fund
(d)(ii)	Amended Management and Investment Advisory Agreement for Value Fund
(d)(iii)	Amended Management and Investment Advisory Agreement for Partners Value Fund
(d)(iv)	Amended Management and Investment Advisory Agreement for Hickory Fund
(d)(x)	Amended Expense Limitation Agreement for Value Fund Institutional Class Shares
(d)(xi)	Amended Expense Limitation Agreement for Value Fund Investor Class Shares
(d)(xii)	Amended Expense Limitation Agreement for Partners Value Fund Institutional Class Shares
(d)(xiii)	Amended Expense Limitation Agreement for Partners Value Fund Investor Class Shares
(d)(xiv)	Amended Expense Limitation Agreement for Short Duration Income Fund Investor Class Shares
(d)(xviii)	Amended Expense Limitation Agreement for Core Plus Income Fund Investor Class Shares
(d)(xxi)	Expense Limitation Agreement for Hickory Fund
(d)(xxii)	Expense Limitation Agreement for Nebraska Tax-Free Income Fund
(i)	Opinion and Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm
(m)(i)	Amended Administrative Services Plan for Investor Class Shares
(m)(ii)	Amended Administrative Services Plan for Institutional Class Shares